Exhibit 10(5)







==============================================================================

                                 CREDIT AGREEMENT

                                       among

             THE PROMUS COMPANIES INCORPORATED (which will be renamed
                         "HARRAH'S ENTERTAINMENT, INC."),

                    EMBASSY SUITES, INC. (which will be renamed
                       "HARRAH'S OPERATING COMPANY, INC."),

                   CERTAIN SUBSIDIARIES OF EMBASSY SUITES, INC.,

                                  VARIOUS BANKS,

                              BANKERS TRUST COMPANY,

                               THE BANK OF NEW YORK,

                                    CIBC INC.,

                         CREDIT LYONNAIS, ATLANTA AGENCY,

                               FIRST INTERSTATE BANK
                                  OF CALIFORNIA,

                               THE LONG-TERM CREDIT
                                  BANK OF JAPAN,
                             LIMITED, NEW YORK BRANCH,

                           NATIONSBANK OF GEORGIA, N.A.,

                                 SOCIETE GENERALE

                                        and

                            THE SUMITOMO BANK, LIMITED,
                                 NEW YORK BRANCH,
                                     as AGENTS

                                        and

                              BANKERS TRUST COMPANY,
                              as ADMINISTRATIVE AGENT
                        __________________________________

                             Dated as of July 22, 1993
                                        and
                               Amended and Restated
                                as of June 9, 1995
                        __________________________________

==============================================================================

                                 TABLE OF CONTENTS


                                                                            Page
                                                                            ----

   SECTION 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . . .   1
        1.01  The Commitments  . . . . . . . . . . . . . . . . . . . . . . .   1
        1.02  Minimum Amount of Each Borrowing . . . . . . . . . . . . . . .   6
        1.03  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . .   6
        1.04  Disbursement of Funds  . . . . . . . . . . . . . . . . . . . .   7
        1.05  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
        1.06  Conversions  . . . . . . . . . . . . . . . . . . . . . . . . .   9
        1.07  Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . .  10
        1.08  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        1.09  Interest Periods . . . . . . . . . . . . . . . . . . . . . . .  11
        1.10  Increased Costs, Illegality, etc.  . . . . . . . . . . . . . .  12
        1.11  Compensation . . . . . . . . . . . . . . . . . . . . . . . . .  15
        1.12  Change of Lending Office . . . . . . . . . . . . . . . . . . .  16
        1.13  Replacement of Banks . . . . . . . . . . . . . . . . . . . . .  16

   SECTION 2.  Letters of Credit . . . . . . . . . . . . . . . . . . . . . .  18
        2.01  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . .  18
        2.02  Minimum Stated Amount  . . . . . . . . . . . . . . . . . . . .  20
        2.03  Letter of Credit Requests  . . . . . . . . . . . . . . . . . .  20
        2.04  Letter of Credit Participations  . . . . . . . . . . . . . . .  20
        2.05  Agreement to Repay Letter of Credit Drawings . . . . . . . . .  24
        2.06  Increased Costs  . . . . . . . . . . . . . . . . . . . . . . .  25
        2.07  Responsibility of Letter of Credit Issuers; Reimbursement of
                Expenses and Disclaimer of Liability . . . . . . . . . . . .  26

   SECTION 3.  Commitment Commission; Fees; Reductions of Revolving Loan
        Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        3.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        3.02  Voluntary Termination of Unutilized Revolving Loan Commit-
                ments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
        3.03  Mandatory Reduction of Revolving Loan Commitments  . . . . . .  30

   SECTION 4.  Prepayments; Payments; Taxes  . . . . . . . . . . . . . . . .  32
        4.01  Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . .  32
        4.02  Mandatory Repayments.    . . . . . . . . . . . . . . . . . . .  33
        4.03  Method and Place of Payment  . . . . . . . . . . . . . . . . .  35
        4.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . .  35

   SECTION 5.  Conditions Precedent to the Restatement
























                                        (i)

                                                                            Page
                                                                            ----


                Effective Date . . . . . . . . . . . . . . . . . . . . . . .  38
        5.01  Execution of Agreement; Notes  . . . . . . . . . . . . . . . .  38
        5.02  Officer's Certificate  . . . . . . . . . . . . . . . . . . . .  39
        5.03  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . .  39
        5.04  Corporate Documents; Proceedings . . . . . . . . . . . . . . .  39
        5.05  Master Collateral Agreement  . . . . . . . . . . . . . . . . .  40
        5.06  Pledge Agreements  . . . . . . . . . . . . . . . . . . . . . .  40
        5.07  Security Agreement . . . . . . . . . . . . . . . . . . . . . .  40
        5.08  Company/Sub Guaranty . . . . . . . . . . . . . . . . . . . . .  41
        5.09  Mortgages; Title Insurance; Surveys; etc.  . . . . . . . . . .  41
        5.10  Assignment of Partnership Interests Agreement  . . . . . . . .  42
        5.11  Assignment of Leases . . . . . . . . . . . . . . . . . . . . .  42
        5.12  Net Lease Agreements . . . . . . . . . . . . . . . . . . . . .  42
        5.13  Consent Letter . . . . . . . . . . . . . . . . . . . . . . . .  42
        5.14  Adverse Change . . . . . . . . . . . . . . . . . . . . . . . .  42
        5.15  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        5.16  Hotel Transaction  . . . . . . . . . . . . . . . . . . . . . .  43
        5.17  Approvals, etc.  . . . . . . . . . . . . . . . . . . . . . . .  44
        5.18  Solvency Certificate; Evidence of Insurance  . . . . . . . . .  45
        5.19  Payment of Fees, Etc.  . . . . . . . . . . . . . . . . . . . .  46
        5.20  364-Day Credit Agreement.  . . . . . . . . . . . . . . . . . .  46
        5.21  Schedules. . . . . . . . . . . . . . . . . . . . . . . . . . .  46

   SECTION 6.  Conditions Precedent to All Credit Events . . . . . . . . . .  47
        6.01  No Default; Representations and Warranties . . . . . . . . . .  47
        6.02  Notice of Borrowing; Letter of Credit Request  . . . . . . . .  47
        6.03  Election to Become a Subsidiary Borrower . . . . . . . . . . .  47

   SECTION 7.  Representations, Warranties and
                Agreements . . . . . . . . . . . . . . . . . . . . . . . . .  49
        7.01  Corporate or Partnership Status  . . . . . . . . . . . . . . .  50
        7.02  Corporate or Partnership Power and Authority . . . . . . . . .  50
        7.03  No Violation . . . . . . . . . . . . . . . . . . . . . . . . .  50
        7.04  Governmental Approvals . . . . . . . . . . . . . . . . . . . .  51
        7.05  Financial Statements; Financial Condition; Undisclosed
                Liabilities; Projections; etc. . . . . . . . . . . . . . . .  51
        7.06  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        7.07  True and Complete Disclosure . . . . . . . . . . . . . . . . .  53
        7.08  Use of Proceeds; Margin Regulations  . . . . . . . . . . . . .  53
        7.09  Tax Returns and Payments . . . . . . . . . . . . . . . . . . .  54
        7.10  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . .  54


























                                       (ii)







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                                                                            Page
                                                                            ----

        7.11  The Collateral Documents . . . . . . . . . . . . . . . . . . .  55
        7.12  Properties . . . . . . . . . . . . . . . . . . . . . . . . . .  56
        7.13  Capitalization . . . . . . . . . . . . . . . . . . . . . . . .  57
        7.14  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .  57
        7.15  Compliance with Statutes, etc. . . . . . . . . . . . . . . . .  57
        7.16  Investment Company Act . . . . . . . . . . . . . . . . . . . .  58
        7.17  Public Utility Holding Company Act . . . . . . . . . . . . . .  58
        7.18  Environmental Matters  . . . . . . . . . . . . . . . . . . . .  58
        7.19  Labor Relations  . . . . . . . . . . . . . . . . . . . . . . .  59
        7.20  Patents, Licenses, Franchises and Formulas . . . . . . . . . .  60
        7.21  Existing Indebtedness  . . . . . . . . . . . . . . . . . . . .  60
        7.22  Hotel Transaction  . . . . . . . . . . . . . . . . . . . . . .  60
        7.23  No Other Ventures  . . . . . . . . . . . . . . . . . . . . . .  61

   SECTION 8.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . .  61
        8.01  Information Covenants  . . . . . . . . . . . . . . . . . . . .  61
        8.02  Books, Records and Inspections . . . . . . . . . . . . . . . .  64
        8.03  Maintenance of Property; Insurance . . . . . . . . . . . . . .  65
        8.04  Corporate Franchises . . . . . . . . . . . . . . . . . . . . .  66
        8.05  Compliance with Statutes, etc. . . . . . . . . . . . . . . . .  67
        8.06  Compliance with Environmental Laws . . . . . . . . . . . . . .  67
        8.07  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        8.08  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . .  69
        8.09  Performance of Obligations . . . . . . . . . . . . . . . . . .  69
        8.10  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . .  69
        8.11  Registry . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
        8.12  Additional Guarantors; Additional Collateral; etc  . . . . . .  70

   SECTION 9.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . .  72
        9.01  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
        9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.  . . .  76
        9.03  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . .  78
        9.04  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . .  80
        9.05  Advances, Investments and Loans  . . . . . . . . . . . . . . .  84
        9.06  Transactions with Affiliates . . . . . . . . . . . . . . . . .  85
        9.07  Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . .  85
        9.08  Consolidated Interest Coverage Ratio . . . . . . . . . . . . .  86
        9.09  Minimum Consolidated Net Worth . . . . . . . . . . . . . . . .  86
        9.10  Limitation on Payments and Modifications of Subordinated
                Debt; Modifications of Certificate of Incorporation,
                Partnership Agreements and By-Laws.  . . . . . . . . . . . .  86
        9.11  Limitation on Certain Restrictions on Subsidiaries . . . . . .  88


























                                       (iii)

                                                                            Page
                                                                            ----

        9.12  Limitation on Issuance of Capital Stock  . . . . . . . . . . .  88
        9.13  Business . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        9.14  Ownership of Subsidiaries  . . . . . . . . . . . . . . . . . .  89
        9.15  Special Purpose Corporation  . . . . . . . . . . . . . . . . .  89

   SECTION 10.  Events of Default  . . . . . . . . . . . . . . . . . . . . .  89
        10.01  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        10.02  Representations, etc. . . . . . . . . . . . . . . . . . . . .  90
        10.03  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . .  90
        10.04  Default Under Other Agreements  . . . . . . . . . . . . . . .  90
        10.05  Bankruptcy, etc.  . . . . . . . . . . . . . . . . . . . . . .  90
        10.06  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
        10.07  Collateral Documents  . . . . . . . . . . . . . . . . . . . .  92
        10.08  Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . .  92
        10.09  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . .  92
        10.10  Gaming Authority  . . . . . . . . . . . . . . . . . . . . . .  92

   SECTION 11.  Definitions and Accounting Terms . . . . . . . . . . . . . .  93
        11.01  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . .  93

   SECTION 12.  The Administrative Agent and Agents. . . . . . . . . . . . . 128
        12.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . 128
        12.02  Nature of Duties  . . . . . . . . . . . . . . . . . . . . . . 128
        12.03  Lack of Reliance on the Administrative Agent and Agents . . . 129
        12.04  Certain Rights of the Administrative Agent  . . . . . . . . . 130
        12.05  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . 130
        12.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . 130
        12.07  The Administrative Agent and the Agents in their Individual
                Capacities . . . . . . . . . . . . . . . . . . . . . . . . . 131
        12.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
        12.09  Resignation by the Administrative Agent and Agents  . . . . . 131

   SECTION 13.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . 132
        13.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . 132
        13.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . 134
        13.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 135
        13.04  Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . 135
        13.05  No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . 140
        13.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . 140
        13.07  Calculations; Computations  . . . . . . . . . . . . . . . . . 141
        13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
                JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . 142
        13.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . 143

























                                       (iv)







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                                                                            Page
                                                                            ----

        13.10  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . 143
        13.11  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . 144
        13.12  Amendment or Waiver . . . . . . . . . . . . . . . . . . . . . 144
        13.13  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . 146
        13.14  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . 146
        13.15  Application of Gaming Regulations.  . . . . . . . . . . . . . 146
        13.16  Confidentiality.  . . . . . . . . . . . . . . . . . . . . . . 147
        13.17  Miscellaneous.  . . . . . . . . . . . . . . . . . . . . . . . 147
        13.18.  Certain Agreements with Respect to Existing Indentures . . . 148

   SECTION 14.  Parent Guaranty  . . . . . . . . . . . . . . . . . . . . . . 150
        14.01  The Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . 150
        14.02  Bankruptcy  . . . . . . . . . . . . . . . . . . . . . . . . . 151
        14.03  Nature of Liability . . . . . . . . . . . . . . . . . . . . . 151
        14.04  Independent Obligation  . . . . . . . . . . . . . . . . . . . 152
        14.05  Authorization . . . . . . . . . . . . . . . . . . . . . . . . 152
        14.06  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . 153
        14.07  Subordination . . . . . . . . . . . . . . . . . . . . . . . . 153
        14.08  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . 154

   SCHEDULE I     Revolving Loan Commitments
   SCHEDULE II    Existing Letters of Credit
   SCHEDULE III   Tax Matters
   SCHEDULE IV    Subsidiaries
   SCHEDULE V     Existing Indebtedness
   SCHEDULE VI    Joint Ventures
   SCHEDULE VII   Insurance
   SCHEDULE VIII  Existing Liens
   SCHEDULE IX    Hotel Subsidiaries


   EXHIBIT A      Notice of Borrowing
   EXHIBIT B-1    Revolving Note
   EXHIBIT B-2    Swingline Note
   EXHIBIT C      Letter of Credit Request
   EXHIBIT D      Section 4.04(b)(iii) Certificate
   EXHIBIT E      Officers' Certificate
   EXHIBIT F      First Amendment to the Master Collateral
                    Agreement
   EXHIBIT G-1    First Amendment to the Parent Pledge
                    Agreement
   EXHIBIT G-2    First Amendment to the Company/Sub
                    Pledge Agreement
   EXHIBIT H      First Amendment to the Security Agreement
   EXHIBIT I      First Amendment to the Company/Sub Guaranty























                                        (v)

   EXHIBIT J-1    First Amendment to the Atlantic City Mortgage
   EXHIBIT J-2    First Amendment to the Nevada Mortgages
   EXHIBIT K      First Amendment to the Assignment of
                    Partnership Interests Agreement
   EXHIBIT L      First Amendment to the Assignment of Leases
   EXHIBIT M      Consent Letter
   EXHIBIT N      Solvency Certificate
   EXHIBIT O      364-Day Credit Agreement
   EXHIBIT P      Election to Become a Subsidiary Borrower
   EXHIBIT Q      Assignment and Assumption Agreement




























































                                       (vi)

             CREDIT AGREEMENT, dated as of July 22, 1993 and Amended and Restated as of June 9, 1995, among THE PROMUS COMPANIES INCORPORATED (which will be renamed "HARRAH'S ENTERTAINMENT, INC."), a Delaware corporation ("Parent"), EMBASSY SUITES, INC. (which will be renamed "HARRAH'S OPERATING COMPANY, INC."), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Banks party hereto from time to time, BANKERS TRUST COMPANY, THE BANK OF NEW YORK, CIBC INC., CREDIT LYONNAIS, ATLANTA AGENCY, FIRST INTERSTATE BANK OF CALIFORNIA, THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, NATIONSBANK OF GEORGIA, N.A., SOCIETE GENERALE, and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agents, and BANKERS TRUST COMPANY, as Administrative Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                               W I T N E S S E T H :
                               - - - - - - - - - -


             WHEREAS, Parent, the Borrowers, the Banks, the Agents and the Administrative Agent are party to a Credit Agreement, dated as of July 22, 1993 (as the same has been amended, modified or supplemented to, but not including, the Restatement Effective Date, the "Original Credit Agreement");

             WHEREAS, the Original Credit Agreement refinanced and replaced the Existing Credit Facilities (as defined in the Original Credit Agreement); and

             WHEREAS, the parties hereto wish to amend and restate and refinance the Original Credit Agreement as herein provided;

             NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and hereby is amended and restated in its entirety as follows:


             SECTION 1.  Amount and Terms of Credit.
                         --------------------------

             1.01  The Commitments.  (a)  Subject to and upon the terms and
                   ---------------
   conditions set forth herein, each Bank severally agrees, (A) to convert, on the Restatement Effective Date, Original Revolving Loans made by such Bank to the respective Borrowers pursuant to the Original Credit

   Agreement and outstanding on the Restatement Effective Date into a Borrowing of Revolving Loans hereunder to such Borrowers (as so converted, together with all Revolving Loans made pursuant to following clause (B), the "Revolving Loans" and each, a "Revolving Loan") and (B) at any time and from time to time on and after the Restatement Effective Date and prior to the Final Maturity Date, to make one or more additional Revolving Loans to one or more Borrowers, all of which Revolving Loans made pursuant to preceding clauses (A) and (B):

             (i) shall, at the option of the respective Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise
                                   --------
        specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type;

            (ii) may be repaid and reborrowed in accordance with the provisions hereof;

           (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Adjusted Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultane-ously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals (1) if such Bank is a Non-Defaulting Bank, the Adjusted Revolving Loan Commitment of such Bank at such time and (2) if such Bank is a Defaulting Bank, the Revolving Loan Commitment of such Bank at such time;

            (iv) shall not exceed for all Non-Defaulting Banks at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then out-standing, equals the Adjusted Total Revolving Loan Commitment at such time;

             (v) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultane-ously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time; and

            (vi) shall not exceed for any Subsidiary Borrower at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Draw-ings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) of such Subsidiary Borrower at such time and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) of such Subsidiary Borrower then outstanding, equals such Subsidiary Borrower's Sub-Limit.

             (b) Subject to and upon the terms and conditions set forth herein, BTCo in its individual capacity agrees (A) to convert, on the Restatement Effective Date, Original Swingline Loans made by BTCo to the respective Borrowers pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date into a Borrowing of Swingline Loans hereunder to such Borrowers (as so converted, together with all Swingline Loans made pursuant to following clause (B), the "Swingline Loans" and each, a "Swingline Loan") and (B) to make at any time and from time to time on and after the Restatement Effective Date and prior to the Swingline Expiry Date, one or more additional Swingline Loans to one or more Borrowers, which Swing-line Loans:

             (i)  shall be made and maintained as Base Rate Loans;

            (ii) may be repaid and reborrowed in accordance with the provisions hereof;

           (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans made by Non-Defaulting Banks then outstanding and all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the Adjusted Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Adjusted Total Revolving Loan Commitment on such date);

            (iv) shall not exceed for any Subsidiary Borrower at any time outstanding that aggregate principal amount which, when combined with the aggregate principal amount of all Revolving Loans of such Subsidiary Borrower then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) of such Subsidiary Borrower at such time, equals such Subsidiary Borrower's Sub-Limit; and

             (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount.

             Notwithstanding anything to the contrary in this Section 1.01(b), BTCo will not make a Swingline Loan after it has received written notice from the Required Banks stating that a Default or an Event of Default is then in existence and specifically requesting that BTCo not make any Swingline Loans, provided that BTCo may continue making Swingline Loans at such time thereafter as the respective Default or Event of Default has been cured or waived in accordance with the requirements of this Agreement or the Required Banks have withdrawn the written notice described above in this sentence.

             (c) On any Business Day, BTCo may, in its sole discretion, give notice to the Banks that its outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (with the Borrowers thereof being the respective Borrowers of the Swingline Loans) (provided that such notice
                                                     --------
   shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be funded on the immediately succeeding Business Day by all Banks (without giving effect to any reductions thereto pursuant to the last paragraph of
   Section 10) pro rata based on each Bank's Adjusted Percentage (determined
               --- ----
   before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly to BTCo to repay BTCo for such outstanding Swingline Loans. Each Bank hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satis-fied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the Total Revolving Loan Commitment or the Adjusted Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower), then each Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the respective Borrower on or after such date and prior to such purchase) from BTCo such participations in the outstanding Swingline Loans as shall be necessary to cause the Banks to share in such Swingline Loans ratably based upon their respective Adjusted Percen-tages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), provided that
                                                                   --------
   (x) all interest payable on the Swingline Loans shall be for the account of BTCo until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Bank shall be required to pay BTCo interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

             (d) Notwithstanding anything to the contrary contained in this Agreement, on the Restatement Effective Date (and concurrently with the repayment of any Original Revolving Loans contemplated by the Hotel Transaction Documents) the Borrowers shall, in coordination with the Administrative Agent and the Banks, repay outstanding Revolving Loans (after giving effect to the conversion of Original Revolving Loans on such date) of certain Banks and, if necessary, incur additional Revolving Loans from other Banks in each case so that the Banks participate in each Borrowing of Revolving Loans pro rata on the basis of their Revolving Loan Commitments.
                   --- ----

             1.02  Minimum Amount of Each Borrowing.  The aggregate principal
                   --------------------------------
   amount of each Borrowing of Revolving Loans shall not be less than $5,000,000 and, if greater, shall be in an integral multiple of $1,000,000; provided
                                                                    --------
   that Mandatory Borrowings shall be made in the amounts required by Section 1.01(c). The aggregate principal amount of each Borrowing of Swingline Loans shall not be less than $1,000,000 and, if greater, shall be in an integral multiple of $500,000. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

             1.03  Notice of Borrowing.  (a)  Whenever a Borrower desires to
                   -------------------
   make a Borrowing of Revolving Loans hereunder (excluding Borrowings of Revolving Loans pursuant to a Mandatory Borrowing), it shall give the Administrative Agent at its Notice Office at least one Business Day's prior notice of each Base Rate Loan and at least three Business Days' prior notice of each Eurodollar Loan to be made hereunder, provided that any such notice
                                                 --------
   shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by such Borrower in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing, the date of such Bor-rowing (which shall be a Business Day), whether the Revolving Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank written notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immedi-ately preceding sentence to be specified in the Notice of Borrowing.

             (b)(i) Whenever a Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give BTCo not later than 12:00 Noon (New York time) on the date that a Swingline Loan is to be made, written notice or telephonic notice confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case
   (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

            (ii) Without in any way limiting the obligation of such Borrower to confirm in writing any telephonic notice of such Borrowing of Swingline Loans, BTCo may act without liability upon the basis of telephonic notice of such Borrowing, believed by BTCo in good faith to be from a President, a Senior Vice President, a Vice President, a Treasurer or an Assistant Treasurer of such Borrower, or any other person designated in writing by any two of the foregoing officers who has appropriate signature cards on file with BTCo, prior to BTCo's receipt of such written confirmation. In each such case, such Borrower hereby waives the right to dispute BTCo's record of the terms of such telephonic notice of such Borrowing of Swingline Loans.

           (iii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(c), with the respective Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(c).

             1.04  Disbursement of Funds.  Except as otherwise specifically
                   ---------------------
   provided in the immediately succeeding sentence, not later than 10:00 A.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 2:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(c)), each Bank will make available its pro rata portion of
                                                          --- ----
   each such Borrowing requested to be made on such date (or in the case of Swingline Loans, BTCo shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the respective Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the respectiveBorrower a corresponding amount. If such corresponding amount is not in fact made available to the Adminis-trative Agent by such Bank, the Administrative Agent shall be entitled to re-cover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the respective Borrower and such Borrower shall immediately pay such corre-sponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to
   (i) if recovered from such Bank, the overnight Federal Funds Rate and (ii) if recovered from such Borrower, the rate of interest applicable to the respec-tive Borrowing, as determined pursuant to Section 1.08. Nothing in this
   Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the respective Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

             1.05  Notes.  (a)  Each Borrower's obligation to pay the principal
                   -----
   of, and interest on, the Loans made by each Bank to such Borrower shall be evidenced (i) if Revolving Loans, by a promissory note duly executed and delivered by such Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes") and (ii) if Swingline Loans, by a promissory note duly executed and delivered by such Borrower substan-tially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each a "Swingline Note" and, collectively, the "Swingline Notes").

             (b)  The Revolving Note issued by each Borrower to each Bank shall
   (i) be payable to the order of such Bank and be dated the Restatement Effective Date, (ii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the outstanding Revolving Loans evidenced thereby, (iii) mature on the Final Maturity Date, (iv) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (v) be subject to mandatory repayment as provided in Section 4.02 and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

             (c) The Swingline Note issued by each Borrower to BTCo shall (i) be payable to the order of BTCo and be dated the Restatement Effective Date,
   (ii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby from time to time, (iii) mature on the Swingline Expiry Date, (iv) bear interest as provided in the appropriate clause of Section
   1.08 in respect of the Base Rate Loans evidenced thereby, (v) be subject to mandatory repayment as provided in Section 4.02 and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

             (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation (or any error in such notation) shall not affect any Borrower's obligations in respect of such Loans.

             1.06  Conversions.  Each Borrower shall have the option to convert,
                   -----------
   on any Business Day, at least $5,000,000 of the outstanding principal amount of the Revolving Loans made pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar
   --------
   Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than $5,000,000, (ii) unless the Required Banks otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Euro-dollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the respective Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Revolving Loans to be so converted, the Borrowing(s) pursuant to which such Revolving Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto.
   The Administrative Agent shall give each Bank prompt written notice of any such proposed conversion affecting any of its Revolving Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Revolving Loans being converted.

             1.07  Pro Rata Borrowings.  All Borrowings of Revolving Loans under
                   -------------------
   this Agreement shall be incurred from the Banks pro rata on the basis of
                                                   --- ----
   their Revolving Loan Commitments; provided that all Borrowings of Revolving
                                     --------
   Loans made pursuant to a Mandatory Borrowing shall be incurred from the Banks pro rata on the basis of their Adjusted Percentages. It is understood that
   --- ----
   no Bank shall be responsible for any default by any other Bank of its obli-gation to make Revolving Loans hereunder and that each Bank shall be obli-gated to make the Revolving Loans provided to be made by it hereunder, re-gardless of the failure of any other Bank to make its Revolving Loans here-under.

             1.08  Interest.  (a)  Each Borrower agrees to pay interest in
                   --------
   respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Base Rate in effect from time to time.

             (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

             (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the Base Rate in effect from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

             (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment (on the amount re-paid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

             (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the respective Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

             1.09  Interest Periods.  At the time it gives any Notice of
                   ----------------
   Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), each Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three or six month period, provided that:
           --------

             (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

            (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Loan shall com-mence on the day on which the next preceding Interest Period applicable thereto expires;

           (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numer-ically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

            (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period
                                 --------  -------
        for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

             (v) unless the Required Banks otherwise agree, no Interest Period may be selected at any time when an Event of Default is then in existence;

            (vi) no Interest Period shall be selected which extends beyond the Final Maturity Date; and

           (vii) no Interest Period in respect of any Borrowing of Revolving Loans shall be selected which extends beyond any date upon which a mandatory repayment of the Revolving Loans will be required to be made under Section 4.02(a), as a result of reductions to the Total Revolving Loan Commitment pursuant to Section 3.03(b), unless the aggregate principal amount of Revolving Loans which are Base Rate Loans or which have Interest Periods which will expire on or before such date will be sufficient to make such required prepayment.

             If upon the expiration of any Interest Period applicable to a Bor-rowing of Eurodollar Loans, the respective Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, such Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

             1.10  Increased Costs, Illegality, etc.  (a)  In the event that any
                   ---------------------------------
   Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

             (i) on any Interest Determination Date that, by reason of any changes arising after the Restatement Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

            (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Restatement Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Restatement Effective Date affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

           (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Restatement Effective Date which materially and adversely affects the interbank Eurodollar market;

   then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give telephonic notice (confirmed in writing) to the respective Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the respective Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by such Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, the respective Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to such Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the respective Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

             (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the respective Borrower may (and in the case of any Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan; provided that, if more than one Bank
                                          --------
   is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

             (c) If at any time any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Restatement Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Revolving Loan Commitment hereunder or its obli-gations hereunder, then the Borrowers shall pay (and shall be jointly and severally obligated to pay) to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that
                                                               --------
   such Bank's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrowers, which notice shall show the basis for calculation of such additional amounts.

             1.11  Compensation.  The respective Borrower shall compensate each
                   ------------
   Bank, upon its written request (which request shall (x) set forth the basis for requesting such compensation and (y) absent manifest error, be final and conclusive and binding upon all the parties hereto), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans, or conversion from or into Eurodollar Loans, does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower or deemed withdrawn pursuant to Section 1.10(a));
   (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of
   (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

             1.12  Change of Lending Office.  Each Bank agrees that on the
                   ------------------------
   occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Bank, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided
                                                                     --------
   that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Bank provided in Sections 1.10, 2.06 and 4.04.

             1.13  Replacement of Banks.  If any Bank (1) becomes a Defaulting
                   --------------------
   Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (2) is incurring or is reasonably expected to incur costs which are or would be material in amount and are associated with a Gaming Authority's investigation of whether or not such Bank is a Qualified Person or (3) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b), the Company shall have the right, if no Default or Event of Default will exist immediately after giving effect to such replacement, to replace such Bank (the "Replaced Bank") with one or more other Qualified Person or Persons, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank"), acceptable to the Administrative Agent and each Letter of Credit Issuer, provided that:
                     --------

             (i)  at the time of any replacement pursuant to this Section
        1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to, and in accordance with the terms of, Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire the Revolving Loan Commitment and all outstanding Revolving Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01, (y) the respective Letter of Credit Issuer an amount equal to such Replaced Bank's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of any applicable Unpaid Drawing (which at such time re-mains an Unpaid Drawing) with respect to Letters of Credit issued by such Letter of Credit Issuer to the extent such amount was not theretofore funded by such Replaced Bank and (z) BTCo an amount equal to such Replaced Bank's Adjusted Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Bank; and

            (ii) all obligations of the Borrowers owing to the Replaced Bank (including all obligations, if any, owing pursuant to Section 1.11, but excluding those obligations specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement.

   Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Revolving Notes executed by the Borrowers, (x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such
   Replaced Bank and (y) if such Replaced Bank is a Defaulting Bank, the Adjusted Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks).

             SECTION 2.  Letters of Credit.
                         -----------------

             2.01  Letters of Credit.  (a)  Subject to and upon the terms and
                   -----------------
   conditions set forth herein, any Borrower may request that a Letter of Credit Issuer issue, at any time and from time to time on and after the Restatement Effective Date and prior to the Final Maturity Date, for the account of such Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holder) of L/C Supportable Indebtedness of such Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each such standby letter of credit, a "Letter of Credit") in support of such L/C Supportable Indebtedness. It is hereby acknowledged and agreed that each of the letters of credit which were issued under the Original Credit Agreement prior to the Restatement Effective Date and which remain outstanding on the Restatement Effective Date (the "Existing Letters of Credit") shall, from and after the Restatement Effective Date, constitute a "Letter of Credit" for purposes of this Agreement. Each Existing Letter of Credit and the Stated Amount thereof, together with the account party and beneficiary thereunder, is set forth on Schedule II.

             (b) Each Letter of Credit Issuer hereby agrees that it will, at any time and from time to time on or after the Restatement Effective Date and prior to the Final Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the respective Borrower one or more Letters of Credit in support of such L/C Supportable Indebtedness of such Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or an Event of Default, provided
                                                                        --------
   that no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

             (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the date hereof and which such Letter of Credit Issuer in good faith deems material to it; or

            (ii) such Letter of Credit Issuer shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.03(b).

             (c) Notwithstanding the foregoing, (i) no Letter of Credit shall hereafter be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed, when added to the aggregate principal amount of all Revolving Loans made by Non-Defaulting Banks and all Swingline Loans then outstanding, an amount equal to the Adjusted Total Revolving Loan Commitment at such time, (ii) no Letter of Credit shall hereafter be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed $50,000,000,
   (iii) no Letter of Credit shall hereafter be issued for the account of any Subsidiary Borrower the Stated Amount of which, when added to the sum of (A) the Letter of Credit Outstandings for such Subsidiary Borrower (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time and (B) the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding for such Subsidiary Borrower, would exceed such Subsidiary Borrower's Sub-Limit and (iv) each Letter of Credit hereafter issued shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the Final Maturity Date, on terms acceptable to the respective Letter of Credit Issuer) and (y) the Final Maturity Date.

             2.02  Minimum Stated Amount.  The Stated Amount of each Letter of
                   ---------------------
   Credit shall be not less than $500,000 or such lesser amount as is acceptable to the respective Letter of Credit Issuer.

             2.03  Letter of Credit Requests.  (a)  Whenever a Borrower desires
                   -------------------------
   that a Letter of Credit be issued for its account, such Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer at least five Business Days' (or such shorter period as is acceptable to such Letter of Credit Issuer in any given case) written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request"). The Administrative Agent shall promptly transmit copies of each Letter of Credit Request to each Bank.

             (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the respective Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Letter of Credit Issuer has received written notice from the Required Banks before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or
   Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Letter of Credit Issuer may issue the requested Letter of Credit for the account of the respective Bor-rower in accordance with such Letter of Credit Issuer's usual and customary practices. Upon its issuance of any Letter of Credit, the respective Letter of Credit Issuer shall promptly notify each Bank of such issuance, which notice shall be accompanied by a copy of the Letter of Credit actually issued.

             2.04  Letter of Credit Participations.  (a)  Immediately upon the
                   -------------------------------
   issuance by a Letter of Credit Issuer of any Letter of Credit (or upon the Restatement Effective Date with respect to the Existing Letters of Credit), such Letter of Credit Issuer shall be deemed to have sold and transferred to each Bank, other than such Letter of Credit Issuer (each such Bank, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Ad-justed Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the respective Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. This Agreement is intended by the parties to effect an immediate purchase by each Participant and sale by the respective Letter of Credit Issuer of such Participant's Adjusted Percentage of such rights and obligations in each Letter of Credit issued hereunder, and it is not to be construed as a loan or a commitment to make a loan by such Participant to such Letter of Credit Issuer, and the relationship between such Participant and such Letter of Credit Issuer shall notbe a debtor-creditor relationship. Each Participant hereby absolutely and unconditionally assumes and agrees to pay and discharge when due, ratably in accordance with its Adjusted Percentage, the obligations of each Letter of Credit Issuer under the Letters of Credit issued by it, by paying to such Letter of Credit Issuer in accordance with and to the extent provided by clause (c) of this Section 2.04, its ratable share of all amounts advanced by such Letter of Credit Issuer subsequent to the date hereof in connection with any Letter of Credit issued by it. Upon any change in the Revolving Loan Commitments or Adjusted Percentages of the Banks pursuant to Section 1.13 or 13.04 or as a result of a Bank Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Adjusted Percentages of the assignor and assignee Bank or of all Banks, as the case may be.

             (b) In determining whether to pay under any Letter of Credit, the respective Letter of Credit Issuer shall have no obligation relative to the Participants other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the respective Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability to any Borrower or any Participant.

             (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit (including any Existing Letter of Credit) and the respective Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to Section 2.05(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall absolutely and unconditionally pay to the Administrative Agent for the account of such Letter of

   Credit Issuer the amount of such Participant's Adjusted Percentage of such unreimbursed payment. Each Participant required to fund a payment pursuant to the preceding sentence shall do so in Dollars and in same day funds, without reduction for any setoff or counterclaim of any nature whatsoever, on the Business Day on which the Administrative Agent so notified such Participant, if such notice was given before 11:00 A.M. (New York time), or if such notice was not given by such time, on the Business Day next following such notice. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such payment available as aforesaid, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Letter of Credit Issuer at the overnight Federal Funds Rate.
   The failure of any Participant to make available to the respective Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available as aforesaid, its Adjusted Percentage of any Letter of Credit on the date required, as specified above, nor shall any Participant be relieved of its obligations to make such payments by reason of noncompliance by any other party to and with the terms of the other Credit Documents or for any other reason, but no Participant shall be responsible for the failure of any other Participant to make available to such Letter of Credit Issuer such other Participant's Adjusted Percentage of any such payment.

             (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which it has received any payments from any Participant pursuant to clause (c) of this Section 2.04 such Letter of Credit Issuer shall promptly pay such amount in Dollars and in same day funds, less the proportion of such amount due to such Letter of Credit Issuer, to the Administrative Agent for the account of each Participant which has paid its Adjusted Percentage thereof, whereupon the Administrative Agent shall promptly distribute the amount so paid to each such Participant ratably in accordance with its proportion of the aggregate amount theretofore funded by all Participants.

             (e) Upon the request of any Participant, the respective Letter of Credit Issuer shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

             (f) The obligations of the Participants to make payments as provided in clause (c) of this Section 2.04 with respect to Letters of Credit issued by it shall be irrevocable and not subject to any counterclaim, set-off, other defense or any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

             (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

            (ii) the existence of any claim, setoff, defense or other right which the respective Borrower or Participant may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or therein or any unrelated transactions (including any underlying transaction between the respective Borrower and the beneficiary named in any such Letter of Credit);

           (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

             (v)  the occurrence of any Default or Event of Default.

             (g) If any Participant shall fail to make any payment required pursuant to this Agreement in respect of any Letter of Credit at the time, in the funds and at the place provided, the respective Letter of Credit Issuer may, but shall not be obligated to, advance funds on behalf of such Participant (the "Defaulting Participant"). Each such advance shall be secured by the Defaulting Participant's interest in all payments and remedies under this Agreement and the other Credit Documents, the respective Letter of Credit Issuer shall be subrogated to the rights of the Defaulting Participant in this Agreement and the other Credit

   Documents and, at the request of the respective Letter of Credit Issuer, the Administrative Agent shall cause such advance to be repaid by application of payments which the Defaulting Participant would otherwise be entitled to receive under this Agreement and the other Credit Documents. Notwithstanding clause (c) of this Section 2.04, any amount not paid by the Defaulting Participant to the respective Letter of Credit Issuer as provided herein and each advance made by such Letter of Credit Issuer hereunder shall bear interest for each day from the date each such payment was due or such advance was made until such payment shall be made in full or advance repaid in full at the overnight Federal Funds Rate for the first three days during which the Defaulting Participant is in default, and thereafter at the Prime Lending Rate.

             2.05  Agreement to Repay Letter of Credit Drawings.  (a)  Each
                   --------------------------------------------
   Borrower hereby agrees to reimburse the respective Letter of Credit Issuer, by making payment to the Administrative Agent for the account of such Letter of Credit Issuer in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued for such Borrower's account (each such amount, so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Letter of Credit Issuer was reimbursed by such Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time, provided, however, to the extent such amounts are not
                      --------  -------
   reimbursed prior to 12:00 Noon (New York time) on the third Business Day following notice to the Company by the Administrative Agent or the respective Letter of Credit Issuer of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Letter of Credit Issuer (and until reimbursed by such Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus 2%, in each such case, with interest to be payable on demand, it being understood and agreed, however, that the notice referred to in the immediately preceding proviso shall not be required to be given if a Bankruptcy Event shall have occurred and be continuing and, in such case, interest shall accrue on and after such third Business Day at the rate provided in such proviso. The respective Letter of Credit Issuer shall give the respective Borrower prompt notice of each Drawing under any Letter of

   Credit, provided that the failure to give any such notice shall in no way
           --------
   affect, impair or diminish such Borrower's obligations hereunder.

             (b) The obligations of each Borrower under this Section 2.05 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Draw-ings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower may have or have had against any Bank (including in its capacity as issuer of the Letter of Credit or as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that
                                                       --------  -------
   such Borrower shall not be obligated to reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

             2.06  Increased Costs.  If at any time the introduction of or any
                   ---------------
   change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally accepted accounting principles, shall either
   (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such Letter of Credit Issuer or participated in by any Participant, or (ii) impose on such Letter of Credit Issuer or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by such Letter of Credit Issuer or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to the respective Borrower by such Letter of Credit Issuer or any Participant (a copy of which demand shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), such Borrower shall pay (and the Borrowers shall be jointly and severally obligated to pay) to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or re-duction in the amount receivable or reduction on the rate of return on its capital. Any Letter of Credit Issuer or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the respective Borrower, which notice shall include a certificate submitted to such Borrower by such Letter of Credit Issuer or such Participant (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the respective Borrower.


             2.07  Responsibility of Letter of Credit Issuers; Reimbursement of
                   ------------------------------------------------------------
   Expenses and Disclaimer of Liability.  (a) Each Letter of Credit Issuer, in
   ------------------------------------
   dealing with the participation share granted to any Participant under this Agreement, shall have no duties or responsibilities except for those that are expressly set forth in this Agreement. The duties of each Letter of Credit Issuer shall be ministerial and administrative in nature; no Letter of Credit Issuer shall have by reason of this Agreement or any other agreement a fiduciary relationship with any Participant.

             (b) Each Letter of Credit Issuer will handle all matters concerning this Agreement in accordance with its usual practice in managing its own affairs in the ordinary course of business, and will not be liable to any Participant, except for its gross negligence or willful misconduct. Without limiting the generality of the foregoing limitation of liability, and subject to the obligation to handle matters in accordance with the respective Letter of Credit Issuer's usual practice in managing its own affairs in the ordinary course of business, such Letter of Credit Issuer (i) shall not be responsible to any Participant for any statement, representation or warranty made in this Agreement, (ii) shall not be responsible for the due execution, effectiveness, legality, validity, binding effect, enforceability or sufficiency of this Agreement, (iii) shall not be bound to ascertain or inquire as to the performance of any of the terms, provisions or conditions of this Agreement on the part of any Person, (iv) shall be entitled to rely upon any writing, statement or notice or any telegraph, telex or teletyped message reasonably believed by it to be genuine and correct and believed by it to be signed and sent by the proper person, (v) may consult with legal counsel, independent public accountants, architects and any other experts such Letter of Credit Issuer may select with reasonable care and shall be fully protected in any action taken or omitted to be taken by it in accordance with the advice or opinion of such counsel, accountants, architects or experts, (vi) may employ agents or attorneys-in-fact and shall not be liable for the default or misconduct of any such person selected by such Letter of Credit Issuer with reasonable care and (vii) shall not be responsible for the performance of the repayment obligations under this Agreement, provided that clauses (i), (ii)
                                               --------
   and (iii) of this clause (b) shall not be interpreted to relieve any Letter of Credit Issuer of its own responsibility in such matters under this Agreement.

             (c) No Letter of Credit Issuer has made nor does it make any express or implied representations or warranties with respect to the past, present or future financial condition of any Credit Party or with respect to the legality, enforceability, validity, genuineness, subsistence, priority or value of the repayment obligations of any Credit Party under (i) this Agreement or any other Credit Document or (ii) any security therefor.

             (d) Each Participant will reimburse the respective Letter of Credit Issuer on demand, ratably in accordance with such Participant's Adjusted Percentage, against any and all reasonable costs, losses, liabilities, expenses and disbursements that may be incurred or made by such Letter of Credit Issuer in connection with any action that may be necessary or advisable to be taken by such Letter of Credit Issuer to recover amounts owed with respect to any Letter of Credit issued by such Letter of Credit Issuer or the other Credit Documents for which such Letter of Credit Issuer has not been reimbursed. Each Participant will reimburse the respective Letter of Credit Issuer on demand, ratably in accordance with such Participant's Adjusted Percentage, against any and all reasonable costs, losses, liabilities, expenses and disbursements that may be incurred by such Letter of Credit Issuer in connection with the performance of its duties under this Agreement, provided that no Participant will be liable for any
                         --------
   such costs, losses, liabilities, expenses and disbursements which arise solely out of the gross negligence or willful misconduct of such Letter of Credit Issuer.

             (e) Nothing contained in this Agreement shall confer upon any Letter of Credit Issuer or any Participant any interest in, or subject any Letter of Credit Issuer or any Participant to any liability for, the assets or liabilities of the other parties to the Credit Documents, except as to the transactions referred to in this Agreement. No Letter of Credit Issuer assumes any liability to any Participant for the repayment of its participation except to the extent that such Participant shall be entitled to receive payments in accordance with Section 2.04 of this Agreement.

             SECTION 3.  Commitment Commission; Fees; Reductions of Revolving
                         ----------------------------------------------------
   Loan Commitment.
   ---------------

             3.01  Fees.  (a)  The Company agrees to pay to the Administrative
                   ----
   Agent for distribution to each Non-Defaulting Bank a commitment commission (the "Commitment Commission") for the period from the Restatement Effective Date to but excluding the Final Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Final Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

             (b) The Company agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank (based on their respective Adjusted Percentages) a fee in respect of each Letter of Credit issued hereunder, including each Existing Letter of Credit (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, from the Restatement Effective Date) to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Eurodollar Loans, as in effect from time to time, on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

             (c) The Company agrees to pay to each Letter of Credit Issuer, for its own account, a facing fee in respect of each Letter of Credit issued by it hereunder, including each Existing Letter of Credit (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, from the Restatement Effective Date) to and including the termination of such Letter of Credit, computed at a rate equal to 1/8 of 1% per annum of the daily average Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

             (d) The Company agrees to pay to each Letter of Credit Issuer, upon each drawing under, issuance of, or amendment to, any Letter of Credit issued by such Letter of Credit Issuer, such amount as shall at the time of such event be the administrative charge which such Letter of Credit Issuer is generally imposing in connection with such occurrence with respect to letters of credit.

             (e) Each Borrower agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by such Borrower and the Administrative Agent.

             3.02  Voluntary Termination of Unutilized Revolving Loan Commit-
                   ----------------------------------------------------------
   ments.  (a)  Upon at least two Business Days' prior written notice to the
   -----
   Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Company shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $5,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that (i) each
                                                      --------
   such reduction shall apply to reduce the remaining Scheduled Commitment Reductions in direct order of maturity (based upon the amount of each such remaining Scheduled Commitment Reduction), (ii) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank and (iii) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any Bank to be reduced (as required by preceding clause
   (ii)) by an amount which exceeds the remainder of (x) the

   Unutilized Revolving Loan Commitment of such Bank as in effect immediately before giving effect to such reduction minus (y) such Bank's Adjusted Percentage of the aggregate principal amount of Swingline Loans then outstanding.

             (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
   Section 13.12(b), the Company shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), to terminate the entire Revolving Loan Commitment of such Bank, so long as all Revolving Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such repaid Bank.

             3.03  Mandatory Reduction of Revolving Loan Commitments.  (a)  In
                   -------------------------------------------------
   addition to any other mandatory commitment reductions pursuant to this
   Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Final Maturity Date.

             (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, but subject to reduction as provided in clause
   (i) of the proviso set forth in Section 3.02(a), on each date set forth below, the Total Revolving Loan Commitment shall be reduced by the amount set forth opposite such date (each reduction required by this Section 3.03(b), a "Scheduled Commitment Reduction"):

                          Date                             Amount
                          ----                             ------

                  July 31, 1998                          $50,000,000

                  January 31, 1999                       $75,000,000

                  July 31, 1999                          $75,000,000

                  January 31, 2000                      $100,000,000

             (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on the 15th day after the date on which any Change of Control occurs, the Total Revolving Loan Commitment shall be reduced to zero unless the Required Banks otherwise agree in writing in their sole discretion.

             (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Restatement Effective Date upon which Parent or any of its Subsidiaries receives any proceeds from any incurrence by Parent or any of its Subsidiaries of Permitted Designated Indebtedness, the Total Revolving Loan Commitment shall be reduced by an amount equal to its Share of the cash proceeds of the respective incurrence of Permitted Designated Indebtedness (net of underwriting or placement discounts and commissions and other reasonable costs associated therewith), provided that in the case of each incurrence of Existing Casino Non-Recourse
   --------
   Financing, the Total Revolving Loan Commitment shall only be reduced by an amount equal to its Share of the Minimum Proceeds Amount for the respective Casino Property; provided further, to the extent that the 364-Day Banks do not require that their full Share be applied to reduce the Total 364-Day Revolving Loan Commitment, the amount of their Share not so applied shall instead be applied to reduce the Total Revolving Loan Commitment as required by clause (f) of this Section 3.03.

             (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Restatement Effective Date upon which Parent or any of its Subsidiaries receives proceeds from any sale of assets constituting Collateral (but excluding (i) sales of inventory, materials and equipment in the ordinary course of business and (ii) sales of obsolete, uneconomic or worn-out equipment or materials), the Total Revolving Loan Commitment shall be reduced by an amount equal to its Share of 100% of the Net Sale Proceeds thereof, provided that, in the case of any sale of a Casino Property, the Total Revolving Loan Commitment shall only be reduced by an amount equal to its Share of the Minimum Proceeds Amount for the respective Casino Property or Casino Owner thereof; provided further, to the extent that the 364-Day Banks do not require that their full Share be applied to reduce the Total 364-Day Revolving Loan Commitment, the amount of their Share not so applied instead be applied to reduce the Total Revolving Loan Commitment as required by clause (f) of this Section 3.03.

             (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, following any mandatory commitment reduction required by Section 3.03(d) or (e) with respect to which the Shares of the various Issues of Senior Debt have been calculated in accordance with clause
   (A) of the definition of "Share," on the first date thereafter upon which it is subsequently determined that the amount which will actually be required to mandatorily reduce the Total 364-Day Revolving Loan Commitment is less than the Share applicable thereto (whether because the 364-Day Banks elected not to require such reduction or otherwise), then the amount which will not be so required to mandatorily reduce the Total 364-Day Revolving Loan Commitment shall instead be required to reduce the Total Revolving Loan Commitment as required by Section 3.03(d) or (e), as the case may be.

             (g) The Total Revolving Loan Commitment shall be reduced, and the Revolving Loan Commitment of the respective Former Bank shall be terminated, in the amount and at the times provided in Section 13.04(d).

             (h) Except as otherwise provided in clause (g) of this Section 3.03, each reduction to the Total Revolving Loan Commitment pursuant to this
   Section 3.03 shall be applied proportionately to reduce the Revolving Loan Commitment of each Bank.

             SECTION 4.  Prepayments; Payments; Taxes.
                         ----------------------------

             4.01  Voluntary Prepayments.  Each Borrower shall have the right to
                   ---------------------
   prepay the Loans made to it, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:

             (i) such Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 12:00 Noon (New York time) on such Business Day) and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, whether Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

            (ii) each prepayment shall be in an aggregate principal amount of at least $5,000,000 (or $1,000,000 in the case of Swingline Loans), provided that, if any partial prepayment of Eurodollar Loans made
        --------
        pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $5,000,000, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect;

           (iii) each prepayment in respect of any Revolving Loans made pur-suant to a Borrowing shall be applied pro rata among such Revolving
                                              --- ----
        Loans, provided that, at the respective Borrower's election in connec-
               --------
        tion with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Bank; and

            (iv) in the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b), the Borrowers shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) repay all Revolving Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Bank in accordance with said Section 13.12(b) so long as (A) the Revolving Loan Commitment of such Bank is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (iv) have been obtained.

             4.02  Mandatory Repayments.  (a)(i) On any day on which the sum of
                   --------------------
   the aggregate outstanding principal amount of Revolving Loans made by Non-Defaulting Banks, Swingline Loans and the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, there shall be required to be repaid on such date that principal amount of Swingline Loans and, after all Swingline Loans have been repaid in full, Revolving Loans of Non-

   Defaulting Banks in an amount equal to such excess. If, after giving effect to the repayment of all outstanding Swingline Loans and Revolving Loans of Non-Defaulting Banks, the aggregate amount of the Letter of Credit Out-standings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Company shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or cash equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or cash equivalents to be held as security for all obligations of the Borrowers to Non-Defaulting Banks hereunder in a cash collateral account to be established by the Administrative Agent.

            (ii) On any day on which the sum of the aggregate outstanding principal amount of Revolving Loans and Swingline Loans made to any Subsidiary Borrower and the Letter of Credit Outstandings in respect of Letters of Credit issued for the account of such Subsidiary Borrower exceeds such Subsidiary Borrower's Sub-Limit, such Subsidiary Borrower shall repay principal of its Swingline Loans and, after the Swingline Loans have been repaid in full, its Revolving Loans in an amount equal to such excess. If, after giving effect to the repayment of all of its outstanding Swingline Loans and Revolving Loans, the aggregate amount of its Letter of Credit Outstandings exceeds such Subsidiary Borrower's Sub-Limit, such Subsidiary shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or cash equivalents equal to the amount of such excess (up to a maximum amount equal to its Letter of Credit Outstandings at such time), such cash or cash equivalents to be held as security for all obligations of such Subsidiary Borrower hereunder in a cash collateral account to be established by the Administrative Agent.

           (iii) On any day on which the aggregate outstanding principal amount of Revolving Loans made by any Defaulting Bank exceeds the Revolving Loan Commitment of such Defaulting Bank, the Borrowers shall repay principal of Revolving Loans of such Defaulting Bank in an amount equal to such excess.

             (b) With respect to each repayment of Revolving Loans required by this Section 4.02, the respective Borrower may designate the Types of Revolving Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that:
                                                                --------
   (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with

   Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $5,000,000, such Borrowing shall be converted on such day into a Borrowing of Base Rate Loans;
   (iii) each repayment of any Revolving Loans made by Non-Defaulting Banks pursuant to a Borrowing shall be applied pro rata among such Revolving Loans;
                                            --- ----
   and (iv) each repayment of any Revolving Loans made by Defaulting Banks pursuant to a Borrowing shall be applied pro rata among suchRevolving Loans.
                                            --- ----
   In the absence of a designation by any Borrower as described in the preceding sentence, the Administrative Agent shall, upon telephonic notice to the Company and subject to the above, make such designation in its sole discretion.

             (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all then outstanding Revolving Loans shall be repaid in full on the Final Maturity Date.

             4.03  Method and Place of Payment.  Except as otherwise
                   ---------------------------
   specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

             4.04  Net Payments.  (a)  All payments made by any Borrower
                   ------------
   hereunder or under any Note, will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the immediately succeeding sentence, any tax imposed on or measured by the net income or profits of a Bank pursuant to the laws of the United States and the jurisdiction in which it is organized or in which the principal office or applicable lending office of such Bank is located or any subdivision or taxing authority thereof or therein) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrowers agree to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdic-tion in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. If any Taxes are so levied or imposed, the Borrowers agree to pay the full amount of such Taxes, and such additional amounts as may be neces-sary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrowers will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law copies of official tax receipts received from the relevant taxing authority evidencing such payment by the Borrowers. The Borrowers agree to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

             (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees (i) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code and which constitutes a Bank hereunder on the Restatement Effective Date, to provide to the Company and the Administrative Agent within five days after the Restatement Effective Date two original signed copies of Internal Revenue Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, (ii) in the case of any such Bank that is a "bank" within the meaning of

   Section 881(c)(3)(A) of the Code, that, to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), within five days after such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Company or the Administrative Agent after the Restatement Effective Date, such Bank will provide to the Company and the Administrative Agent two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Note, (iii) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above) which constitutes a Bank hereunder on the Restatement Effective Date, to provide to the Company and the Administrative Agent, within five days after the Restatement Effective Date
   (x) a certificate substantially in the form of Exhibit D (any such certi-ficate, a "Section 4.04(b)(iii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8, certi-fying to such Bank's entitlement at the date of such certificate (assuming compliance by the Company with Section 8.11) to an exemption from United States withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and under any Note and (iv) in the case of any such Bank (other than a Bank described in clause
   (i) or (ii) above), to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), within five days after such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written re-quest of the Company or the Administrative Agent after the Restatement Ef-fective Date, to provide to the Company and the Administrative Agent such other forms as may be required in order to establish the entitlement of such Bank to an exemption from withholding with respect to payments under this Agreement and under any Note. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes and which has not provided to the Company such forms required to be provided to the Company pursuant to the first sentence of this Section 4.04(b). Notwithstanding anything to the contrary contained in the preceding sentence and except as set forth in Section 13.04(b), each Borrower agrees to indemnify each Bank in the manner set forth in Section 4.04(a) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

             (c)  If any Borrower pays any additional amount under this Section
   4.04 to a Bank and such Bank determines that it has received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Bank shall pay to the respective Borrower an amount that the Bank shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Bank in such taxable year as a consequence of such refund, reduction or credit.

             SECTION 5.  Conditions Precedent tothe Restatement Effective Date.
                         -----------------------------------------------------
   The occurrence of the Restatement Effective Date pursuant to Section 13.10, and the obligation of each Bank to make Loans, and the obligation of any Letter of Credit Issuer to issue Letters of Credit, on the Restatement Effective Date is subject to the satisfaction of the following conditions:

             5.01  Execution of Agreement; Notes.  On or prior to the
                   -----------------------------
   Restatement Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Revolving Notes executed by the respective Borrowers, and to BTCo the appropriate Swingline Notes executed by such Borrowers, in each case in the amount, maturity and as otherwise provided herein.

             5.02  Officer's Certificate.  On the Restatement Effective Date,
                   ---------------------
   the Administrative Agent shall have received a certificate dated the Restatement Effective Date signed on behalf of the Company by the President, any Senior Vice President or any Vice President of the Company stating that all of the conditions in Sections 5.14, 5.15, 5.16, 5.17, 5.19, 5.20 and 6.01
   have been satisfied on such date.

             5.03  Opinions of Counsel.  On the Restatement Effective Date, the
                   -------------------
   Administrative Agent shall have received (i) from Latham & Watkins, counsel to Parent, the Company and the Subsidiary Borrowers, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date in form and substance satisfactory to the Administrative Agent and the Required Banks, (ii) from E.O. Robinson, Jr., General Counsel to Parent and the Company, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date in form and substance satisfactory to the Administrative Agent and the Required Banks and
   (iii) from local counsel reasonably satisfactory to the Administrative Agent, opinions each of which shall be in form and substance satisfactory to the Administrative Agent and the Required Banks and shall cover the New Jersey and Nevada Gaming Regulations and the perfection and priority of the security interests granted pursuant to the Security Agreement and the Mortgages (except that no opinion need be given with respect to the priority of the Lien of any Mortgage) and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

             5.04  Corporate Documents; Proceedings.  (a)  On the Restatement
                   --------------------------------
   Effective Date, the Administrative Agent shall have received a certificate, dated the Restatement Effective Date, signed by the President, any Senior Vice President or any Vice President of each of the Credit Parties, and attested to by the Secretary or any Assistant Secretary of each such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the certificate of incorporation, partnership agreement and by-laws of such Credit Party, as the case may be, and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be acceptable to the Administrative Agent in its reasonable discretion.

             (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement, the other Credit Documents and the Hotel Transaction Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received true and correct copies of all Hotel Transaction Documents, together with all infor-mation and copies of all other documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

             5.05  Master Collateral Agreement.  On the Restatement Effective
                   ---------------------------
   Date, the Administrative Agent, the Collateral Agent and each Collateral Grantor shall have entered into an amendment to the Master Collateral Agreement in the form of Exhibit F, and the Master Collateral Agreement, as so amended, shall be in full force and effect.

             5.06  Pledge Agreements.  (a)  On the Restatement Effective Date,
                   -----------------
   the Collateral Agent and Parent shall have entered into an amendment to the Parent Pledge Agreement in the form of Exhibit G-1, and the Parent Pledge Agreement, as so amended, shall be in full force and effect. On the Re-statement Effective Date, the Collateral Agent, as Pledgee, shall have in its possession all the Pledged Securities referred to in the Parent Pledge Agreement then owned by Parent, together with executed and undated stock powers.

             (b) On the Restatement Effective Date, the Collateral Agent and each Collateral Grantor party to the Company/Sub Pledge Agreement shall have entered into an amendment to the Company/Sub Pledge Agreement in the form of Exhibit G-2, and the Company/Sub Pledge Agreement, as so amended, shall be in full force and effect. On the Restatement Effective Date, the Collateral Agent, as Pledgee, shall have in its possession all the Pledged Securities referred to in the Company/Sub Pledge Agreement then owned by the respective Collateral Grantor, together with executed and undated stock powers.

             5.07  Security Agreement.  On the Restatement Effective Date, the
                   ------------------
   Collateral Agent and each Collateral Grantor party to the Security Agreement shall have entered into an amendment to the Security Agreement in the form of Exhibit H, and the Security Agreement, as so amended, shall be in full force and effect. On the Restatement Effective Date, no filings, recordings or registrations (other than those made prior to the Restatement Effective Date) shall be necessary or required to perfect (or maintain the perfection and priority of) the security interest created under the Security Agreement.

             5.08  Company/Sub Guaranty.  On the Restatement Effective Date, the
                   --------------------
   Collateral Agent, the Company and each other Guarantor (other than Parent) shall have entered into an amendment to the Company/Sub Guaranty in the form of Exhibit I, and the Company/Sub Guaranty, as so amended, shall be in full force and effect.

             5.09  Mortgages; Title Insurance; Surveys; etc.  On the Restatement
                   -----------------------------------------
   Effective Date, the Collateral Agent shall have received:

             (i) fully executed counterparts of amendments (each a "Mortgage Amendment" and, collectively, the "Mortgage Amendments") to each of the Mortgages in the form of Exhibit J-1 in the case of the Atlantic City Property and Exhibit J-2 in the case of the other Casino Properties, together with evidence that counterparts of the Mortgage Amendments have been delivered to the title insurance company insuring the Lien of such Mortgages for recording in all places to the extent necessary or desir-able, in the judgment of the Collateral Agent, effectively to create or maintain a valid and enforceable first priority mortgage lien on each such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties;

            (ii) endorsements to the Mortgage Policies issued by First American Title Insurance Company or such other title insurers reasonably satisfactory to the Administrative Agent in amounts satisfactory to the Administrative Agent assuring the Administrative Agent that the Mortgages on the Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such endorsements shall otherwise be in form and substance satisfactory to the Administrative Agent, and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Administrative Agent in its discretion may reasonably request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Administrative Agent in its discretion may reasonably request; and

           (iii) either (x) an officer's certificate of the Company with respect to each Mortgaged Property certifying that there has been no material alterations or improvements to such Mortgaged Property, which certificate shall be in form and substance satisfactory to the Administrative Agent or (y) in the case of any Mortgaged Property for which the foregoing certification cannot be made, an updated survey for such Mortgaged Property, in form and substance reasonably satisfactory to the Administrative Agent, certified by a licensed professional surveyor reasonably satisfactory to the Administrative Agent.

             5.10  Assignment of Partnership Interests Agreement.  On the
                   ---------------------------------------------
   Restatement Effective Date, the Collateral Agent, Marina, Harrah's Atlantic City and Harrah's New Jersey shall have entered into an amendment to the Assignment of Partnership Interests Agreement in the form of Exhibit K, and the Assignment of Partnership Interests Agreement, as so amended, shall be in full force and effect.

             5.11  Assignment of Leases.   On the Restatement Effective Date,
                   --------------------
   the Collateral Agent and Marina shall have entered into an amendment to the Assignment of Leases in the form of Exhibit L, and the Assignment of Leases, as so amended, shall be in full force and effect.

             5.12  Net Lease Agreements.   On the Restatement Effective Date,
                   --------------------
   each of the Net Lease Agreements shall be in full force and effect, provided
                                                                       --------
   that, to the extent the Company transfers its ownership interest in any of the Casino Properties located in Nevada to Harrah's Club as permitted by
   Section 9.02(a), the Net Lease Agreement with respect to each such Casino Property may be terminated.

             5.13  Consent Letter.  On the Restatement Effective Date, the
                   --------------
   Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit M, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in
   Section 13.08.

             5.14  Adverse Change.  On or prior to the Restatement Effective
                   --------------
   Date, nothing shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Banks shall determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Administrative Agent, the Collateral Agent, or the Banks, or on the ability of Parent or any Borrower or any other Credit Party to perform its obligations to the Administrative Agent, the Collateral Agent and the Banks or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             5.15  Litigation.  On the Restatement Effective Date, no litigation
                   ----------
   by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, the Hotel Transaction or any documentation executed in connection herewith or therewith or the transactions contemplated hereby or thereby, or with respect to any material Indebtedness of Parent or any of its Subsidiaries or which the Administrative Agent or the Required Banks shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             5.16  Hotel Transaction.  (a)  On the Restatement Effective Date,
                   -----------------
   Parent shall have changed its legal corporate name to "Harrah's Entertainment, Inc.", and the Company shall have changed its legal corporate name to "Harrah's Operating Company, Inc."

             (b) On the Restatement Effective Date, the Company and the Hotel Subsidiaries shall have entered into the Hotel Facility, no default or event of default shall exist thereunder and the Company shall have incurred not less than $210,000,000 of loans thereunder.

             (c) On the Restatement Effective Date, the Company shall have consummated the Hotel Transfer.

             (d) On the Restatement Effective Date, in consideration of the Hotel Transfer described in clause (c) of this Section 5.16, the Company shall have irrevocably and unconditionally assigned to the Hotel Company, and the Hotel Company shall have irrevocably and unconditionally assumed from the Company, and the Company shall have been irrevocably and unconditionally released from, all of the Company's rights and obligations under the Hotel Facility.

             (e) On the Restatement Effective Date, Parent and the Company shall have declared and paid the Hotel Stock Dividend.

             5.17  Approvals, etc.  (a) On or prior to the Restatement Effective
                   ---------------
   Date, all necessary governmental (domestic and foreign) and third party approvals (including, without limitation, the approval of the holders of the 8-3/4% Senior Subordinated Notes and 10-7/8% Senior Subordinated Notes) in connection with the transactions contemplated by this Agreement, the Hotel Transaction Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by this Agreement, the Hotel Transaction Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other re-straint pending or notified prohibiting or imposing materially adverse con-ditions upon the consummation of the transactions contemplated by this Agreement, the Hotel Transaction Documents or otherwise referred to herein or therein.

             (b) On or prior to the Restatement Effective Date, the Company shall have received sufficient Consents to authorize the execution and delivery of the indenture supplements to the 8-3/4% Senior Subordinated Notes Indenture and the 10-7/8% Senior Subordinated Notes Indenture and such indenture supplements shall have been duly executed and delivered by the Company and the respective indenture trustee thereunder and all conditions to the effectiveness thereof shall have been satisfied. All of the terms and conditions of the Consents and the respective indenture supplements shall be reasonably satisfactory to the Administrative Agent and the Required Banks and in compliance with the applicable Hotel Transaction Documents and all applicable laws (including, without limitation, Federal and state securities laws).

             (c) On or prior to the Restatement Effective Date, the Administrative Agent shall have received evidence that the Banks are qualified under the New Jersey Gaming Regulations as financial sources or qualifiers, or are exempt or waived therefrom, and shall be satisfied that no other New Jersey or Nevada gaming license, authorization, qualification, waiver or exemption of the Banks is required on or prior to the Restatement Effective Date by reason of this Agreement or the Collateral Documents. The Administrative Agent also shall be satisfied in its discretion with any conditions or requirements imposed by the

   New Jersey, Nevada or other relevant Gaming Authorities upon the Banks, this Agreement, the Collateral Documents, the Collateral or the Hotel Transaction.

             (d) Parent, its shareholders and Subsidiaries shall have received any qualifications required under applicable Gaming Regulations in connection with this Agreement, the Collateral Documents and the Hotel Transaction, and the Borrowers and the Guarantors shall have received all other approvals, authorizations or consents of, or notices to or registrations with any governmental body and required releases and consents from other appropriate Persons (including, without limitation, the shareholders of Parent) in connection with this Agreement, the Collateral Documents and the Hotel Transaction and shall have provided copies or other satisfactory evidence of all approvals, authorizations or consents referred to above to the Administrative Agent.

             (e) On or prior to the Restatement Effective Date, the Company shall have demonstrated (including by providing appropriate legal opinions and, in the case of the 8-3/4% Senior Subordinated Notes Indenture, a certificate of its Chief Financial Officer, Treasurer or Controller) to the Administrative Agent's and the Required Banks' satisfaction that loans in aggregate principal amount equal to the sum of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment may be incurred on the Restatement Effective Date without violating the terms of the 8-3/4% Senior Subordinated Notes Indenture and the 10-7/8% Senior Subordinated Notes Indenture and, in the case of the 8-3/4% Senior Subordinated Notes Indenture, that loans in the amount specified above would be permitted to be incurred on the Restatement Effective Date pursuant to the second paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture (and that the Consolidated Fixed Charge Ratio referred to therein would be at least equal to 2.0 to 1 after giving effect thereto).

             5.18  Solvency Certificate; Evidence of Insurance.  On the
                   -------------------------------------------
   Restatement Effective Date, there shall have been delivered to the Administrative Agent (i) a certificate in the form of Exhibit N, addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date, from the chief financial officer of Parent, providing the opinion of such chief financial officer as to the solvency of Parent, the Company, each Subsidiary Borrower and Parent and its Subsidiaries taken as a whole, and (ii) evidence of insurance (A) satisfactory to the Administrative Agent that insurance is in effect with respect to each of the

   Mortgaged Properties and covering such risks and in such amounts and with such coverages as required by the Administrative Agent and (B) that each insurance policy covering the Collateral and each other material insurance policy is effective as required in accordance with the requirements of
   Section 8.03 for the business and properties of Parent and its Subsidiaries, in scope, form and substance satisfactory to the Administrative Agent and the Required Banks and naming the Collateral Agent, in the case of Collateral, as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without at least 30 days' prior written notice by the respective insurer to the Collateral Agent.

             5.19  Payment of Fees, Etc.  (a)  On the Restatement Effective
                   ---------------------
   Date, all interest and Fees accrued (and not theretofore paid) under the Original Credit Agreement shall be paid in full, and all other costs, fees and expenses owing to any of the Banks or the Administrative Agent under the Original Credit Agreement shall be paid to the extent due. Furthermore, on the Restatement Effective Date, all costs, fees and expenses (including, without limitation, legal fees and expenses) and other compensation contemplated hereby or otherwise agreed and payable to the Banks or the Administrative Agent shall have been paid to the extent due.

             (b) On the Restatement Effective Date, all Interest Periods with respect to any outstanding Original Revolving Loans shall have expired in accordance with the terms thereof or shall have been terminated by the Borrowers.

             5.20  364-Day Credit Agreement.  On the Restatement Effective Date,
                   ------------------------
   Parent, the Company, the Subsidiary Borrowers, the 364-Day Banks and the Administrative Agent shall have entered into the 364-Day Credit Agreement in the form of Exhibit O, and the 364-Day Credit Agreement shall be in full force and effect. On the Restatement Effective Date, the Company shall have delivered to the Administrative Agent a true and correct copy of the 364-Day Credit Agreement, which shall be required to be in form and substance satisfactory to the Administrative Agent and the Required Banks.

             5.21  Schedules.  On the Restatement Effective Date, the Company
                   ---------
   shall have delivered to each of the Banks true and complete copies of Schedules II through IX, which Schedules shall be in form and substance satisfactory to the Administrative Agent and the Required Banks.

             SECTION 6.  Conditions Precedent to All Credit Events.  The
                         -----------------------------------------
   obligation of each Bank to make Loans (including Loans made on the Restatement Effective Date, but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(c)), and the obligation of each Letter of Credit Issuer to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

             6.01  No Default; Representations and Warranties.  At the time of
                   ------------------------------------------
   each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default (it being understood and agreed, however, that an Unpaid Drawing will not prevent a Borrowing of Revolving Loans so long as the proceeds thereof are applied to repay in full all then outstanding Unpaid Drawings and no other Default or Event of Default then exists) and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

             6.02  Notice of Borrowing; Letter of Credit Request.  (a)  Prior to
                   ---------------------------------------------
   the making of each Revolving Loan (excluding Revolving Loans made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, BTCo shall have received the notice required by
   Section 1.03(b)(i).

             (b) Prior to the issuance of any Letter of Credit, the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

             6.03  Election to Become a Subsidiary Borrower.  Prior to the
                   ----------------------------------------
   incurrence of any Loans by, or the issuance of any Letter of Credit for the account of, a Subsidiary Borrower which is not a Subsidiary Borrower on the Restatement

   Effective Date, the following additional conditions shall be satisfied:

             (i) such new Subsidiary Borrower shall have duly authorized, executed and delivered to the Administrative Agent an Election to Become a Subsidiary Borrower in the form of Exhibit P, which shall be in full force and effect;

            (ii) such Subsidiary Borrower shall have duly authorized, executed and delivered to (A) the Administrative Agent for the account of each of the Banks the appropriate Revolving Note and (B) to BTCo the appropriate Swingline Note, in each case in the amount, maturity and as otherwise provided herein; and

           (iii) to the extent not previously accomplished, such Subsidiary Borrower shall have duly authorized, executed and delivered to the Administrative Agent counterparts of the Company/Sub Guaranty and each Collateral Document to the extent applicable, together with (x) such financing statements and instruments required to be delivered by the respective Collateral Documents and (y) such other documents, certificates, resolutions, opinions and writings that would have been required to be delivered pursuant to Sections 5.03 and 5.04 of this Agreement and Section 5.19 of the Original Credit Agreement if such Subsidiary Borrower had been subject to such Sections on the Restatement Effective Date, all of which shall be in form and substance satisfactory to the Administrative Agent.


             Section 6.04.  Additional Conditions to Certain Credit Events.  If
                            ----------------------------------------------
   at any time after the Restatement Effective Date and prior to the repayment in full of the
   8-3/4% Senior Subordinated Notes, the Total Outstandings are reduced to an amount which is less than the remainder of $150,000,000 less the 364-Day Revolving Loan Commitment Reduction Amount, if any, at such time, then as a condition precedent to any Credit Event which would cause the Total Outstandings to exceed the Lowest Outstanding Amount then in effect by more than $450,000,000 plus the 364-Day Revolving Loan Commitment Reduction Amount, if any, at such time, the Company shall have first delivered to the Agent and each of the Banks a satisfactory (to the Agent) legal opinion and certificate of its Chief Financial Officer, Treasurer or Controller, each in form and scope satisfactory to the Administrative Agent demonstrating in reasonable detail that such Credit Event may be incurred without violating the terms of the 8-3/4% Senior Subordinated Notes Indenture.

             The occurrence of the Restatement Effective Date and the acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by Parent and the respective Borrower to the Administrative Agent and each of the Banks that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other docu-ments and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be in form and substance satisfactory to the Required Banks.

             Notwithstanding anything to the contrary contained above or in
   Section 13.10, if the Restatement Effective Date does not occur on or prior to September 30, 1995, then it shall not thereafter occur (unless the Required Banks agree in writing to an extension of such date), and this Agreement shall cease to be of any force or effect and the Original Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.

             SECTION 7.  Representations, Warranties and Agreements.  In order
                         ------------------------------------------
   to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of Parent, the Company and each Subsidiary Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Hotel Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Restatement Effective Date and the occurrence of each Credit Event on or after the Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct on and as of the Restatement Effective Date and on the date of each such Credit Event (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and
   (ii) for purposes of making any representation or warranty in this Section 7 after the Restatement Effective Date the term Documents shall not include the Hotel Transaction Documents).

             7.01  Corporate or Partnership Status.  Each of Parent and its
                   -------------------------------
   Subsidiaries (i) is a duly organized and validly existing corporation or partnership, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             7.02  Corporate or Partnership Power and Authority.  Each Credit
                   --------------------------------------------
   Party has the corporate or partnership power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

             7.03  No Violation.  Neither the execution, delivery or performance
                   ------------
   by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any pro-vision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pur-suant to the Collateral Documents and, in the case of the Hotel Company and the Hotel Subsidiaries, pursuant to the Hotel Facility) upon any of the property or assets of Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Parent or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, partnership agreement or by-laws of Parent or any of its Subsidiaries.

             7.04  Governmental Approvals.  No order, consent, approval,
                   ----------------------
   license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the Hotel Transaction, (ii) the execution, delivery and performance of any Document or (iii) the legality, validity, binding effect or enforceability of any such Document.

             7.05  Financial Statements; Financial Condition; Undisclosed
                   ------------------------------------------------------
   Liabilities; Projections; etc.  (a)  The statements of financial condition of
   ------------------------------
   Parent and its Consolidated Subsidiaries at December 31, 1994 (including the December 31, 1994 financial statements contained in the Proxy Statement which show the Hotel Business as discontinued operations) and March 31, 1995, and the related statements of income and cash flow and changes in shareholders' equity of Parent and its Consolidated Subsidiaries for the fiscal year and three-month period ended on such date, as the case may be, and furnished to the Banks prior to the Restatement Effective Date present fairly the financial condition of Parent and its Consolidated Subsidiaries at the date of such statements of financial condition and the results of the operations of Parent and its Consolidated Subsidiaries for the respective fiscal year or three-month period, as the case may be. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied. Since December 31, 1994 (but after giving effect to the Hotel Transaction), there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             (b) On and as of the Restatement Effective Date, both before and after giving effect to the Hotel Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by Parent and its Subsidiaries in connection therewith, (a) the sum of the assets, at a fair

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   valuation, of each of Parent, the Company, each Subsidiary Borrower, Parent and its Subsidiaries taken as a whole and the Company and its Subsidiaries taken as a whole will exceed their respective debts; (b) none of Parent, the Company, any Subsidiary Borrower, Parent and its Subsidiaries taken as a whole or the Company and its Subsidiaries taken as a whole has incurred, nor do they intend to incur or believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) each of Parent, the Company, each Subsidiary Borrower, Parent and its Subsidiaries taken as a whole and the Company and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its respective business. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

             (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Restatement Effective Date no liabilities or obligations with respect to Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Parent and its Subsidiaries taken as a whole. As of the Restatement Effective Date, neither Parent nor any Borrower knows of any basis for the assertion against Parent or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, is material to Parent and its Subsidiaries taken as a whole.

             (d) On and as of the Restatement Effective Date, (i) the financial projections (the "Projections") prepared by the Company and delivered to the Banks by the Administrative Agent prior to the Restatement Effective Date were prepared based upon the assumptions concerning various industry trends described therein for the periods presented, (ii) the Projections were based on good faith assumptions and estimates, and (iii) although a range of possible different assumptions and estimates might also be reasonable, the Company is not aware of any facts that would lead it to believe that the assump-

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   tions and estimates on which the Projections were based are not reasonable;
   provided that no assurance can be given that the projected results will be realized or with respect to the ability of the Company to achieve the projected results, and while the Projections are necessarily presented with numerical specificity, the actual results achieved during the periods presented in all likelihood will differ from the projected results and such differences may be material.

             7.06  Litigation.  There are no actions, suits or proceedings
                   ----------
   pending or, to the best knowledge of Parent or any Borrower, threatened (i) with respect to any Document or the Hotel Transaction, (ii) with respect to any material Indebtedness of Parent or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             7.07  True and Complete Disclosure.  All factual information (taken
                   ----------------------------
   as a whole) furnished by or on behalf of Parent or its Subsidiaries in writing to the Administrative Agent or any Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Parent or its Subsidiaries in writing to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

             7.08  Use of Proceeds; Margin Regulations.  (a)  All proceeds of
                   -----------------------------------
   the Loans shall be used by the Borrowers (i) to pay fees and expenses related to this Agreement and (ii) for the Borrowers' and their Subsidiaries' general corporate purposes.

             (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regu-

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   lation G, T, U or X of the Board of Governors of the Federal Reserve System.

             7.09  Tax Returns and Payments.  Each of Parent and its
                   ------------------------
   Subsidiaries and each Person for whose tax Parent or any of its Subsidiaries could be liable has filed or caused to be filed with the appropriate taxing authority, all Federal and all other material returns, statements, forms and reports for all taxes (the "Returns") required to be filed by it and has paid or caused to be paid (i) all material taxes due for the periods covered thereby and (ii) all taxes pursuant to any assessment received by Parent, any of its Subsidiaries or any such Person, excluding, in each case, any such taxes that have been contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. Except as disclosed on Schedule III, as of the Restatement Effective Date, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Parent or any of its Subsidiaries, threatened by any governmental or taxing authority regarding any material taxes relating to Parent or any of its Subsidiaries. Except as disclosed on Schedule III, as of the Restatement Effective Date, neither Parent nor any of its Subsidiaries has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of any material taxes of Parent or any of its Subsidiaries.

             7.10  Compliance with ERISA.  Each Plan is in substantial
                   ---------------------
   compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of
   Section 412 of the Code; neither Parent nor any Subsidiary of Parent nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069,
   4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code
   or expects to incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Parent or any Subsidiary of Parent or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of Parent or any Subsidiary

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   of Parent or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Parent and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability to any person interested therein other than accrued benefits; it being understood that any representation or warranty made in this Section 7.10 with respect to any multiemployer plan (labor union) is to the best knowledge of Parent, the Company and each Subsidiary Borrower.

             7.11  The Collateral Documents.  (a)  The provisions of the
                   ------------------------
   Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable security interest in all right, title and interest of the Collateral Grantors in the Security Agreement Collateral described therein, and the Security Agreement creates a fully perfected first lien on, and security interest in, all right, title and interest of the Collateral Grantors, in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under federal law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement and the filing of the Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement. Each Collateral Grantor has good and marketable title to all Security Agreement Collateral described therein, free and clear of all Liens except those described above in this clause (a).

             (b) The security interests created in favor of the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreements constitute first perfected security interests in the Pledged Securities described in the Pledge Agreements, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities under the Pledge Agreements.

             (c) The security interests created in favor of the Collateral Agent for the benefit of the Secured Parties under the Assignment of Partnership Interests Agreement constitute first perfected security interests in the Partnership Interests described in the Assignment of Partnership Interests Agreement, subject to no security interests of any other Person. Except for filings that have been made prior to the Restatement Effective Date, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Partnership Interests under the Assignment of Partnership Interests Agreement.

             (d) The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Liens permitted under Section 9.01). The Company or Harrah's Club, as the case may be, has good and marketable title to the following three Mortgaged Properties, Harrah's Reno Hotel Casino, Harrah's Lake Tahoe Hotel Casino (including Bill's Casino) and Harrah's Las Vegas Hotel Casino; Marina has good and marketable title to the Mortgaged Property at the Harrah's Atlantic City Hotel Casino; and Harrah's Laughlin has good and marketable title to the Mortgaged Property at Harrah's Laughlin Hotel Casino, in each case free and clear of all Liens except those described in the first sentence of this subsection (d).

             (e) The Assignment of Leases and, to the extent not theretofore terminated, the Net Lease Agreements create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on the respective Collateral covered thereby in favor of the Collateral Agent for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons and subject to no other Liens.

             (f) Pursuant to the Collateral Documents, perfected security interests have been created in favor of the Collateral Agent for the benefit of the Secured Parties in all of the Required Collateral.

             7.12  Properties.  Parent and each of its Subsidiaries have good
                   ----------
   title to all material properties owned by them, free and clear of all Liens, other than Liens permitted by Section 9.01.

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             7.13  Capitalization.  (a)  On the Restatement Effective Date, the
                   --------------
   authorized capital stock of Parent shall consist of 360,000,000 shares of common stock, $1.50 par value per share, of which, as of March 31, 1995, 102,518,639 shares shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. As of the Restatement Effective Date and except as disclosed in the most recent report on Form 10-K or 10-Q filed by Parent with the SEC, Parent does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

             (b) On the Restatement Effective Date, the authorized capital stock of the Company shall consist of 1,000 shares of common stock, $1.00 par value per share, all of which shares were issued and outstanding and owned by Parent. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. The Company does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

             7.14  Subsidiaries.  Except as otherwise agreed by the Required
                   ------------
   Banks, Parent has no Subsidiaries other than (i) the Company and its Subsidiaries and (ii) Aster Insurance Ltd. All Subsidiaries of the Company as of the Restatement Effective Date, and the direct owner of the capital stock thereof, are listed on Schedule IV. Schedule IV also accurately shows, as of the Restatement Effective Date, with respect to each Subsidiary (i) whether such Subsidiary is a Material Subsidiary and (ii) whether such Subsidiary is a Guarantor.

             7.15  Compliance with Statutes, etc.  Each of Parent and its
                   ------------------------------
   Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environ-mental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Sub-sidiaries taken as a whole.

             7.16  Investment Company Act.  Neither Parent nor any of its
                   ----------------------
   Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

             7.17  Public Utility Holding Company Act.  Neither Parent nor any
                   ----------------------------------
   of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

             7.18  Environmental Matters.  (a)  Parent and each of its
                   ---------------------
   Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Parent or any Borrower after due inquiry, past or threatened Environmental Claims against Parent or any of its Subsidiaries or any Real Property owned or operated by Parent or any of its Subsidiaries that individually or in the aggregate could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Parent or any of its Subsidiaries or, to the best knowledge of Parent or any Borrower after due inquiry, on any property adjoining or in the vicinity of any such Real Prop-erty that, to the best knowledge of Parent or any Borrower after due inquiry, could reasonably be expected (i) to form the basis of an Environmental Claim against Parent or any of its Subsidiaries or any such Real Property that in-dividually or in the aggregate could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole, or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transfer-ability of such Real Property by Parent or any of its Subsidiaries under any applicable Environmental Law.

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             (b)  Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Parent or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Parent or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law. There are not now any underground storage tanks located on any Real Property owned or operated by Parent or any of its Subsidiaries which are not in compliance with all Environmental Laws.

             (c) Notwithstanding anything to the contrary in this Section 7.18, the representations made in this Section 7.18 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             7.19  Labor Relations.  Neither Parent nor any of its Subsidiaries
                   ---------------
   is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on Parent and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Parent or any of its Subsidiaries or, to the best knowledge of the Parent or any Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent or any Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Parent or any of its Subsidiaries or, to the best knowledge of Parent or any Borrower, threatened against Parent or any of its Subsidiaries and (iii) to the best knowledge of Parent or any Borrower, no union representation question existing with respect to the employees of Parent or any of its Subsidiaries, except (with respect to any matter speci-fied in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

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             7.20  Patents, Licenses, Franchises and Formulas.  Each of Parent
                   ------------------------------------------
   and its Subsidiaries own all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             7.21  Existing Indebtedness.  Schedule V sets forth a true and
                   ---------------------
   complete list of all Indebtedness of Parent and its Subsidiaries as of the Restatement Effective Date and which is to remain outstanding after giving effect thereto, in each case showing the respective borrower thereof (ex-cluding Indebtedness under this Agreement and the 364-Day Credit Agreement), with Part A of such Schedule V to indicate that Indebtedness which constitutes "Existing Indebtedness" under (and as defined in) the Original Credit Agreement and Part B of such Schedule V to indicate all such other Indebtedness outstanding on the Restatement Effective Date. The subordin-ation provisions of the Subordinated Debt set forth on Schedule V are enforceable against the respective borrower or guarantor thereunder, as the case may be, and all Obligations hereunder and under the other Credit Documents are within the definition of "Senior Debt," "Guarantor Senior Debt", "Designated Senior Debt" and "Designated Senior Debt of the Guarantor" included in such subordination provisions, as the case may be.

             7.22  Hotel Transaction.  At the time of consummation thereof, the
                   -----------------
   Hotel Transaction shall have been consummated in accordance with the terms of the respective Hotel Transaction Documents and all applicable laws and all conditions precedent thereto shall have been satisfied, or waived with the consent of the Required Banks. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Hotel Transaction have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent

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   authority which restrains, prevents, or imposes material adverse conditions upon the Hotel Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Hotel Transaction, or the occurrence of any Credit Event or the performance by Parent or any other Credit Party of their obligations under the respective Documents. All actions taken by Parent and its Subsidiaries pursuant to or in furtherance of the consummation of the Hotel Transaction have been taken in compliance with the respective documents therefor and all applicable laws. The Hotel Transaction has been consummated in accordance with the terms of the Hotel Transaction Documents and all applicable laws.

             7.23  No Other Ventures.  Except as set forth on Schedule VI, as of
                   -----------------
   the Restatement Effective Date, neither Parent nor any of its Subsidiaries is engaged in any Joint Venture or partnership with any other Person.

             SECTION 8.  Affirmative Covenants.  Each of Parent, the Company and
                         ---------------------
   each Subsidiary Borrower covenants and agrees that on and after the Restatement Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Draw-ings, together with interest, Fees and all other obligations incurred here-under and thereunder, are paid in full:

             8.01  Information Covenants.  Parent will furnish to each Bank:
                   ---------------------

             (a)  Quarterly Financial Statements.  Within 45 days after the
                  ------------------------------
        close of the first three quarterly accounting periods in each fiscal year of Parent and within 90 days after the close of the fourth quarterly accounting period in each fiscal year of Parent, the consolidated balance sheet of Parent and its Consolidated Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and statement of cash flows, in each case for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer, controller or treasurer of Parent, subject to normal year-end audit adjustments.

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             (b)  Annual Financial Statements.  Within 120 days after the close
                  ---------------------------
        of each fiscal year of Parent, the consolidated balance sheet of Parent and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by Arthur Andersen & Co. or such other independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, together with a statement of the firm of such independent accountants as to whether, in conducting their audit, anything came to their attention to cause them to believe that Parent and the Company were not in compliance with Sections 9.07, 9.08 and 9.09, insofar as such Sections relate to accounting and auditing matters, on the date of such statements.

             (c)  Budgets.  No later than 90 days after the commencement of each
                  -------
        fiscal year of Parent, a budget which shall include an annual balance sheet for such fiscal year, quarterly statements of income and sources and uses of cash for each of the four fiscal quarters of such fiscal year, together with a business plan for such fiscal year, in each case consolidated for Parent and its Subsidiaries, and accompanied by a statement of the chief financial officer, controller or treasurer of Parent that the budget has been approved by the Board of Directors of Parent or the Company.

             (d)  Officer's Certificates.  At the time of the delivery of the
                  ----------------------
        financial statements provided for in Section 8.01(a) and (b), a certificate of the chief financial officer, controller or treasurer of Parent to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth (i) the calculations required to establish whether Parent and the Borrowers were in compliance with the provisions of Sections 3.03(d) and (e), 9.03(v), 9.04(vi), (ix) through and including (xii), (xiv) and (xv), 9.05 and
        9.07 through 9.09, inclusive, at the end of such fiscal quarter or year, as the case may be and (ii) the Senior Implied Indebtedness ratings, if any, assigned by Moody's and S&P to the Company's Indebtedness at the end of such fiscal quarter or year, as the case may be.

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             (e)  Notice of Default or Litigation.  Promptly upon, and in any
                  -------------------------------
        event within three Business Days after, an officer of Parent or any Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding (including any investigation by any Gaming Authority) pending (x) against Parent or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of Parent or any of its Subsidiaries or (z) with respect to any Credit Document.

             (f)  Other Reports and Filings.  Promptly, (i) copies of all
                  -------------------------
        financial statements, reports and proxy materials which Parent has mailed to its shareholders generally, (ii) copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalent) which Parent or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereof (the "SEC") and (iii) to the extent not otherwise provided to the Banks, copies of all notices, reports and financial statements which Parent or any of its Subsidiaries shall deliver to holders of any issue of Indebtedness if the aggregate principal amount thereof exceeds (or upon the utilization of any used commitments may exceed) $25,000,000 pursuant to the terms of the documentation governing any such issue of Indebtedness (or any trustee, agent or other representative therefor).

             (g)  Environmental Matters.  Promptly upon, and in any event within
                  ---------------------
        ten Business Days after, an officer of Parent or any Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole: (i) any pending or threatened Environmental Claim against Parent or any of its Subsidiaries or any Real Property owned or operated by Parent or any of its

        Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated by Parent or any of its Subsidiaries that (a) results in noncompliance by Parent or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against Parent or any of its Subsidiaries or any such Real Property; (iii) any condition or occurrence on any Real Property owned or operated by Parent or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Parent or any of its Subsidiaries of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Parent or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event
                                                     --------
        Parent shall deliver to each Bank all notices received by Parent or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Parent's or such Subsidiary's response thereto. In addition, Parent will provide the Banks with copies of all material written communications by Parent or any of its Subsidiaries with any government or governmental agency relating to Environmental Laws, all material written communications with any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Banks.

             (h)  Other Information.  From time to time, such other information
                  -----------------
        or documents (financial or otherwise) with respect to Parent or its Subsidiaries as the Administrative Agent or any Bank may reasonably request.

             8.02  Books, Records and Inspections.  Parent will, and will cause
                   ------------------------------
   each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Parent will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, at the Admin-
   istrative Agent's or such Bank's expense and under guidance of officers of Parent or such Subsidiary, any of the properties of Parent or such Sub-sidiary, and to examine the books of account of Parent or such Subsidiary and discuss the affairs, finances and accounts of Parent or such Subsidiary with, and be advised as to the same by, its and their officers and independent public accountants, provided that a representative of Parent or such
                       --------
   Subsidiary is present, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Bank may request, provided that the Administrative Agent and the Banks shall have no right
   --------
   pursuant to this Section 8.02 to obtain any information relating to (i) the identity of gaming patrons obligated under Markers or (ii) any filings made pursuant to Regulation 6A or 6.090 of the Regulations of the Nevada Gaming Commission (except that the Administrative Agent and the Banks may review the reports of an independent auditor with respect to such filings).

             8.03  Maintenance of Property; Insurance.  (a) Parent will, and
                   ----------------------------------
   will cause each of its Material Subsidiaries to, keep all property necessary in the reasonable conduct of its business in good working order and condi-tion.

             (b) Schedule VII sets forth a true and complete listing of all insurance maintained by Parent and its Subsidiaries as of the Restatement Effective Date. Parent will maintain, and will cause each of its Material Subsidiaries to maintain, (i) physical damage insurance on all real and personal property on an all risk basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, and
   (ii) such other insurance coverage in such amounts and with respect to such risks as the Administrative Agent or the Required Banks may reasonably request; provided, however, that flood, earthquake and business interruption
            --------  -------
   insurance will be required only to the extent available on a commercially reasonable basis and so long as it is consistent with reasonable and prudent insurance underwriting practices. All such insurance shall be provided by insurers having an A.M. Best general policyholders service rating of not less than "B+VI" or such other insurers as the Administrative Agent may approve in writing. In addition, all insurance with respect to the Collateral shall name the Collateral Agent as loss payee, for the benefit of the Secured Parties, and shall provide that (a) the proceeds thereof shall be paid directly to the Collateral Agent, subject to Section 3.01(c) of each Mortgage and Section 11 of the Security Agreement and (b) no cancellation,

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   material change or reduction thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof. Parent will deliver to the Banks (i) upon request of any Bank through the Administrative Agent from time to time full information as to the insurance carried, (ii) for insurance with respect to the Collateral and all other material insurance, within five days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of any insurance coverage of Parent or any of its Material Subsidiaries with respect to the Collateral or any other material insurance coverage of Parent or any of its Subsidiaries. Nothing in this
   Section 8.03(b) shall be construed to restrict the right of Parent or any Material Subsidiaries from obtaining blanket insurance as permitted under the Mortgages, or self insurance of certain risks to the extent such insurance is consistent with the past practices of Parent or such Material Subsidiary and consistent with reasonable and prudent insurance underwriting practices. The provisions of this Section 8.03(b) shall be deemed supplemental to, but not duplicative of, the provisions of the Security Agreement and the Mortgages. If Parent or any of its Material Subsidiaries shall fail to insure its property in accordance with this Section 8.03(b), the Collateral Agent shall have the right (but shall be under no obligation) upon notice to Parent or the respective Material Subsidiary to procure such insurance and Parent and each Borrower agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

             8.04  Corporate Franchises.  Parent will, and will cause each of
                   --------------------
   its Material Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in
                                             --------  -------
   this Section 8.04 shall prevent (i) sales of stock or assets by Parent or any of its Subsidiaries in accordance with Section 9.02, (ii) the withdrawal by Parent or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, prop-erty, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole or (iii) the taking of any action respecting any right, franchise, license or patent determined by the management of Parent or such Subsidiary to be in the best interest of Parent or such Subsidiary.

             8.05  Compliance with Statutes, etc.  Parent will, and will cause
                   ------------------------------
   each of its Subsidiaries to, comply with all applicable statutes, regulations (including Gaming Regulations) and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, prop-erty, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             8.06  Compliance with Environmental Laws.  (a)  Parent will comply,
                   ----------------------------------
   and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to ownership or use of the Required Collateral now or hereafter owned or operated by Parent or any of its Sub-sidiaries, will promptly pay or cause to be paid all costs and expenses incurred in such compliance, and will keep or cause to be kept all such Required Collateral free and clear of any Liens imposed pursuant to such Environmental Laws other than Liens which could not materially detract from the value of any such Required Collateral. Neither Parent nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit (to the extent within Parent's or such Subsidiary's reasonable control) the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or managed by Parent or any of its Subsidiaries, or transport or permit (to the extent within Parent's or such Subsidiary's reasonable control) the trans-portation of Hazardous Materials to or from any such Real Property except as in material compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property in the conduct of Parent's or such Subsidiary's business.

             (b) At the written request of the Administrative Agent or the Required Banks, which request shall specify in reasonable detail the basis therefor, at any time and from time to time after either (i) an Event of Default shall have occurred and be continuing or (ii) the Banks shall have received notice under Section 8.01(g) for any event for which notice is required to be delivered for any such Real Property, Parent will provide, at Parent's sole cost and expense, an environmental site assessment report con-cerning any Real Property, prepared by an environmental consulting firm approved by the Required Banks, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If Parent fails to provide the same ninety (90) days after such request was made, the Administrative Agent may order the same, and Parent and each Borrower shall grant and hereby grants to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at Parent's and the Borrowers' expense.

             8.07  ERISA.  As soon as possible and, in any event, within 10 days
                   -----
   after Parent or any Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Parent will deliver to each of the Banks a certificate of the chief financial officer, controller or treasurer of Parent setting forth details as to such occurrence and the action, if any, which Parent, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Parent, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted by the PBGC to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Parent, any Subsidiary of Parent or any ERISA Affiliate will or may incur any liability (including any contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of ERISA. Parent will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan (including, to the extent required to be filed with Form 5500, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any notices received by Parent or any Subsidiary of Parent or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 10 days after the date such report has been filed with the Internal Revenue Service or such notice has been received by Parent, the Subsidiary or the ERISA Affiliate, as applicable.

             8.08  End of Fiscal Years; Fiscal Quarters.  Parent and the Company
                   ------------------------------------
   will cause (i) each of its fiscal years to end on December 31, and (ii) each of its fiscal quarters to end on March 31, June 30, September 30 and December 31.

             8.09  Performance of Obligations.  Parent will, and will cause each
                   --------------------------
   of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             8.10  Payment of Taxes.  Parent will pay and discharge, and will
                   ----------------
   cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of Parent or any of its Subsidiaries; provided that
                                                             --------
   neither Parent nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

             8.11  Registry.  The Company hereby covenants that it shall
                   --------
   maintain a register on which it will record the Revolving Loan Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect any Borrower's obligations in respect of such Loans. Upon the written request of the Com-pany, the Administrative Agent hereby agrees to use its reasonable efforts to provide to the Company such information, not otherwise available to the Company, as the Company shall reasonably request from time to time in order to enable it to fulfill its obligations pursuant to this Section 8.11 and the Company shall have no obligation to make any such recordation until it receives such requested information from the Administrative Agent. Without limiting the Company's obligations hereunder, the Company shall indemnify any Bank described in Section 4.04(b)(iii) or (iv) for any losses (including withholding of Taxes required) arising as a result of the Company's failure to comply with this Section 8.11. With respect to any Bank described in Sec-tion 4.04(b)(iii) or (iv), (a) the transfer of the Revolving Loan Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Revolving Loan Commitments shall not be effective until such transfer is recorded on the register maintained by the Company with respect to ownership of such Revolving Loan Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Revolving Loan Commitments and Loans shall remain owing to the transferor and
   (b) the Company shall immediately record all such transfers when notified thereof by the transferor Bank and such transfer shall be made only through
   (x) the surrender of a Note and the reissuance of such Note by the Company to the new holder of the old Note or the issuance by the Company of a new Note to the new holder (the "Issuance System") or (y) a register maintained by the Company and referred to in the first sentence of this Section (the "Book Entry System"). The Borrowers jointly and severally agree to indemnify any transferee Bank from and against any and all losses, claims, damages and liabilities (including, without limitation, any amounts paid by the trans-feree to the transferor in connection with the transfer and all amounts which would otherwise be owing to the transferee if the transfer had been properly recorded) resulting from the Company's failure to record any such transfer through either the Issuance System or the Book Entry System.

             8.12  Additional Guarantors; Additional Collateral; etc.  (a)  In
                   --------------------------------------------------
   the event that at any time after the Restatement Effective Date any Person becomes (x) a First-Tier Material Subsidiary, (y) a Material Subsidiary pursuant to clause (b) of this Section 8.12 or clause (ii) of the definition thereof or (z) a guarantor under the 364-Day Credit Agreement, then Parent and the Company will, except as otherwise provided in the last sentence of this clause (a), cause such Person (each such Person a "Required Additional Guarantor"), within 30 days after it becomes a Required

   Additional Guarantor, to duly authorize, execute and deliver to the Administrative Agent counterparts of the Company/Sub Guaranty, together with such other documents, certificates, resolutions, opinions and writings that would have been required to be delivered pursuant to Sections 5.03, 5.04 and
   5.13 if such Subsidiary had been a Guarantor on the Restatement Effective Date and subject to such Sections on such date, all of which shall be in form and substance satisfactory to the Administrative Agent. Notwithstanding the foregoing, any Subsidiary of the Company which is not a Wholly-Owned Subsidiary or which has incurred then outstanding Non-Recourse Indebtedness pursuant to Section 9.04(ix) or (x) shall not be required to become a Guarantor pursuant to the Company/Sub Guaranty.

             (b) In the event that at any time after the Restatement Effective Date Parent or any of its Subsidiaries acquires any Required Collateral, or it is determined that any Required Collateral is not then subject to a perfected security interest pursuant to the relevant Collateral Documents or any additional collateral is provided under the 364-Day Revolving Credit Agreement, then in each such case perfected security interests shall immediately be granted in such Required Collateral or other collateral pursuant to the respective Collateral Documents and, to the extent reasonably determined necessary or desirable by the Administrative Agent, additional security documents shall be entered into in order to effectively grant such perfected security interests (all such additional security documents entered into pursuant to this Section 8.12(b), "Additional Collateral Documents"), together with such other documents, certificates, resolutions, instruments, financing statements, opinions and writings that would have been required to be delivered pursuant to Sections 5.03 and 5.04 of this Agreement and Sections 5.06 through 5.13 of the Original Credit Agreement, as applicable, if perfected security interests had been created in respect of such Required Collateral or other collateral on or prior to the Restatement Effective Date, all of which shall be in form and substance satisfactory to the Administrative Agent.

             (c) In the event that the Administrative Agent or the Required Banks at any time after the Restatement Effective Date determine in its or their good faith discretion (as a result of events or circumstances affecting the Collateral Agent or the Required Banks after the Restatement Effective
   Date) that real estate appraisals satisfying the requirements set forth in 12 C.F.R., Part 34-Subpart C, or any successor or similar statute, rule, regulation, guideline or order (any such appraisal a "Required Appraisal") are or were required to be obtained, or should be obtained, in connection with any Mortgaged Property or Mortgaged Properties, then, within 120 days after receiving written notice thereof from the Administrative Agent or the Required Banks, as the case may be, such Required Appraisal shall be delivered, at the expense of the Company, to the Administrative Agent, which Required Appraisal, and the respective appraiser, shall be satisfactory to the Administrative Agent.

             SECTION 9.  Negative Covenants.  Each of Parent, the Company and
                         ------------------
   each Subsidiary Borrower covenants and agrees that on and after the Restatement Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Draw-ings, together with interest, Fees and all other Obligations incurred here-under and thereunder, are paid in full:

             9.01  Liens.  Parent will not, and will not permit any of its
                   -----
   Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intan-gible) of Parent or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Parent or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions
                                                  --------
   of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

             (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate pro-ceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

            (ii) Liens in respect of property or assets of Parent or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of Parent's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of Parent or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

           (iii) Liens permitted pursuant to Section 9.01(iii) of the Original Credit Agreement which remain in existence on the Restatement Effective Date and which are listed, and the property subject thereto described, in Schedule VIII, but only to the respective date, if any, set forth in such Schedule VIII for the removal and termination of any such Liens, without any renewals or extensions thereof;

            (iv)  Permitted Encumbrances;

             (v)  Liens created pursuant to the Collateral Documents;

            (vi) leases or subleases granted to other Persons not materially interfering with the conduct of the business of Parent or any of its Subsidiaries or materially detracting from the value of the respective assets of Parent or such Subsidiary;

           (vii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security in the ordinary course of business;

          (viii) Liens placed upon equipment or machinery used in the ordinary course of business of the Company or any of its Subsidiaries at the time of acquisition thereof by the Company or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof provided that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause (viii) incurred in any fiscal year of Parent does not exceed $1,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of Parent or such Subsidiary;

            (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of Parent or any of its Subsidiaries;

             (x) Liens arising from precautionary UCC financing statement filings regarding operating leases;

            (xi) Liens arising out of judgments or awards in respect of which Parent or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $15,000,000 at any time outstanding;

           (xii) statutory and common law landlords' liens under leases to which Parent or any of its Subsidiaries is a party;

          (xiii) Liens incurred or deposits made to secure the performance of tenders, bids, statutory obligations, government contracts, performance and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

           (xiv) Liens securing reimbursement obligations with respect to commercial and standby letters of credit incurred by the Company or any of its Subsidiaries in the ordinary course of business provided that (x) each such letter of credit is in a face amount of less than $1,000,000 and (y) the aggregate face amount of all such letters of credit does not exceed $5,000,000;

            (xv) restrictions pursuant to legends on stock required by (x) Gaming Regulations and (y) the partnership agreement for Harrah's Jazz (as such partnership agreement is in effect on the Restatement Effective Date, which restrictions, in any event, do not prohibit the granting of the Liens on any Required Collateral or the exercise of remedies pursuant to the Collateral Documents), in each case to the extent such restrictions constitute a Lien;

           (xvi) Liens securing Existing Casino Non-Recourse Financing permitted under Section 9.04(ix) so long as such Liens only encumber the Casino Property or the two Casino Properties (including the furniture, fixtures and equipment related thereto) in respect of which Existing Casino Non-Recourse Financing is then being or has theretofore been obtained, provided that such Liens may attach to any Casino Property only upon the occurrence of the respective Casino Release in accordance with the terms hereof;

          (xvii) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary of Parent so long as any such Lien was not created in contemplation of such event;

         (xviii) any Lien existing on any asset prior to the acquisition thereof by the Company or any of its Subsidiaries so long as any such Lien was not created in contemplation of such acquisition;

            (xix) Liens on equipment or machinery subject to Capitalized Lease Obligations to the extent permitted by Section 9.04(v);

            (xx) Liens securing Non-Recourse Indebtedness of Specified Subsidiaries permitted under Section 9.04(x) so long as such Liens only encumber the Gaming Properties owned by Specified Subsidiaries being developed or financed with such Non-Recourse Indebtedness, including any Real Property and furniture, fixtures and equipment related thereto, it being understood and agreed that such assets of Specified Subsidiaries also may secure Non-Recourse Indebtedness incurred by other Specified Subsidiaries pursuant to Section 9.04(x);

           (xxi) Liens on the Company's or any of its Subsidiaries' respective equity interest in any Joint Venture so long as such Liens only secure Indebtedness of such Joint Venture; and

          (xxii) Liens placed upon the Hotel Collateral securing the Indebtedness and other obligations of the Company and the Hotel Subsidiaries under the Hotel Facility, it being understood that such Liens shall not be permitted with respect to any assets or properties of Parent or any Subsidiary of Parent after the Restatement Effective Date.

             9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.  (a)
                   -------------------------------------------------------
   Parent will not, and will not permit any of its Material Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its assets, whether in a single transaction or a series of related transactions, provided, however, (A) that in no event shall Parent or any of
                 --------  -------
   its Subsidiaries sell, lease or otherwise dispose of the capital stock or partnership interest in any Material Subsidiary or any Casino Property unless, in the case of any sale of any Casino Property (including any fixtures, furniture and equipment related thereto), or the sale of capital stock or partnership interest of any Casino Owner that owns the related Casino Property, (i) such sale is for cash and the Net Sale Proceeds therefrom equals at least the Minimum Proceeds Amount for such Casino Property or the Casino Owner thereof, provided that no more than two Casino Properties or the two Casino Owners thereof in the aggregate may be the subject of a Casino Release, whether pursuant to this Section 9.02 or Section 9.04(ix), and only one of either the Atlantic City Property or the Las Vegas Property may be the subject of a Casino Release, (ii) the Casino Owner of such Casino Property, if a Subsidiary Borrower, ceases to be a Subsidiary Borrower and all Loans incurred by such Subsidiary Borrower are repaid in full and the Company shall become the account party with respect to any outstanding Letter of Credit issued for the account of such Subsidiary Borrower pursuant to documentation satisfactory to the Administrative Agent and the respective Letter of Credit Issuer, (iii) at the time of such sale no Default or Event of Default then exists or would exist after giving effect thereto and the Total Revolving Loan Commitment is reduced as required by
   Section 3.03(e), (B) Harrah's New Jersey may merge with and into Harrah's Atlantic City so long as at the time of such merger (i) no Default or Event of Default shall exist, (ii) all of the assets of Marina are distributed to the surviving corporation of such merger, (iii) the surviving corporation of such merger is a Wholly-Owned Subsidiary of the Company all of the capital stock of which is pledged by the Company pursuant to the terms of the Company/Sub Pledge Agreement and (iv) all steps are taken that are necessary, or in the opinion of the Collateral Agent desirable, to maintain the perfection and priority of the Liens on the Collateral theretofore owned by Marina pursuant to the terms of the respective Collateral Documents, (C) the Hotel Transfer and the Hotel Stock Dividend shall be permitted, (D) the Company may transfer its ownership interest in any of the Casino Properties located in

   Nevada to Harrah's Club so long as at the time of any such transfer (i) no Default or Event of Default shall exist and (ii) all steps are taken that are necessary, or in the opinion of the Collateral Agent desirable, to maintain the perfection and priority of the Liens on the Collateral theretofore owned by the Company pursuant to the respective Collateral Documents and so transferred to Harrah's Club and (E) Casino Holding Company may merge with and into Harrah's Club so long as Harrah's Club is the surviving corporation of such merger Harrah's may merge with and into the Company so long as the Company is the surviving corporation of such merger, and Harrah's Club may merge with and into the Company so long as the Company is the surviving corporation of such merger and in each case so long as no Default or Event of Default then exists and all steps are taken that are necessary, or in the opinion of the Collateral Agent desirable, to maintain the perfection and priority of the Lien's on the Collateral theretofore owned by Casino Holding Company, Harrah's Club and Harrah's, as applicable, pursuant to the terms of the respective Collateral Documents. Notwithstanding anything to the contrary contained above, the Company may transfer any Casino Property (and the fixtures, furniture and equipment related thereto) owned by it to a special purpose Wholly-Owned Subsidiary of the Company for the purpose of either (i) selling the capital stock of such special purpose Wholly-Owned Subsidiary pursuant to clause (A) of this Section 9.02 or (ii) permitting such special purpose Wholly-Owned Subsidiary to incur Existing Casino Non-Recourse Financing pursuant to Section 9.04(ix) so long as in either case such transfer occurs at the time of, or immediately prior to, such sale or the incurrence of such Existing Casino Non-Recourse Financing.

             (b) Notwithstanding anything to the contrary contained in this Agreement, Parent will not, and will not permit any of its Subsidiaries to, sell, transfer or dispose of any Collateral (except for the Pledged Securities of any Hotel Subsidiary as part of the Hotel Transfer), except that (i) up to two Casino Properties (or the capital stock or partnership interests in the respective Casino Owners) may be sold in accordance with clause (A) of the proviso to the first sentence of Section 9.02(a), (ii) sales of inventory, materials and equipment may be made in the ordinary course of business, (iii) sales of obsolete, uneconomic or worn out equipment or materials shall be permitted and (iv) so long as no Default or Event of Default then exists or would exist after giving effect thereto, Collateral (other than any Casino Property, the "Harrah's" name (although same may be used or licensed on a non-exclusive basis in connection with the extension of the Gaming Business of the Company and its Subsidiaries and Joint Ventures) and any capital stock or partnership interest in any Material Subsidiary) may be sold at fair market value as determined in good faith by the Company and so long as at least 75% of the gross proceeds therefrom consist of cash, and so long as any reduction to the Total Revolving Loan Commitment required by Section 3.03(e) and (f) is effected (and any resultant required payments are made pursuant to Section 4.02) in accordance with the terms thereof.

             (c) To the extent the Required Banks waive in writing the provi-sions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral shall be sold free and clear of the Liens created by the Collateral Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

             9.03  Dividends.  Parent will not, and will not permit any of its
                   ---------
   Subsidiaries to, authorize, declare or pay any Dividends with respect to Parent or any of its Subsidiaries, except that:

             (i) any Subsidiary of the Company may pay Dividends to the Company or any Wholly-Owned Subsidiary of the Company;

            (ii) any non-Wholly-Owned Subsidiary of the Company may pay cash Dividends to its shareholders generally on a pro rata basis;
                                                     --- ----

           (iii) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), the Company may pay cash Dividends to Parent which are used by Parent to pay cash Dividends to its shareholders to the extent necessary, as determined in the good faith judgment of the Board of Directors of Parent or the Company, to prevent the filing of any disciplinary action by any Gaming Authority or to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency, including Gaming Authorities, held by Parent or any of its Subsidiaries which license or franchise is conditioned upon some or all of the holders of Parent's capital stock possessing prescribed qualifications, in each case only if such loss or failure to reinstate would have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole, provided that the aggregate amount of cash Dividends permitted to be paid pursuant to this clause (iii) shall not exceed $5,000,000;

            (iv) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), the Company may pay cash Dividends to Parent in the amounts permitted pursuant to clauses (v) and (vi) of this Section 9.03, provided that Parent uses the proceeds thereof to pay Dividends within three days after receipt thereof for the purposes set forth in such clauses (v) and (vi);

             (v) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), Parent may pay cash Dividends in an aggregate amount for any fiscal year of Parent not to exceed the lesser of (x) 10% of Consolidated Net Income for the prior fiscal year and (y) $20,000,000;

            (vi) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), Parent may redeem the Rights outstanding pursuant to the terms of the Rights Agreement, provided that (i) Parent shall not pay more than $.05 per Right in connection therewith and (ii) the aggregate amount of Dividends paid pursuant to this clause (vi) shall not exceed $2,500,000;

           (vii) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), the Company may pay cash Dividends to Parent so long as the proceeds thereof are promptly used by Parent to pay (i) operating expenses in the ordinary course of business and other similar corporate overhead costs and expenses and (ii) amounts necessary to fund Aster Insurance Ltd. in the ordinary course of its business;

          (viii) the Company may pay cash Dividends to Parent in the amounts and at the times of any payment by Parent in respect of federal, state, franchise or other taxes (provided that any refund shall be promptly returned by Parent to the Company); and

            (ix) Parent and the Company may declare and, on the Restatement Effective Date pay, the Hotel Stock Dividend.

   Nothing in this Section 9.03 shall prohibit the making of any Dividend within 45 days after the declaration thereof if such declaration was not prohibited by this Section 9.03 at the time of such declaration.

             9.04  Indebtedness.  Parent will not, and will not permit any of
                   ------------
   its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

             (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

            (ii) Indebtedness permitted under Section 9.04(ii) of the Original Credit Agreement which remains outstanding on the Restatement Effective Date and which is listed on Part A of Schedule V, provided that no re-
                                                          --------
        financings or renewals thereof shall be permitted except as expressly set forth on Part A of Schedule V and then, in any event, such refinancings and renewals shall not be in excess of the respective amounts set forth on Part A of Schedule V;

           (iii) accrued expenses and current trade accounts payable incurred in the ordinary course;

            (iv) unsecured Indebtedness of Parent or the Company under performance bonds and guarantees in respect of the completion of the construction of any property in accordance with the plans or standards as agreed with the obligee of such guarantee so long as such bonds or guarantees are incurred by Parent or the Company in the ordinary course of the Gaming Property development business of the Company and its Subsidiaries;

             (v) Indebtedness of the Company or any of its Subsidiaries subject to Liens permitted under Section 9.01(viii) or evidenced by Capitalized Lease Obligations provided that such Capitalized Lease Obligations only relate to equipment or machinery (not constituting Collateral) of the Company or any of its Subsidiaries;

            (vi) Indebtedness of the Company or any of its Subsidiaries consisting of (x) reimbursement obligations on letters of credit (other than Letters of Credit), bankers acceptances or similar instruments, provided that (i) the
                                                    --------
        aggregate amount thereof at any one time outstanding shall not exceed $5,000,000 and (ii) any such Indebtedness in excess of $1,000,000 in the aggregate at any one time outstanding shall be unsecured other than by documents of title and (y) surety, performance or appeal bonds to the extent permitted by Section 9.01(xi);

           (vii) Indebtedness of the Company and the Hotel Subsidiaries under the Hotel Facility, it being understood that neither Parent nor any Subsidiary of Parent shall be liable in respect of such Indebtedness after the Restatement Effective Date;

          (viii) Indebtedness of Parent, the Company or any Wholly-Owned Subsidiary of the Company to Parent, the Company or any Subsidiary of the Company (other than a Subsidiary that has incurred Existing Casino Non-Recourse Financing or other Non-Recourse Indebtedness) or Indebtedness of any Subsidiary of Parent to the Parent, the Company or any Wholly-Owned Subsidiary of the Company (other than a Subsidiary that has incurred Existing Casino Non-Recourse Financing or other Non-Recourse Indebtedness);

            (ix) Existing Casino Non-Recourse Financing incurred by any Casino Owner (including any special purpose Wholly-Owned Subsidiary of the Company formed to become a Casino Owner in accordance with the last sentence of Section 9.02(a)) so long as (i) the net cash proceeds received by such Casino Owner therefrom equals at least the Minimum Proceeds Amounts for such Casino Property, (ii) if such Casino Owner is a Subsidiary Borrower, such Casino Owner ceases to be a Subsidiary Borrower and all Loans incurred by such Casino Owner are repaid in full and the Company shall become the account party with respect to any outstanding Letters of Credit issued for the account of such Casino Owner pursuant to documentation satisfactory to the Administrative Agent and the respective Letter of Credit Issuer, (iii) at the time of incurrence of such Existing Casino Non-Recourse Financing and after giving effect thereto, no Default or Event of Default shall exist, (iv) at the time of incurrence of such Existing Casino Non-Recourse Financing, the respective Casino Owner's business and assets shall consist substantially of only the Casino Property (including related fixtures, furniture and equipment) subject to such financing, (v) no more than two Casino Properties in the aggregate may be the subject of a Casino Release, whether pursuant to this Section 9.04(ix) or Section 9.02, and only one of either the Atlantic City Property or the Las Vegas Property may be the subject of a Casino Release and (vi) at the time of the incurrence of such Existing Casino Non-Recourse Financing, the Total Revolving Loan Commitment shall be reduced as required by Section 3.03(d);

             (x) Non-Recourse Indebtedness of Specified Subsidiaries to finance the development of Gaming Properties so long as the aggregate principal amount thereof at any time outstanding does not exceed $300,000,000, it being understood and agreed, however, that (i) a Specified Subsidiary which has incurred outstanding Non-Recourse Indebtedness pursuant to this Section 9.04(x) may guaranty the Non-Recourse Indebtedness incurred pursuant to this Section 9.04(x) by other Specified Subsidiaries, and
        (ii) such Non-Recourse Indebtedness may be guaranteed by the Company and its other Subsidiaries to the extent provided in Section 9.04(xii);

            (xi) Subordinated Debt of the Company not otherwise outstanding on the date hereof so long as (i) the terms and conditions thereof (including, but not limited to, subordination provisions) are no more favorable to the holders of such Subordinated Debt than those set forth in the 8-3/4% Senior Subordinated Notes Indenture (provided that the indebtedness covenant contained in any such other issue of Subordinated Debt shall have sufficient availability (without relying on any incurrence ratios) to justify the full amount of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment) or the 10-7/8% Senior Subordinated Notes Indenture and (ii) if such Subordinated Debt (or any portion thereof) constitutes Permitted Designated Indebtedness, the Total Revolving Loan Commitment shall be reduced as required by Section 3.03(d);

           (xii) Parent and its Subsidiaries may guarantee on an unsecured basis obligations of Specified Subsidiaries, Joint Ventures and parties to management agreements with the Company or its Subsidiaries or with such Joint Ventures, in each case with respect to the development of Gaming Property in an amount not to exceed $100,000,000 at any one time outstanding for any individual Gaming Property and $325,000,000 at any one time outstanding for all such Gaming Properties, provided that (i) the
                                                         --------
        aggregate limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended, and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 9.03(iv) on and after the Restatement Effective Date and prior to the date of deter-mination, (ii) the aggregate amount of guarantees permitted to be out-standing by Parent and its Subsidiaries pursuant to this Section 9.04(xii) shall be reduced by the amount of Investments outstanding pursuant to clause (i) of the proviso to Section 9.05 and (iii) the $100,000,000 individual limitation set forth above shall not apply to the Cherokee Investments;

          (xiii) Parent, the Company and Harrah's may guarantee on an unsecured basis any obligations (except that it may not provide any guaranties, direct or indirect, of Non-Recourse Indebtedness pursuant to this clause
        (xiii)) of their respective Subsidiaries;

           (xiv) Indebtedness of Parent and the other Guarantors under the 364-Day Credit Agreement (but only to the extent that Parent or such other Guarantors are Guarantors under, or in respect of, this Agreement) in an aggregate principal amount not to exceed $150,000,000 (as reduced by any mandatory reductions thereto as contemplated by Section 3.03(d) and (e)) at any one time outstanding; and

            (xv) Indebtedness of Parent or any of its Subsidiaries not otherwise permitted under this Section 9.04 in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding.

             At the time any Casino Owner obtains Existing Casino Non-Recourse Financing in accordance with clause (ix) of this Section 9.04, the Casino Property (and fixtures, furniture and equipment related thereto) subject to such financing shall be so financed free and clear of the Liens created by the respective Mortgage and Collateral Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

             9.05  Advances, Investments and Loans.  Parent will not, and will
                   -------------------------------
   not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person (collectively, "Investments") other than Investments in the ordinary course of business, Subsidiary Investments and other Investments existing on the Restatement Effective Date, provided that:

             (i) Investments other than Subsidiary Investments shall not be made with respect to the development or operation of Gaming Properties or in connection with Gaming Businesses (and reasonable extensions thereof), except that Investments in any Joint Venture relating to the Gaming Business or Investments in parties to management agreements with the Company or its Subsidiaries or such Joint Ventures for gaming projects may be made so long as the aggregate amount thereof does not exceed $100,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for any individual Gaming Business or gaming project or $325,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for all such Gaming Businesses and gaming projects, provided that (w) the aggregate limitation set forth above
                  --------
        shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 9.03(iv) on and after the Restatement Effective Date, (x) the aggregate amount of such Investments permitted to be made pursuant to this Section 9.05(i) shall be reduced by the aggregate amount of guarantees outstanding pursuant to Section 9.04(xii), (y) the $100,000,000 individual limitation set forth above shall not apply to the Cherokee Investments and (z) Investments in, to or for the benefit of Harrah's Jazz and its Subsidiaries shall not be permitted to be made pursuant to this Section 9.05(i); and

           (ii) Investments constituting Harrah's Jazz Investments shall be permitted, provided that the aggregate amount of all such Investments (other than in respect of the Harrah's Jazz Completion Obligation Loans, the Harrah's Jazz Title Indemnity Arrangements and the Harrah's Jazz Completion Guaranties), whether made prior to, on or after the Restatement Effective Date, shall not exceed $150,000,000.

             Notwithstanding the foregoing provisions of this Section 9.05, Investments in the ordinary course of business shall not include the purchases of (i) Margin Stock and (ii) non-investment grade debt securities of any Person.

             9.06  Transactions with Affiliates.  Parent will not, and will not
                   ----------------------------
   permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Parent or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Parent or such Subsidiary as would reasonably be obtained by Parent or such Subsidiary at that time in a comparable arm's-length transac-tion with a Person other than an Affiliate, except that (i) Dividends may be paid to the extent provided in Section 9.03, (ii) loans may be made and other transactions may be entered into by Parent and its Subsidiaries to the extent permitted by Sections 9.04 and 9.05 and (iii) transactions among Parent, the Company and any Subsidiary of the Company shall be permitted so long as any such transactions, individually or in the aggregate, would not have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

             9.07  Maximum Leverage Ratio.  Parent will not permit the ratio of
                   ----------------------
   Consolidated Debt to Consolidated Net Worth at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

             Period                           Ratio
             ------                           -----

   Restatement Effective Date to and
     including December 31, 1996             2.75:1

   January 1, 1997 to and
     including December 31, 1997             2.50:1

   January 1, 1998 to and
     including December 31, 1998             2.25:1

   January 1, 1999 and
     thereafter                              2.00:1

             9.08  Consolidated Interest Coverage Ratio.  Parent will not permit
                   ------------------------------------
   the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

        Fiscal Quarter                        Ratio
        --------------                        -----

        Fiscal quarters ending
          June 30, 1995,
          September 30, 1995 and
          December 31, 1995                   2.5:1

        Fiscal quarters ending
          March 31, 1996
          and thereafter                      3.0:1

             9.09  Minimum Consolidated Net Worth.  Parent will not permit
                   ------------------------------
   Consolidated Net Worth at any time during a period or calendar year set forth below to be less than the amount set forth opposite such period or calendar year below:

        Period                                       Amount
        ------                                       ------

        Restatement Effective Date to and
          including December 31, 1995           $  450,000,000

        Year ending December 31, 1996           $  550,000,000

        Year ending December 31, 1997           $  650,000,000

        Year ending December 31, 1998           $  800,000,000

        Year ending December 31, 1999           $1,000,000,000

        Year ending December 31, 2000           $1,000,000,000

             9.10  Limitation on Payments and Modifications of Subordinated
                   --------------------------------------------------------
   Debt; Modifications of Certificate of Incorporation, Partnership Agreements
   ---------------------------------------------------------------------------
   and By-Laws.  Parent will not, and will not permit any of its Subsidiaries
   -----------
   to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt (other than the Company's 8-3/8%

   Subordinated Debentures due 1996), (ii) make (or give any notice in respect
   of) any mandatory payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of when due) any Subordinated Debt as a result of any sale of assets by Parent or any of its Subsidiaries, (iii) amend or modify, or permit the amendment or modification of, any provision of any Subordinated Debt or of any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating thereto (except modifications relating to the 10-7/8% Senior Subordinated Notes Indenture and 8-3/4% Senior Subordinated Notes Indenture in order to obtain the respective holders' consent to the Hotel Transaction so long as the documentation with respect to such consent is in form and substance satisfactory to the Administrative Agent and the Required Banks), (iv) amend or modify, or permit the amendment or modification of, any financial or business covenants and/or defaults of the 364-Day Credit Agreement which would have the effect of making the same more stringent or restrictive as applied to Parent or any of its Subsidiaries in each case unless parallel changes are made to both this Agreement and the 364-Day Credit Agreement or (v) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation), partnership agreement or by-laws except such modifications which would not have a material adverse effect on Parent and its Subsidiaries taken as a whole or an adverse effect on the rights and remedies of the Administrative Agent or the Banks under any of the Credit Documents. Notwithstanding anything to the contrary contained in clause (i) of this Section 9.10, the Company may prepay, repurchase, redeem, defease or otherwise retire Subordinated Debt if no Default or Event of Default then exists or would result therefrom to the extent necessary in the good faith judgment of the Board of Directors of Parent or the Company to prevent the filing of a disciplinary action by any Gaming Authority or to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency (including the Gaming Authorities) held by Parent, the Company or any Subsidiary of Parent or the Company which license or franchise is conditioned upon some or all of the holders of such Subordinated Debt possessing prescribed qualifications, if such loss or failure to reinstate would have a material adverse effect on the business, operations, property, assets, liabilities, conditions (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

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             9.11  Limitation on Certain Restrictions on Subsidiaries.  Parent
                   --------------------------------------------------
   will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of Parent to
   (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Parent or any Subsidiary of Parent, or pay any Indebtedness owed to Parent or a Subsidiary of Parent, (b) make loans or advances to Parent or any Subsidiary of Parent or (c) transfer any of its properties or assets to Parent or any Subsidiary of Parent, except for such encumbrances or restrictions existing under or by reason of (i) regulatory actions or applicable law, (ii) this Agreement, the other Credit Documents and the 364-Day Credit Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Parent or a Subsidiary of Parent, (iv) customary provi-sions restricting the assignment or transfer of any licensing agreement, franchise agreement, management contract, joint venture agreement or any similar types of agreement entered into by Parent or a Subsidiary of Parent in the ordinary course of business, (v) customary restrictions imposed in connection with any asset sale permitted by this Agreement for the benefit of the purchaser or owner of such asset, (vi) restrictions existing in any document executed in connection with Existing Casino Non-Recourse Financing so long as such restrictions only apply to the Casino Property (and any fixtures, furniture and equipment related thereto) serving as security for such financing, (vii) restrictions existing in any document executed in con-nection with Non-Recourse Indebtedness permitted under Section 9.04(x) so long as such restrictions only apply to the property serving as security for such debt, (viii) customary restrictions on the transfer of assets used to secure Indebtedness permitted to be incurred (and so long as the Liens are permitted to exist) by this Agreement, (ix) restrictions imposed in connection with any new gaming Subsidiaries of the Company which are not Material Subsidiaries and (x) restrictions imposed on the Company and the Hotel Subsidiaries pursuant to the Hotel Facility, provided that the restrictions imposed pursuant to the Hotel Facility shall not apply to Parent or any Subsidiary of Parent after the Restatement Effective Date.

             9.12  Limitation on Issuance of Capital Stock.  Parent will not
                   ---------------------------------------
   permit any of its Material Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for trans-fers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Parent or any of its Subsidiaries in any class of the capital stock of such Subsidiary and (iii) to qualify directors to the extent required by applicable law.

             9.13  Business.  Parent will not, and will not permit any of its
                   --------
   Subsidiaries to, engage (directly or indirectly) in any business other than the business in which Parent or such Subsidiary is engaged on the Restatement Effective Date (after giving effect to the Hotel Transaction) and any other reasonably related businesses.

             9.14  Ownership of Subsidiaries.  Parent will maintain its direct
                   -------------------------
   100% ownership interest in the Company, and, except as expressly provided in
   Section 9.02(a), the Company will maintain the same direct or indirect 100% ownership interest in each of the Material Subsidiaries, provided that if the Company owns (directly or indirectly) less than 100% of the capital stock or other equity interest of any Material Subsidiary at the time same becomes a Material Subsidiary, then the Company shall maintain at least such direct or indirect ownership interest in such Material Subsidiary so long as it remains a Material Subsidiary, it being understood that the Company may divest its ownership interest in the Hotel Company and the Hotel Subsidiaries as a result of the Hotel Stock Dividend.

             9.15  Special Purpose Corporation.  Parent will engage in no
                   ---------------------------
   material business activities other than the ownership of the capital stock of the Company.

             SECTION 10.  Events of Default.  Upon the occurrence of any of the
                          -----------------
   following specified events (each an "Event of Default"):

             10.01  Payments.  Any Borrower shall (i) default in the payment
                    --------
   when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note or any regularly accruing Fees, or (iii) default, and such default shall continue unremedied for five or more days after written notice to the Company by the Administra-tive Agent or any Bank, in the payment when due of any other Fees or amounts owing hereunder or under any other Credit Document, provided, however, that
                                                       --------  -------
   such notice shall not be required to be given if a Bankruptcy Event shall have occurred and be continuing; or

             10.02  Representations, etc.  Any representation, warranty or
                    ---------------------
   statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

             10.03  Covenants.  Parent or any Borrower shall (i) default in the
                    ---------
   due performance or observance by it of any term, covenant or agreement con-tained in Section 8.01(e)(i), 8.08 or 9 or (ii) default in the due perfor-mance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Company by the Administrative Agent or any Bank; or

             10.04  Default Under Other Agreements.  Parent or any Subsidiary of
                    ------------------------------
   Parent shall (i) default in any payment of any Indebtedness (other than the Loans and the Notes) beyond the period of cure or grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relat-ing to any Indebtedness (other than the Loans and the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Loans and the Notes) of Parent or any Subsidiary of Parent shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of
                     --------
   Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (iii), inclusive, is at least $25,000,000; or

             10.05  Bankruptcy, etc.  Parent or any Subsidiary of Parent shall
                    ----------------
   commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Parent or any Subsidiary of Parent, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Parent or any Subsidiary of Parent, or Parent or any Subsidiary of Parent commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Parent or any Subsidiary of Parent, or there is commenced against Parent or any Subsidiary of Parent any such proceeding which remains undismissed for a period of 60 days, or Parent or any Subsidiary of Parent is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Parent or any Subsidiary of Parent suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Parent or any Subsidiary of Parent makes a general assignment for the benefit of creditors; or any corporate action is taken by Parent or any Subsidiary of Parent for the purpose of effecting any of the foregoing; or

             10.06  ERISA.  (a)  Any Plan shall fail to satisfy the minimum
                    -----
   funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had a trustee appointed by the PBGC to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, Parent or any Subsidiary of Parent or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
   4971 or 4975 of the Code, or Parent or any Subsidiary of Parent has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) which lien, security interest or liability, in the opinion of the Required Banks, could reasonably be expected to have a material adverse effect upon the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole; or

             10.07  Collateral Documents.  At any time after the execution and
                    --------------------
   delivery thereof, any of the Collateral Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Parties the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due per-formance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Collateral Documents and such default shall continue beyond any cure or grace period specifically applic-able thereto pursuant to the terms of such Collateral Document; or

             10.08  Guarantees.  Any Guaranty or any provision thereof shall
                    ----------
   cease to be a legal, valid and binding obligation enforceable against the obligor thereof, or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm such Guarantor's obligations under its Guaranty, or any Guarantor shall default in its due performance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty; or

             10.09  Judgments.  One or more judgments or decrees shall be
                    ---------
   entered against Parent or any Subsidiary of Parent involving in the aggregate for Parent and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggre-gate amount of all such judgments exceeds $10,000,000; or

             10.10  Gaming Authority.  Any Gaming Authority having jurisdiction
                    ----------------
   over any Casino Property shall determine that Parent or any of its Subsidiaries that is required to be qualified under the Gaming Regulations does not qualify, or that the qualification or license of any of them with respect to any Casino Property should be revoked, not renewed or suspended for more than 30 days, or any such Gaming Authority shall have appointed a conservator, supervisor or trustee to oversee any of the operations of any of them;

   then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default
                                    --------
   specified in Section 10.05 shall occur with respect to Parent or any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrowers as specified in clauses (i) and
   (ii) below shall occur automatically without the giving of any such notice):
   (i) declare the Total Revolving Loan Commitment terminated, whereupon the Revolving Loan Commitment of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit, which may be terminated, in accordance with its terms;
   (iv) direct the Borrowers to pay (and the Borrowers jointly and severally agree that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to any Borrower, they will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrowers and then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Collateral Docu-ments.

             SECTION 11.  Definitions and Accounting Terms.
                          --------------------------------

             11.01  Defined Terms.  As used in this Agreement, the following
                    -------------
   terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

             "Additional Collateral Documents" shall have the meaning provided in Section 8.12(b).

             "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing
   (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Administrative Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Administrative Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (in-cluding, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Administrative Agent for determining the current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

             "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank such Bank's Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Revolving Loan Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Bank's Adjusted Percentage
                              --------
   shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if after giving effect to such Bank Default, and any repayment of Revolving Loans and Swingline Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Revolving Loans of all Non-

   Defaulting Banks plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause
   (A) shall become effective on the first date after the occurrence of the relevant Bank Default on which the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Banks plus (ii) the aggregate outstanding principal amount of the Swingline Loans plus (iii) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted Percentage is changed pursuant to the preceding clause (B) and (ii) any re-payment of such Bank's Revolving Loans, or of Unpaid Drawings with respect to Letters of Credit or of Swingline Loans, that were made during the period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted Percentage must be returned to any Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of such Borrower, then the change to such Non-Defaulting Bank's Adjusted Percen-tage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Bank plus such Bank's new Adjusted Percentage of the outstanding principal amount of Swingline Loans and of Letter of Credit Outstandings equalling such Bank's Revolving Loan Commitment at such time.

             "Adjusted Revolving Loan Commitment" for each Non-Defaulting Bank shall mean at any time the product of such Bank's Adjusted Percentage and the Adjusted Total Revolving Loan Commitment.

             "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Banks.

             "Administrative Agent" shall mean Bankers Trust Company, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

             "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (in-cluding, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of the voting securities or capital stock of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

             "Agent" shall mean each of Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale, and The Sumitomo Bank Limited, New York Branch.

             "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

             "Applicable Commitment Commission Percentage" shall mean 1/4 of 1% less the then applicable Reduction Discount.

             "Applicable Margin" shall mean 7/8 of 1% less the then applicable Reduction Discount.

             "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit Q (appropriately completed).

             "Assignment of Leases" shall mean the Assignment of Leases, dated as of July 22, 1993, between Marina and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Assignment of Partnership Interests Agreement" shall mean the Assignment of Partnership Interests Agreement, dated as of July 22, 1993, among Harrah's New Jersey, Harrah's Atlantic City and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Atlantic City Property" shall mean the Harrah's Atlantic City Hotel Casino.

             "Bank" shall mean each financial institution listed on Schedule I, as well as any institution which becomes a "Bank" hereunder pursuant to
   Section 1.13 or 13.04(b) or (c), provided that in any event each such institution shall be a Qualified Person.

             "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified in writing the Borrowers and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a), 1.01(b) or 1.01(c) or
   Section 2, in the case of either clause (i) or (ii) above as a result of any takeover of such Bank by any regulatory authority or agency.

             "Bankruptcy Code" shall have the meaning provided in Section 10.05.

             "Bankruptcy Event" shall mean any Default or Event of Default of the type described in Section 10.05.

             "Base Rate" at any time shall mean the highest of (i) 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate, (ii) the Prime Lending Rate and (iii) 1/2 of 1% in excess of the overnight Federal Funds Rate.

             "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) any Revolving Loan designated or deemed designated as such by a Borrower at the time of the incurrence thereof or conversion thereto.

             "Book Entry System" shall have the meaning provided in Section
   8.11.

             "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

             "Borrowing" shall mean and include (i) the borrowing of Swingline Loans from BTCo on a given date and (ii) the borrowing of one Type of Revolving Loan from all the Banks on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursu-
                                   --------
   ant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

             "BTCo" shall mean Bankers Trust Company in its individual capacity.

             "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

             "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

             "Casino Holding Company" shall mean Casino Holding Company, a Delaware corporation.

             "Casino Owner" shall mean any Subsidiary of the Company that owns a Casino Property.

             "Casino Property" shall mean and include each of the Harrah's Reno Hotel Casino, Harrah's Lake Tahoe Hotel Casino (including Bill's Casino), Harrah's Las Vegas Hotel Casino, Harrah's Atlantic City Hotel Casino and Harrah's Laughlin Hotel Casino.

             "Casino Release" shall mean the release of a specific Casino Property from the Liens created by the respective Collateral Documents as a result of the sale thereof pursuant to Section 9.02 or the incurrence of Existing Casino Non-Recourse Financing with respect thereto pursuant to
   Section 9.04(ix).

             "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Sec. 9601 et seq.
                             -- ----

             "Change of Control" shall mean (i) Parent shall cease to own 100% of the capital stock of the Company, (ii) the direct or indirect acquisition by any Person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act) of beneficial ownership (as such term is defined in Rule 13D-3 promulgated under the Securities Exchange Act) of 25% or more of the outstanding shares of common stock of Parent, (iii) the Board of Directors of Parent shall not consist of a majority of Continuing Directors or (iv) any "change of control" or similar event

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   shall occur under any issue of Indebtedness of Parent or any of its
   Subsidiaries in an aggregate principal amount which exceeds (or upon utilization of any unused commitments may exceed) $25,000,000.

             "Cherokee Casino" shall mean the casino to be constructed, developed and operated by the Eastern Band of Cherokee Indians in Cherokee, North Carolina, and the manager of which shall be Parent or a Wholly-Owned Subsidiary of Parent.

             "Cherokee Investments" shall mean (i) one or more guaranties given by Parent and/or the Company for the benefit of the lenders providing construction financing for the Cherokee Casino and (ii) additional Investments in the Cherokee Casino.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect on the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

             "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Collateral Document, including, without limi-tation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties and all cash and cash equivalents delivered as collateral pursuant to Section 4.02(a) or 10.

             "Collateral Agent" shall mean and include the Administrative Agent acting as collateral agent for the Secured Parties pursuant to the Collateral Documents and any sub-agents or sub-trustees appointed by the Administrative Agent pursuant to the Master Collateral Agreement and permitted under applicable Gaming Regulations.

             "Collateral Document" shall mean and include each Pledge Agreement, the Security Agreement, each Mortgage, the Assignment of Partnership Interests Agreement, the Assignment of Leases, each Net Lease Agreement, the Master Collateral Agreement and, after the execution and delivery thereof, each Additional Collateral Document.

             "Collateral Grantor" shall mean and include Parent, the Company and each Subsidiary of the Company which is party to any Collateral Document, provided that, from and after the date of the release of all Collateral of any Subsidiary of the Company from the provisions of the Collateral Documents, and so long as the respective Subsidiary at such time owns no Required Collateral, such Subsidiary shall cease to constitute a Collateral Grantor and the Collateral Agent shall be authorized to execute such documentation as is necessary or desirable to effect such release.

             "Commitment Commission" shall have the meaning provided in Section 3.01(a).

             "Company" shall have the meaning provided in the first paragraph of this Agreement.

             "Company/Sub Guaranty" shall mean the Company/Sub Guaranty, dated as of July 22, 1993, made by the Company and the other Guarantors party thereto, as modified, supplemented or amended from time to time.

             "Company/Sub Pledge Agreement" shall mean the Company/Sub Pledge Agreement, dated as of July 22, 1993, among the Company, the other Collateral Grantors party thereto and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Consent" shall mean each written consent from a holder of the 8-3/4% Senior Subordinated Notes and 10-7/8% Senior Subordinated Notes permitting the Company and the respective indenture trustee to enter into indenture supplements to the 8-3/4% Senior Subordinated Notes Indenture and the 10-7/8% Senior Subordinated Notes Indenture.

             "Consolidated Debt" shall mean, at any time, the sum of the aggregate outstanding principal amount of all Indebtedness (including, without limitation, guarantees, Non-Recourse Debt and the principal component of Capitalized Lease Obligations) of Parent and its Consolidated Subsidiaries.

             "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income plus Consolidated Interest Expense (to the extent same was deducted in determining Consolidated Net Income) and provision for taxes, and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

             "Consolidated Interest Coverage Ratio" for any period shall mean the ratio of Consolidated EBIT to Consolidated Interest Expense.

             "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of Parent and its Consolidated Subsidiaries (without deduction for minority interests in Subsidiaries) for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, (i) that portion of Capitalized Lease Obligations of Parent and its Consolidated Subsidiaries representing the interest factor for such period and (ii) the Company's or such Consolidated Subsidiary's share of interest expense of any Joint Venture.

             "Consolidated Net Income" shall mean, for any period, net income of Parent and its Consolidated Subsidiaries (without deduction for minority interests in Subsidiaries) for such period.

             "Consolidated Net Worth" shall mean, at any time, the net worth of Parent and its Consolidated Subsidiaries determined on a consolidated basis.

             "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with generally accepted accounting principles in the United States.

             "Contingent Obligation" shall mean, as to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (including, without limitation, as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner) any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keepwell, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term
                                                  --------

   Indebtedness shall not include endorsements for collection or deposit in the ordinary course of business.

             "Continuing Directors" shall mean the directors of Parent on the Restatement Effective Date and each other director, if such other director's nomination for election to the Board of Directors of Parent is recommended by a majority of the then Continuing Directors.

             "Credit Documents" shall mean this Agreement, each Note, each Letter of Credit, each Guaranty and each Collateral Document.

             "Credit Event" shall mean the making of any Loan, the conversion of any Original Revolving Loan or Original Swingline Loan on the Restatement Effective Date or the issuance of any Letter of Credit.

             "Credit Party" shall mean Parent, the Company and each other Subsidiary of Parent that is a Subsidiary Borrower, a Guarantor or a Collateral Grantor.

             "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

             "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

             "Defaulting Participant" shall have the meaning provided in Section 2.04(g).

             "Disqualified Stock" shall mean any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part on, or prior to, or is exchangeable for debt securities of Parent or its Subsidiaries prior to, the first anniversary of the Final Maturity Date.

             "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

             "Documents" shall mean the Credit Documents and the Hotel Transaction Documents.

             "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

             "Drawing" shall have the meaning provided in Section 2.05(b).

             "8-3/4% Senior Subordinated Notes" shall mean the Company's 8-3/4% Senior Subordinated Notes due 2000.

             "8-3/4% Senior Subordinated Notes Indenture" shall mean the indenture relating to the 8-3/4% Senior Subordinated Notes.

             "Election to Become a Subsidiary Borrower" shall mean an Election to Become a Subsidiary Borrower substantially in the form of Exhibit P, which shall be executed by each Subsidiary of the Company which becomes a Subsidiary Borrower after the date hereof.

             "End Date" shall have the meaning provided in the definition of Reduction Discount.

             "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations of which Parent or any Borrower has received notice or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all

   Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

             "Environmental Law" means any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazard-ous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Sec. 1251 et seq.; the Toxic Substances
                                              -- ----
   Control Act, 15 U.S.C. Sec. 2601 et seq.; the Clean Air Act, 42 U.S.C. Sec.
                                    -------
   7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sec. 3803 et seq.; the
        -------                                                   -------
   Oil Pollution Act of 1990, 33 U.S.C. Sec. 2701 et seq.; the Emergency
                                                  -------
   Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Sec. 11001
   et seq., the Hazardous Material Transportation Act, 49 U.S.C. Sec. 1801
   -------
   et seq. and the Occupational Safety and Health Act, 29 U.S.C. Sec. 651
   -------
   et seq.; and any state and local or foreign counterparts or equivalents,
   -------
   in each case as amended from time to time.

             "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

             "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Parent or any Subsidiary of Parent would be deemed to be a "single employer" within the meaning of Section 414(b),
   (c), (m) or (o) of the Code.

             "Eurodollar Loan" shall mean each Revolving Loan designated as such by a Borrower at the time of the incurrence thereof or conversion thereto.

             "Eurodollar Rate" shall mean (a) the arithmetic average (rounded to the nearest 1/1000 of 1%) of the offered quotation to first-class banks in the New York interbank

   Eurodollar market by each Reference Bank for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business
   Days thereafter as of 10:00 A.M. (New York time)   on the date which is two
   Business Days prior to the commencement of such Interest Period, divided by
   (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if one or more of the Reference Banks fails to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Bank or Banks.

             "Event of Default" shall have the meaning provided in Section 10.

             "Existing Casino Non-Recourse Financing" shall mean Non-Recourse Indebtedness incurred by any Casino Owner pursuant to Section 9.04(ix) and which is to be secured solely by the Casino Property (including any fixtures, furniture and equipment related thereto) owned by such Casino Owner, except that if two Casino Properties are subject to Existing Casino Non-Recourse Financings, then each issue (or either issue) of such Existing Casino Non-Recourse Financing may be cross-collateralized by the other Casino Property subject to Existing Casino Non-Recourse Financing.

             "Existing Letters of Credit" shall have the meaning provided in
   Section 2.01(a).

             "Facing Fee" shall have the meaning provided in Section 3.01(c).

             "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

             "Fees" shall mean all amounts payable pursuant to or referred to in
   Section 3.01.

             "Final Maturity Date" shall mean July 31, 2000.

             "First-Tier Material Subsidiary" shall mean each Material Subsidiary which is a direct Subsidiary of the Company.

             "Former Bank" shall have the meaning provided in Section 13.04(c).

             "Gaming Authority" shall mean the governmental authorities charged with the administration and enforcement of the Gaming Regulations.

             "Gaming Business" shall mean the businesses and operations of the Company and its Subsidiaries with respect to, and the properties and assets of the Company and its Subsidiaries used in connection with, the Casino Properties and any other casinos, hotel casinos or gaming businesses now or in the future owned by the Company or any of its Subsidiaries or in which Parent or any of its Subsidiaries has an interest either through a Joint Venture or as a party to a management agreement.

             "Gaming Property" of any Person shall mean those properties and assets of such Person which relate to such Person's casino or hotel casino businesses and operations.

             "Gaming Regulations" shall mean the laws, rules, regulations and orders applicable to the casino and gaming business or activities of Parent, the Company or any of their Subsidiaries, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities.

             "Guaranteed Obligations" shall mean the irrevocable and unconditional guaranty made by Parent under the Parent Guaranty (i) to the Administrative Agent and each Bank for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the princi-pal and interest on each Note issued by each Borrower to such Bank, and Loans made, under this Agreement and all reimbursement obligations in respect of Drawings on Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of each of the Borrowers to the Administrative Bank and such Bank now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrowers and (ii) to each Secured Interest Rate Protection Creditor which has entered into, or in the future enters into, a Secured Interest Rate Protection or Other Hedging Agreement with any Borrower, the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of each Borrower owing under, or with respect to, any such Secured Interest Rate Protection or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

             "Guarantor", at any time, shall mean each of the Initial Guarantors and each Required Additional Guarantor which has executed and delivered a counterpart of the Company/Sub Guaranty in accordance with Section 8.12(a), provided that, from and after the date of the release of any Subsidiary of
   --------
   the Company from the provisions of the Company/Sub Guaranty in accordance with the terms thereof or hereof, such Subsidiary shall cease to constitute a Guarantor.

             "Guaranty" shall mean and include the Parent Guaranty and the Company/Sub Guaranty.

             "Harrah's" shall mean Harrah's, a Nevada corporation.

             "Harrah's Atlantic City" shall mean Harrah's Atlantic City, Inc., a New Jersey corporation.

             "Harrah's Club" shall mean Harrah's Club, a Nevada corporation.

             "Harrah's Jazz" shall mean Harrah's Jazz Company, a Louisiana general partnership.

             "Harrah's Jazz Completion Guaranties" shall mean one or more completion guaranties heretofore given by Parent and/or the Company in favor of certain lenders to Harrah's Jazz, the City of New Orleans and one or more other governmental agencies of the State of Louisiana.

             "Harrah's Jazz Completion Obligation Loans" shall mean any payments made by Parent and/or the Company under the Harrah's Jazz Completion Guaranties or the Harrah's Jazz Title Indemnity Arrangements to the extent that such payments are characterized as additional loans or advances made by Parent and/or the Company to Harrah's Jazz.

             "Harrah's Jazz Investments" shall mean Investments in or to Harrah's Jazz and/or for the benefit of Harrah's Jazz, including the Harrah's Jazz Completion Obligation Loans, the Harrah's Jazz Completion Guaranties and the Harrah's Jazz Title Indemnity Arrangements.

             "Harrah's Jazz Title Indemnity Arrangements" shall mean those certain indemnity agreements heretofore given by Parent and the Company to the title insurance companies providing title insurance for Harrah's Jazz's casino the City of New Orleans.

             "Harrah's Laughlin" shall mean Harrah's Laughlin, Inc., a Nevada corporation.

             "Harrah's New Jersey" shall mean Harrah's New Jersey, Inc., a New Jersey corporation.

             "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

             "Hotel Business" shall mean the businesses and operations of the Company and its Subsidiaries with respect to, and the properties and assets of the Company and its Subsidiaries used in connection with, its existing (immediately prior to the Restatement Effective Date) hotel businesses and operations and any other hotels owned by the Company or any of its Subsidiaries immediately prior to the Restatement Effective Date that are not included in the Gaming Business or in which Parent or any of its Subsidiaries has an interest either through a Joint Venture or as a party to a management or franchise agreement.

             "Hotel Collateral" shall mean the collateral securing the Hotel Facility, which collateral shall only consist of the assets of the Hotel Business of the Company and the Hotel Subsidiaries (including the capital stock of the Hotel Subsidiaries).

             "Hotel Company" shall mean Promus Hotel Corporation, a newly formed Wholly-Owned Subsidiary of the Company.

             "Hotel Facility" shall mean two new senior secured credit facilities aggregating $350,000,000 which shall be (i) secured by the Hotel Collateral and (ii) guaranteed by the Hotel Subsidiaries.

             "Hotel Property" shall mean any hotel, any land or building under development or any other property or asset which relates to the Hotel Business of Parent and its Subsidiaries other than those properties or assets which are included as Gaming Properties.

             "Hotel Stock Dividend" shall mean, collectively, (i) the distribution by the Company to Parent as a stock dividend of all of the capital stock of the Hotel Company and (ii) the distribution by Parent to its stockholders immediately thereafter as a stock dividend of all of the capital stock of the Hotel Company.

             "Hotel Subsidiaries" shall mean those existing Subsidiaries of the Company which are engaged in the Hotel Business and which are set forth on
   Schedule IX.

             "Hotel Transaction" shall mean, collectively, the Hotel Stock Dividend, the Hotel Transfer, the entering into of the Hotel Facility and the incurrence by the Company of at least $210,000,000 of loans thereunder, the assignment to, and the assumption by, the Hotel Company of the Hotel Facility, the obtaining of the Consents and the entering into of the related indenture supplements and the obtaining of the consent of Parent's shareholders to the Hotel Transaction.

             "Hotel Transaction Documents" shall mean (i) the Hotel Facility,
   (ii) the Consents, the indenture supplements to the 8-3/4% Senior Subordinated Notes Indenture and the 10-7/8% Senior Subordinated Notes Indenture and the Proxy Statement delivered to Parent's shareholders in connection with the Hotel Transaction and (iii) the Distribution Agreement, the Tax Sharing Agreement, the Trademark Assignment Agreement and an Employee Benefits Allocation Agreement, which agreements are in the forms delivered to the Administrative Agent pursuant to Section 5.04(b) and are to be entered into by the Company and the Hotel Company in connection with the Hotel Transfer and the Hotel Stock Dividend.

             "Hotel Transfer" shall mean the transfer by the Company to the Hotel Company of the Hotel Properties and Hotel Business of the Company and the capital stock of the Hotel Subsidiaries, it being understood and agreed that $210,000,000 of proceeds from the loans incurred by the Company under the Hotel Facility on the Restatement Effective Date shall not be transferred by the Company to the Hotel Company.

             "Indebtedness" shall mean, as to any Person, without duplication,
   (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all obligations of such Person to reimburse or repay any bank or other Person in respect of amounts paid or available to be drawn under a letter of credit, banker's acceptance, surety, performance or appeal bond or any similar instrument (each such obligation to be valued at the face amount of such instrument), (vi) all Indebtedness of others secured by a Lien on any asset of such Person, (vii) all Contingent Obligations of such Person with respect to any Indebtedness of any other Person and (viii) the amount of any Disqualified Stock.

             "Initial Guarantors" shall mean each of Parent, the Company, Casino Holding Company, Embassy Development Corporation, Embassy Equity Development Corporation, ESI Equity Development Corporation, Hampton Inn Equity Development Corporation, Hampton Inns, Inc., Harrah's, Harrah's Atlantic City, Harrah's Club, Harrah's Las Vegas, Inc., Harrah's Laughlin, Harrah's New Jersey, Harrah's Reno Holding Company, Inc., Homewood Suites Equity Development Corporation and Marina; provided, that from and after the Restatement Effective Date, Embassy Development Corporation, Embassy Equity Development Corporation, ESI Equity Development Cor-poration, Hampton Inn Equity Development Corporation, Hampton Inns, Inc. and Homewood Suites Equity Development Corporation shall be (and hereby are) released from the Company/Sub Guaranty and shall no longer constitute Guarantors.

             "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

             "Interest Period" shall have the meaning provided in Section 1.09.

             "Interest Rate Protection or Other Hedging Agreements" shall mean one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time entered into by the Company or any of its Subsidiaries.

             "Investments" shall have the meaning provided in Section 9.05.

             "Issuance System" shall have the meaning provided in Section 8.11.

             "Issue" shall mean each of the two different types of Senior Debt, there being two separate Issues for purposes of this Agreement, i.e., the
                                                                   ----
   Indebtedness under this Agreement and the Indebtedness under the 364-Day Credit Agreement.

             "Joint Venture" shall mean any entity or arrangement between the Company or any of its Subsidiaries (so long as the Company and its Subsidiaries own 50% or less of such entity) and one or more Persons other than Parent or any of its Subsidiaries (whether now existing or created in the future) for (i) the joint ownership, management, construction or development of any Gaming Property or (ii) the joint ownership or operation of any Gaming Business.

             "Las Vegas Property" shall mean the Harrah's Las Vegas Hotel
   Casino.

             "L/C Supportable Indebtedness" shall mean (i) obligations of the Company or any of its Subsidiaries incurred in the ordinary course of business and (ii) all obligations supported by Existing Letters of Credit.

             "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

             "Letter of Credit" shall have the meaning provided in Section 2.01(a).

             "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

             "Letter of Credit Issuer" shall mean (x) BTCo and (y) with the consent of the Administrative Agent, any other Bank to the extent such Bank agrees, in its sole discretion, to become a Letter of Credit Issuer for the purpose of issuing Letters of Credit pursuant to Section 2.

             "Letter of Credit Outstandings" shall mean, at any time, the sum of
   (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

             "Letter of Credit Request" shall have the meaning provided in
   Section 2.03(a).

             "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

             "Loan" shall mean each Revolving Loan and each Swingline Loan.

             "Lowest Outstanding Amount" shall have the meaning provided in
   Section 13.18(b).

             "Mandatory Borrowing" shall have the meaning provided in Section 1.01(c).

             "Margin Reduction Period" shall mean each period which shall commence on a date on which the financial state-ments are delivered pursuant to Section 8.01(a) or (b) and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 8.01(a) or (b) and (ii) the latest date on which the next financial statements are required to be delivered pursuant to
   Section 8.01(a) or (b).

             "Margin Stock" shall have the meaning provided in Regulation U.

             "Marina" shall mean Marina Associates, a New Jersey general partnership.

             "Markers" shall have the meaning provided in the Master Collateral Agreement.

             "Master Collateral Agreement" shall mean the Master Collateral Agreement, dated as of July 22, 1993, among Parent, the Company, the other Collateral Grantors, the Administrative Agent and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Material Subsidiary" shall mean each of (a) each Initial Guarantor other than Parent and the Company, (b) each Subsidiary Borrower and each Collateral Grantor and (c) as at the date of determination, (i) any direct or indirect Subsidiary of Parent that holds any license or licenses needed to conduct gaming operations with respect to any Casino Property (which has not theretofore been released from the respective Mortgage encumbering same in accordance with the terms thereof), (ii) any direct or indirect Subsidiary of Parent that owns any Collateral or Required Collateral or that directly or indirectly owns stock of a Subsidiary which owns Collateral or Required Collateral or (iii) any Subsidiary of Parent that (together with its Subsidiaries) accounts for, or holds, at least 10% of any of (x) the consolidated assets of Parent and its Subsidiaries, (y) the consolidated revenues of Parent and its Subsidiaries or (z) the Consolidated EBIT of Parent and its Subsidiaries, in each case as determined at the end of each fiscal quarter of Parent and, in the case of preceding clauses (y) and
   (z), for the Test Period then last ended, it being understood and agreed that Harrah's Jazz and Desplaines Development Limited Partnership shall not be considered Material Subsidiaries under this sub-clause (iii) to the extent that such Subsidiaries would otherwise constitute such a Material Subsidiary so long as such Subsidiaries would not otherwise constitute a Material Subsidiary under any of the other clauses of this definition.

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             "Maximum Swingline Amount" shall mean $25,000,000.

             "Minimum Proceeds Amount" with respect to any Casino Property (or with respect to the Casino Owner that owns such Casino Property) shall mean the amount set forth below opposite such Casino Property:

             Harrah's Atlantic City
               Hotel Casino                $250,000,000
             Harrah's Las Vegas
               Hotel Casino                $250,000,000
             Harrah's Reno
               Hotel Casino                $150,000,000
             Harrah's Lake Tahoe
               Hotel Casino
               (including Bill's Casino)   $150,000,000
             Harrah's Laughlin
               Hotel Casino                $150,000,000.

             "Moody's" shall mean Moody's Investors Service, Inc.

             "Mortgage" shall mean each of (i) the Deed of Trust, Leasehold Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993, from the Company, Harrah's Laughlin, Inc. and Harrah's Reno Holding Company, Inc., as Grantors, to First American Title Insurance Company of Nevada, as Trustee, and BTCo, as Beneficiary, as modified, supplemented or amended from time to time and (ii) the Mortgage, Leasehold Mortgage, Assignment, Assignment of Leases and Rents and Security Agreement, dated as of July 22, 1993, from Marina and the Company, as Mortgagors, to BTCo, as Collateral Agent and Mortgagee, as modified, supplemented or amended from time to time.

             "Mortgage Amendment" shall have the meaning provided in Section 5.09(i).

             "Mortgage Policies" shall mean each of the mortgage title insurance policies delivered pursuant to Section 5.10(ii) of the Original Credit Agreement.

             "Mortgaged Property" shall mean and include each of the Casino Properties until same are released from the Liens created by the respective Mortgage in accordance with the terms hereof and thereof.

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             "Net Lease Agreement" shall mean each of (i) the Net Lease
   Agreement, dated as of July 22, 1993, among Parent, the Company, Harrah's, Harrah's Club and the Collateral Agent (Harrah's Hotel and Casino, Lake Tahoe), (ii) the Net Lease Agreement, dated as of July 22, 1993, among Parent, the Company, Harrah's Las Vegas, Inc. and the Collateral Agent (Harrah's Hotel and Casino, Las Vegas), (iii) the Net Lease Agreement, dated as of July 22, 1993, among Parent, the Company, Harrah's, Harrah's Club and the Collateral Agent (Harrah's Hotel and Casino, Reno) and (iv) the Net Lease Agreement, dated as of July 22, 1993, among Parent, the Company, Harrah's Laughlin and the Collateral Agent (Harrah's Laughlin Hotel and Casino), in each case as modified, supplemented or amended from time to time, it being understood and agreed that in the event the Company transfers its ownership interest in any of the Casino Properties located in Nevada to Harrah's Club as permitted by Section 9.02(a), the Net Lease Agreement with respect to each such Casino Property may be terminated.

             "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of reasonable transaction costs and payments of unassumed liabilities relating to the assets sold at the time of, or within 60 days after, the date of such sale and the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Banks pursuant to the Credit Documents) which is secured by the respective assets which were sold.

             "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

             "Non-Recourse Indebtedness" shall mean (x) with respect to any Casino Owner or Owners, Indebtedness incurred by such Casino Owner or Owners meeting the requirements of Existing Casino Non-Recourse Financing and which shall be (i) secured only by the Casino Property or Properties owned by such Casino Owner or Owners, including any fixtures, furniture and equipment related thereto (it being understood and agreed that, if two Casino Properties are subject to Existing Casino Non-Recourse Financings, then such properties may cross-collateralize the other issue of Existing Casino Non-Recourse Financing) and (ii) expressly made non-recourse to Parent and its Subsidiaries other than the respective Casino Owners, provided that recourse may be had to the respective property serving as security therefor and (y) with

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   respect to any Specified Subsidiary, Indebtedness incurred by such Specified
   Subsidiary which shall be (i) secured only by Gaming Properties being developed with Non-Recourse Indebtedness incurred pursuant to Section 9.04(x), including any fixtures, furniture and equipment related thereto and
   (ii) non-recourse to Parent and its Subsidiaries, provided that recourse may be had to the extent permitted by Section 9.04(x) and to the respective property or properties serving as security therefor.

             "Note" shall mean each Swingline Note and each Revolving Note.

             "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

             "Notice of Conversion" shall have the meaning provided in Section 1.06.

             "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention: Patricia Rapisarda, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

             "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

             "Original Credit Agreement" shall have the meaning provided in the first Whereas clause of this Agreement.

             "Original Revolving Loans" shall mean the "Revolving Loans" under, and as defined in, the Original Credit Agreement.

             "Original Swingline Loans" shall mean the "Swingline Loans" under, and as defined in, the Original Credit Agreement.

             "Parent" shall have the meaning provided in the first paragraph of this Agreement.

             "Parent Guaranty" shall mean the guaranty provided by Parent pursuant to Section 14.

             "Parent Pledge Agreement" shall mean the Parent Pledge Agreement, dated as of July 22, 1993, between Parent and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Participant" shall have the meaning provided in Section 2.04(a).

             "Payment Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

             "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

             "Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that, if the
                                                 --------
   Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentage of such Bank shall be determined immediately prior (and without giving effect) to such termination.

             "Permitted Designated Indebtedness" shall mean (i) any Existing Casino Non-Recourse Financing and (ii) all Subordinated Debt (or portions thereof) incurred pursuant to Section 9.04(xi) to the extent the aggregate amount of Subordinated Debt incurred after the Restatement Effective Date pursuant to said Section is in excess of $200,000,000.

             "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policy with respect thereto.

             "Permitted Liens" shall have the meaning provided in Section 9.01.

             "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

             "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), Parent or a Subsidiary of

   Parent or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Parent, or a Subsidiary of Parent or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

             "Pledge Agreements" shall mean and include the Parent Pledge Agreement and the Company/Sub Pledge Agreement.

             "Pledged Securities" shall have the meaning assigned that term in the respective Pledge Agreements.

             "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a refer-ence rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

             "Projections" shall have the meaning provided in Section 7.05(d).

             "Proxy Statement" shall mean Parent's Proxy Statement dated April 25, 1995 which was delivered to Parent's shareholders in connection with the Hotel Transaction.

             "Qualified Person" shall mean, with respect to any Bank party to this Agreement on the Restatement Effective Date or that becomes a Bank pursuant to Section 1.13, 13.04(b) or 13.04(c), a banking or other licensed lending institution within the meaning of the New Jersey Gaming Regulations or a financial source or qualifier approved under the Gaming Regulations of the State of New Jersey applicable to lenders (or waived or exempted from the applicable requirements thereof) and which shall not have been found unsuitable under the Gaming Regulations of the State of Nevada applicable to lenders and which meets the requirements of all other jurisdictions regulating the gaming business of Parent and its Subsidiaries to the extent that the Company has so notified the Banks of such requirements of such other jurisdiction pursuant to Section 13.04(e).

             "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Sec. 6901 et seq.
                                                                  -- ----

             "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

             "Reduction Discount" shall mean initially zero and from and after the first day of any Margin Reduction Period (the "Start Date") to and including the last day of such Margin Reduction Period (the "End Date"), the Reduction Discount shall be the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the last day of the most recent fiscal quarter of Parent ended immediately prior to such Start Date (the "Test Date") the conditions in clause (A), (B) or (C) below are met:

           (A) (x) in the case of Eurodollar Loans, 1/8 of 1% and (y) in the case of Commitment Commission, 5/100 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met and the conditions set forth in none of clauses (B) and (C) below are satisfied:

             (i) the Consolidated Interest Coverage Ratio for the Test Period ended on such Test Date shall be greater than 3.00:1.00; or

            (ii) the Indebtedness of the Company on such Test Date shall be rated at least BBB- Senior Implied by S&P or Baa3 Senior Implied by Moody's;

           (B) (x) in the case of Eurodollar Loans, 3/8 of 1% and (y) in the case of Commitment Commission, 10/100 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met and the conditions set forth in clause (C) below are not satisfied:

             (i) the Consolidated Interest Coverage Ratio for the Test Period ended on such Test Date shall be greater than 3.50:1.00; or

            (ii) the Indebtedness of the Company on such Test Date shall be rated at least BBB Senior Implied by S&P or Baa2 Senior Implied by Moody's; or

           (C) (x) in the case of Eurodollar Loans, 1/2 of 1% and (y) in the case of Commitment Commission, 1/8 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met:

             (i) the Consolidated Interest Coverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1.00; or

            (ii) the Indebtedness of the Company on such Test Date shall be rated at least BBB+ Senior Implied by S&P or Baa1 Senior Implied by Moody's.

   Notwithstanding anything to the contrary above in this definition, the Reduction Discount shall be reduced to zero at all times when a Default under
   Section 8.01(a) or (b) shall exist or an Event of Default shall exist.

             "Reference Banks" shall mean BTCo, The Sumitomo Bank Limited, New York Branch, Credit Lyonnais and The Bank of New York.

             "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

             "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

             "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

             "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

             "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

             "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

             "Replaced Bank" shall have the meaning provided in Section 1.13.

             "Replacement Bank" shall have the meaning provided in Section 1.13.

             "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

             "Required Additional Guarantor" shall have the meaning provided in
   Section 8.12(a).

             "Required Appraisal" shall have the meaning provided in Section 8.12(c).

             "Required Banks" shall mean Non-Defaulting Banks, the sum of whose Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than fifty percent of the sum of the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

             "Required Collateral" shall mean and include all the following assets and property:

             (i)  each Casino Property;

            (ii)  100% of the capital stock of the Company;

           (iii) 100% of the capital stock of each of Harrah's, Harrah's Club, Casino Holding Company, Harrah's Atlantic City, Harrah's New Jersey, Harrah's Reno Holding Company, Inc., Harrah's Laughlin and Harrah's Las Vegas, Inc.;

            (iv)  100% of the partnership interests in Marina;

             (v) 100% of the capital stock or partnership interests, as the case may be, of each Subsidiary Borrower;

            (vi) 100% of the capital stock or partnership interests, as the case may be, in any other Subsidiary of the Company which owns assets or property, or is the direct or indirect parent of any Subsidiary which owns assets or property, which constitutes Required Collateral pursuant to any of the other clauses of this definition;

           (vii) 100% of the capital stock or partnership interests owned directly by the Company in any Guarantor or Material Subsidiary;

          (viii) all of the Company's and its Subsidiaries' interests in building fixtures and personal property located in or owned or used in connection with the Casino Properties, including (subject to applicable Gaming Regulations) gaming equipment; all trademarks and trade names (including the Harrah's name, subject to a non-exclusive license to be granted to the Company in accordance with the terms of the Collateral Documents) and other intangible property owned or used in connection with the Casino Properties; and all licenses and permits held in connection with the Casino Properties (excluding (x) gaming licenses and (y) non-transferable liquor licenses and other non-transferable licenses); and all revenues derived from the Casino Properties located in Nevada, including (subject to applicable Gaming Regulations) gaming revenues; and

            (ix) the assignment of leases and net lease agreements effected pursuant to the Assignment of Leases and Net Lease Agreements.

   Notwithstanding anything to the contrary contained above, assets or property shall cease to constitute Required Collateral at such time, if any, as same are released pursuant to the terms of the respective Collateral Documents and this Agreement.

             "Required Secured Parties" shall have the meaning provided in the Master Collateral Agreement.

             "Restatement Effective Date" shall have the meaning provided in
   Section 13.10.

             "Returns" shall have the meaning provided in Section 7.09.

             "Revolving Loan" shall have the meaning provided in Section
   1.01(a).

             "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as same may (x) be reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) be adjusted from time to time as a result of assignments to or from such Bank pursuant to
   Section 1.13, 13.04(b) or 13.04(c).

             "Revolving Note" shall have the meaning provided in Section
   1.05(a).

             "Rights" shall have the meaning provided in the Rights Agreement.

             "Rights Agreement" shall mean the Rights Agreement, dated as of February 7, 1990, between Parent and The Bank of New York, as Rights Agent, as in effect on the date hereof.

             "S&P" shall mean Standard & Poor's Corporation.

             "Scheduled Commitment Reduction" shall have the meaning provided in
   Section 3.03(b).

             "SEC" shall have the meaning provided in Section 8.01(f).

             "Section 4.04(b)(iii) Certificate" shall have the meaning provided in Section 4.04(b).

             "Secured Interest Rate Protection Creditor" shall have the meaning provided in the Master Collateral Agreement.

             "Secured Interest Rate Protection or Other Hedging Agreement" shall have the meaning provided in the Master Collateral Agreement.

             "Secured Parties" shall have the meaning assigned that term in the Collateral Documents.

             "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

             "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

             "Security Agreement" shall mean the Security Agreement, dated as of July 22, 1993, among the Company, the other Collateral Grantors party thereto and the Collateral Agent, as modified, supplemented or amended from time to time.

             "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

             "Senior Debt" shall mean the Indebtedness under this Agreement and the Indebtedness under the 364-Day Credit Agreement.

             "Share" shall mean, for each Issue, (A) if the event requiring a mandatory commitment reduction to Senior Debt pursuant to Section 3.03(d) or
   (e) would, in accordance with the terms of the 364-Day Credit Agreement, give rise to a mandatory commitment reduction to the Total 364-Day Revolving Loan Commitment, then the "Share" (x) applicable to the Total 364-Day Revolving Loan Commitment shall equal the lesser of (1) the amount required to be applied to reduce the commitments in respect of Senior Debt pursuant to
   Section 3.03(d) or (e) multiplied by a fraction the numerator of which is the amount of the Total 364-Day Revolving Loan Commitment then in effect and the denominator of which is the sum of (i) the Total 364-Day Revolving Loan Commitment then in effect plus (ii) the Total Revolving Loan Commitment then in effect and (2) the maximum amount which would be required to be applied to mandatorily reduce the Total 364-Day Revolving Loan Commitment in accordance with the terms of the 364-Day Credit Agreement as a result of the respective event requiring a reduction to the commitments in respect of Senior Debt pursuant to Section 3.03(d) or (e) and (y) applicable to the Total Revolving Loan Commitment shall equal the remainder of the amount required to be applied to reduce the commitments in respect of Senior Debt pursuant to
   Section 3.03(d) or (e), less the "Share" applicable to the Total 364-Day Revolving Loan Commitment as determined pursuant to preceding clause (x), and
   (B) if the event giving rise to a mandatory commitment reduction in respect of Senior Debt would not require a mandatory reduction to the Total 364-Day Revolving Loan Commitment of the 364-Day Credit Agreement in accordance with the terms of the 364-Day Credit Agreement, the "Share" of each Issue shall equal (x) in the case of the 364-Day Credit Agreement, $0 and (y) in the case of this Agreement, the amount required to be applied to Senior Debt pursuant to Section 3.03(d) or (e).

             "Specified Subsidiary" shall mean any Subsidiary of the Company (other than any Subsidiary Borrower, Collateral Grantor or Casino Owner) so long as such Subsidiary has no material assets other than the Gaming Properties to be developed and financed with Non-Recourse Indebtedness incurred pursuant to Section 9.04(x).

             "Start Date" shall have the meaning provided in the definition of Reduction Discount.

             "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

             "Sub-Limit" shall mean (i) with respect to Marina, $400,000,000 and
   (ii) with respect to each other Subsidiary of the Company that becomes a Subsidiary Borrower after the date hereof, such aggregate amount as shall be established by the Administrative Agent and the Required Banks at the time such Subsidiary becomes a Subsidiary Borrower hereunder.

             "Subordinated Debt" shall mean each issue of Subordinated Debt of the Company as is set forth on Schedule V as well as any additional issuance of Subordinated Debt by the Company that is permitted under Section 9.04(xi).

             "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corpora-tion (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

             "Subsidiary Borrower" shall mean Marina and any other Wholly-Owned Subsidiary of the Company that is found acceptable to, and approved in writing by, the Administrative Agent and the Required Banks, provided that at the time any such Subsidiary incurs Existing Casino Non-Recourse Financing pursuant to Section 9.04(ix) or the Casino Property owned by such Subsidiary is sold pursuant to Section 9.02, such Subsidiary shall cease to be a Subsidiary Borrower.

             "Subsidiary Investments" shall mean any Investment by the Company in one or more of its Subsidiaries provided that (x) any acquisition of a new Subsidiary shall be through a transaction not involving the acquisition by the Company or any of its Subsidiaries of Margin Stock and (y) any new Subsidiary so acquired shall be engaged primarily in the Gaming Business.

             "Substitute Bank" shall have the meaning in Section 13.04(c).

             "Swingline Expiry Date" shall mean, at any time, the date which is two Business Days prior to the Final Maturity Date.

             "Swingline Loan" shall have the meaning provided in Section
   1.01(b).

             "Swingline Note" shall have the meaning provided in Section
   1.05(a).

             "Taxes" shall have the meaning provided in Section 4.04(a).

             "10-7/8% Senior Subordinated Notes" shall mean the Company's 10-7/8% Senior Subordinated Notes due 2002.

             "10-7/8% Senior Subordinated Notes Indenture" shall mean the indenture relating to the 10-7/8% Senior Subordinated Notes.

             "Test Date" shall have a meaning provided in the definition of Reduction Discount.

             "Test Period" shall mean the four consecutive fiscal quarters of Parent then last ended (in each case taken as one accounting period).

             "364-Day Banks" shall mean the lenders from time to time party to the 364-Day Credit Agreement.

             "364-Day Credit Agreement" shall mean the Credit Agreement, in the form of Exhibit O, among Parent, the Company, certain Subsidiaries of the Company, the 364-Day Banks, the Agents and BTCo, as Administrative Agent, as amended, modified, supplemented or extended from time to time in accordance with the terms thereof and hereof.

             "364-Day Revolving Loan Commitment Reduction Amount" shall have the meaning provided in Section 13.18(b).

             "Total Outstandings" at any time shall mean the then outstanding principal amount of Revolving Loans and Swingline Loans and the then aggregate amount of Letter of Credit Outstandings.

             "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

             "Total 364-Day Revolving Loan Commitment" shall mean the "Total Revolving Loan Commitment" under, and as defined in, the 364-Day Credit Agreement.

             "Total 364-Day Outstandings" shall mean, at any time, the aggregate principal amount of loans outstanding pursuant to the 364-Day Credit Agreement.

             "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

             "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a
                                       ----
   Eurodollar Loan.

             "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

             "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

             "United States" and "U.S." shall each mean the United States of America.

             "Unpaid Drawing" shall have the meaning provided for in Section 2.05(a).

             "Unutilized Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less the sum of (i) the then aggregate outstanding principal amount of Revolving Loans made by such Bank and (ii) such Bank's Adjusted Percentage of the Letter of Credit Outstandings at such time.

             "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

             "Withdrawal Period" shall have the meaning provided in Section 13.04(d).

             SECTION 12.  The Administrative Agent and Agents.
                          -----------------------------------

             12.01  Appointment.  The Banks hereby designate Bankers Trust
                    -----------
   Company as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall include Bankers Trust Company in its capacity as Collateral Agent pursuant to the Collateral Documents) to act as specified herein and in the other Credit Documents. The Banks hereby designate Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale, and The Sumitomo Bank, Limited, New York Branch, as Agents to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent or any Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent or any Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent and any Agent may perform any of their duties hereunder by or through their respective officers, directors, agents (including any sub-agents or sub-trustees to act as a Collateral Agent pursuant to the Master Collateral Agreement or any other Collateral Document) or employees. Each Bank further agrees to be bound by all of the terms and conditions set forth in the Collateral Documents.

             12.02  Nature of Duties.  Neither the Administrative Agent nor any
                    ----------------
   Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents, it being understood and agreed, however, that none of the Agents in their capacities as such shall have any duties or responsibilities under the Credit Documents.
   Neither the Administrative Agent, any Agent nor any of their officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent and Agents shall be mechanical and administrative in nature; neither the Administrative Agent nor any Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

             12.03  Lack of Reliance on the Administrative Agent and Agents.
                    -------------------------------------------------------
   Independently and without reliance upon the Administrative Agent or any Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent in-vestigation of the financial condition and affairs of Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Parent and its Subsidiaries and, except as expressly provided in this Agreement, neither the Administrative Agent nor any Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before themaking of the Loans or at any time or times thereafter. Neither the Administrative Agent nor any Agent shall be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Parent or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Parent or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

             12.04  Certain Rights of the Administrative Agent.  If the
                    ------------------------------------------
   Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or re-fraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

             12.05  Reliance.  The Administrative Agent and each Agent shall be
                    --------
   entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent or such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent or such Agent.

             12.06  Indemnification.  To the extent the Administrative Agent or
                    ---------------
   any Agent is not reimbursed and indemnified by the Credit Parties, the Banks will reimburse and indemnify the Administrative Agent or such Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or dis-bursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided
                                                                     --------
   that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Agent's gross negligence or willful misconduct.

             12.07  The Administrative Agent and the Agents in their Individual
                    -----------------------------------------------------------
   Capacities.  With respect to its obligation to make Loans under this Agree-
   ----------
   ment, the Administrative Agent and each Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each of the Administrative Agent and Agent in its individual capacity. The Administrative Agent and each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other con-sideration from the Borrowers or any other Credit Party for services in con-nection with this Agreement and otherwise without having to account for the same to the Banks.

             12.08  Holders.  The Administrative Agent may deem and treat the
                    -------
   payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

             12.09  Resignation by the Administrative Agent and Agents.
                    --------------------------------------------------
   (a) The Administrative Agent and any Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Company and the Banks. In the case of the resignation by the Administrative Agent, such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. In the case of a resignation by an Agent, such resignation shall become effective immediately.

             (b) Upon any such notice of resignation, the Company shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Required Banks (it being understood and agreed that any Bank is deemed to be acceptable to the Required Banks), provided that, if a
                        --------

   Default or an Event of Default exists at the time of such resignation, the Required Banks shall appoint such successor Administrative Agent.

             (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Company, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Company or Required Banks, as the case may be, appoint a successor Administrative Agent as provided above.

             (d) If no successor Administrative Agent has been appointed pursu-ant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent.

             SECTION 13.  Miscellaneous.
                          -------------

             13.01  Payment of Expenses, etc.  (a)  The Borrowers jointly and
                    -------------------------
   severally shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case and local counsel and all appraisal fees, trustee's fees, documentary and recording taxes, title insurance and recording, filing and other expenses) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Docu-ments and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of in-house counsel) for the Administrative Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or result-ing from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Administrative Agent, each Agent, each Letter of Credit Issuer and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' (including allocated costs of in-house counsel) and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, any Agent, any Letter of Credit Issuer or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Hotel Transaction) or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
   (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by Parent or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by Parent or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim relating in any way to Parent, any of its Subsidiaries, their operations or any Real Property owned or at any time operated by Parent or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent, any Agent, any Letter of Credit Issuer or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

             (b) The Borrowers further jointly and severally agree to pay the reasonable legal fees of gaming counsel for the Administrative Agent in Nevada and New Jersey and any other relevant state and all reasonable costs (including costs of investigation) associated with any qualification (or exemption or waiver therefrom) of any Bank under, or compliance in connection with the Gaming Regulations in connection with the syndication under this Agreement, provided that in the event that any assignee Bank or potential as-signee Bank is not already a Qualified Person (before giving effect to any actions taken to become such in connection with this Agreement), then all costs associated with such Person becoming a Qualified Person shall be borne by the respective assignee Bank or potential assignee Bank. Notwithstanding the foregoing, after a Bank has been replaced pursuant to Section 1.13, the Borrowers shall not be required to reimburse such Bank for any such costs incurred by it after the date of such replacement.

             13.02  Right of Setoff.  In addition to any rights now or hereafter
                    ---------------
   granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Credit Parties against and on account of the Obligations and liabilities of the Credit Parties to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to
   Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured, provided that such right of set-off may only be
                               --------
   exercised by any such Bank if Nevada Revised Statutes 40.430(4)(g) (1989) remains in force and effect without modification, and such Bank has received advice of New Jersey and Nevada counsel acceptable to the Administrative Agent that there is no other provision of Nevada or New Jersey law, as appropriate, under which such action of set off might jeopardize any right of the Collateral Agent or any Bank in or with respect to any Collateral. The provisions of the foregoing proviso to this Section 13.02 are for the benefit of the Banks only, and may be amended, modified or waived in any respect by the Required Banks without the requirements of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

             13.03  Notices.  Except as otherwise expressly provided herein, all
                    -------
   notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to Parent or any Borrower, at such Credit Party's address specified opposite its signature below or in the respective Election to Become a Subsidiary Borrower; if to any Bank, at its address specified opposite its name below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Company and the Administrative Agent. All such notices and communi-cations shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices to the Administrative Agent, the Company and any Letter of Credit Issuer shall not be effective until received by such Person.

             13.04  Benefit of Agreement.  (a)  This Agreement shall be binding
                    --------------------
   upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, except as
                                                 --------  -------
   provided in Sections 9.02, 9.04(ix) and 13.17(a), no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Administrative Agent and the Banks (although any Subsidiary Borrower may, at its request and with the consent of the Required Banks, otherwise cease to be a Subsidiary Borrower hereunder so long as no Default or Event of Default then exists and all Loans incurred by such Subsidiary are repaid in full and the Company shall become the account party with respect to any outstanding Letters of Credit issued for the account of such Subsidiary Borrower pursuant to documentation satisfactory to the Administrative Agent and the respective Letter of Credit Issuer) and, provided further, that, although any
                                            ----------------
   Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any
                  ----------------
   participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Final Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and the Borrowers shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Credit Documents and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation. Any agreement pursuant to which any Bank may grant such a participation shall be in a form approved by the Administrative Agent and Parent and shall be satisfactory under the Gaming Regulations of the State of New Jersey so as not to require participants to be approved financial sources or qualified under such Gaming Regulations applicable to lenders.

             (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x)
   assign all or a portion of its Revolving Loan Commitments and related out-standing Obligations hereunder to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and related outstanding Obligations hereunder, in either case to one or more Qualified Persons, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule
                                        --------
   I shall be deemed modified to reflect the Revolving Loan Commitments of such new Bank and of the existing Banks, (ii) new Notes will be issued to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section
   1.05 to the extent needed to reflect the revised Revolving Loan Commitments,
   (iii) the consent of BTCo and each Letter of Credit Issuer shall be required in connection with any assignment (which consent shall not be unreasonably withheld) and (iv) the Administrative Agent shall receive at the time of each such assignment, from either the assigning or assignee Bank or Banks, the payment of a non-refundable assignment fee of $3,500 in the case of any assignment to a Qualified Person which is not a Bank immediately prior to such assignment or $1,000 in the case of any assignment to a then existing Bank. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Revolving Loan Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrowers in the case of a Bank described in clause (ii) or
   (iv) of Section 4.04(b), the forms described in such clause (ii) or (iv), as the case may be. To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

             (c) If the New Jersey Gaming Authorities shall determine that any Bank is not qualified as an approved financial source or otherwise does not meet the standards pursuant to the Gaming Regulations in New Jersey, or the Nevada Gaming Authorities shall determine that any Bank does not meet the Suitability Standards under the Nevada Gaming Regulations or any other Gaming Authority with jurisdiction over the gaming business of Parent and its Subsidiaries shall determine that any Bank does not meet its suitability standards (in any such case, a "Former Bank"), the Administrative Agent and each Letter of Credit Issuer or the Company shall have the right (but not the duty) to designate a bank or banks (in each case, a "Substitute Bank," which may be any Bank or Banks that agree to become a Substitute Bank) that has agreed to assume the rights and obligations of the Former Bank, subject to receipt by the Administrative Agent of evidence that such Substitute Bank is a Qualified Person. The Substitute Bank shall assume the rights and obligations of the Former Bank under this Agreement pursuant to an Assignment and Assumption Agreement, which assumption shall be required to comply with, and shall become effective in accordance with, the provisions of Section 13.04(b), provided that the purchase price to be paid by the Substitute Bank
             --------
   to the Administrative Agent for the account of the Former Bank for such assumption shall equal the sum of (i) the unpaid principal amount of any Notes held or Loans made by the Former Bank plus accrued interest thereon plus (ii) the Former Bank's pro rata share of the aggregate amount of Draw-
                               --- ----
   ings under all Letters of Credit that have not been reimbursed by the Borrowers, plus accrued interest thereon, plus (iii) such Former Bank's pro
                                                                           ---
   rata share of accrued Fees to the date of the assumption, and, provided
   ----                                                           --------
   further, the Borrowers shall pay all obligations owing to the Former Bank
   -------
   under the Credit Documents (including all obligations, if any, owing pursuant to Section 1.11, but excluding those amounts in respect of which the purchase price is being paid as provided above). Each Bank agrees that if it becomes a Former Bank, upon payment to it by the Borrowers of all such amounts, if any, owing to it under the Credit Documents, it will execute and deliver an Assignment and Assumption Agreement, upon payment of such purchase price.

             (d)  Notwithstanding the provisions of subsection (c) of this
   Section 13.04, if any Bank becomes a Former Bank, and if the Administrative Agent or the Company fails to find a Substitute Bank pursuant to subsection
   (c) of this Section within any time period specified by the appropriate Gaming Authority for the withdrawal of a Former Bank (the "Withdrawal Period"), the Borrowers shall, immediately (i) prepay in full the outstanding principal amount of each Note held or Loan made by such Former Bank, together with accrued interest thereon to the earlier of (x) the date of payment or (y) the last day of any Withdrawal Period, and (ii) at the option of the Company either (A) place an amount equal to such Former Bank's Adjusted Percentage in each Letter of Credit in a separate cash collateral account with the Administrative Agent for each outstanding Letter of Credit which amount will be applied by the Administrative Agent to satisfy the Borrower's reimbursement obligations to the respective Letter of Credit Issuer in respect of Drawings under the applicable Letter of Credit or (B) if no Default or Event of Default then exists, terminate the Revolving Loan Commitment of such Former Bank at which time the other Banks' Percentages and Adjusted Percentages will be automatically adjusted as a result thereof, provided that the option specified in this clause (B) may only be exercised if, immediately after giving effect thereto, no Bank's outstanding Revolving Loans, when added to the product of (a) such Bank's Adjusted Percentage and (b) the sum of (I) the aggregate amount of all Letter of Credit Outstandings at such time and (II) the aggregate amount of all Swingline Loans then outstanding, would exceed such Bank's Revolving Loan Commitment at such time.

             (e) Subject to the last sentence of this Section 13.04(e), each Bank agrees that all participations and assignments made hereunder shall be subject to, and made in compliance with, all Gaming Regulations applicable to lenders. Each Bank agrees further that it will not grant participations or assignments prior to receiving notice from the Administrative Agent that it has completed the primary syndication of this facility. The Administrative Agent shall provide such notice to the Banks promptly after completing such primary syndication. Each Bank agrees to notify the New Jersey Gaming Authorities of any dispute arising between such Bank and any participant concerning Collateral located in New Jersey. Each Borrower hereby acknowledges that unless the Company has provided the Banks with a written opinion of counsel as to the suitability standards applicable to lenders of any relevant Gaming Authority (excluding New Jersey and Nevada except to the extent that the suitability standards set forth in the Gaming Regulations of such States change from those in effect on the Restatement Effective Date as described in the gaming memoranda delivered to the Banks prior to the Restatement Effective Date) with jurisdiction over the Gaming Business of Parent and its Subsidiaries, no Bank shall have the responsibility of determining whether or not a potential assignee of such Bank would be a Qualified Person under the Gaming Regulations of any such jurisdiction.

             (f) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

             13.05  No Waiver; Remedies Cumulative.  No failure or delay on the
                    ------------------------------
   part of the Administrative Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers or any other Credit Party and the Administrative Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

             13.06  Payments Pro Rata.  (a)  Except as otherwise provided in
                    -----------------
   this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of a Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of
                                                            --- ----
   any such payment) pro rata based upon their respective shares, if any, of the
                     --- ----
   Obligations with respect to which such payment was received.

             (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess
                             --------
   amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

             (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing pay-ments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

             13.07  Calculations; Computations.  (a)  The financial statements
                    --------------------------
   to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Parent to the Banks); provided that, (i) except as otherwise specifically provided herein,
           --------
   all computations determining compliance with Sections 9.03 through 9.05, inclusive, and Sections 9.07 through 9.09, inclusive, shall utilize ac-counting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 7.05(a), provided that for all Test Periods which include periods prior to the Restatement Effective Date, all calculations used in determining the Consolidated Interest Coverage Radio for such Test Periods (both for purposes of Section 9.08 and the definition of Reduction Discount) shall be made on a pro forma basis as if the Hotel Transaction had been consummated on the first
   --- -----
   day of each such Test Period and all historical financial information shall be restated (on a basis consistent with the methodology used in the Proxy Statement) to retroactively reflect the Hotel Business as discontinued operations and to exclude from such calculations the results of operations of the Hotel Business, and (ii) at no time shall Harrah's Jazz and its Subsidiaries be treated as Subsidiaries of Parent for purposes of this Agreement even though (x) Harrah's Jazz and its Subsidiaries may at any time fall within the definition of "Subsidiary" or (y) generally accepted accounting principles would require otherwise but shall instead be treated as an equity investment by Parent.

             (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or other Fees are payable.

             13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
                    -----------------------------------------------------------
   JURY TRIAL.  (a)  THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE
   ----------
   RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF PARENT AND EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF PARENT AND EACH BORROWER HERE-BY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH SUCH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. EACH OF PARENT AND EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY SUCH CREDIT PARTY IN ANY OTHER JURISDICTION.

             (b) EACH OF PARENT AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

             (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

             13.09  Counterparts.  This Agreement may be executed in any number
                    ------------
   of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

             13.10  Effectiveness.  This Agreement shall become effective on the
                    -------------
   date (the "Restatement Effective Date") and at the time on which (i) Parent, the Company, each existing Subsidiary Borrower and the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and
   (ii) the conditions contained in Sections 5 and 6 are met to the satisfaction of the Administrative Agent and the Required Banks. Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Sections 5 and 6 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release Parent or any Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5 or
   6). The Administrative Agent will give Parent, the Company, each existing Subsidiary Borrower and each Bank prompt written notice of the occurrence of the Restatement Effective Date.

             13.11  Headings Descriptive.  The headings of the several sections
                    --------------------
   and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

             13.12  Amendment or Waiver.  (a) Neither this Agreement nor any
                    -------------------
   other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto (except as otherwise provided in Section 13.02) and the Required Banks (or the Required Secured Parties in the case of a change, waiver, discharge or termination with respect to a Collateral Document to the extent provided therein), provided that no such change, waiver, discharge or termination
             --------
   shall, without the consent of each Bank (other than a Defaulting Bank) (with Obligations being directly affected thereby), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount there-of, (ii) release all or substantially all of the Collateral (except as expressly provided in the Collateral Documents) under all the Collateral Documents, provided that such release of Collateral may be effected by only
              --------
   the Required Banks if at the time of such release the Company's Indebtedness shall be rated at least BBB- Senior Implied by S&P or Baa3 Senior Implied by Moody's, (iii) amend, modify or waive any provision of this Section 13.12,
   (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Revolving Loan Commitments are included on the Restatement Effective Date) or (v) except as set forth in Section 9.02, 9.04(ix) or 13.17(a), consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement (although any Subsidiary Borrower may, at its request and with the consent of the Required Banks, otherwise cease to be a Subsidiary Borrower hereunder so long as no Default or Event of Default exists and all Loans incurred by such Subsidiary Borrower are repaid in full and the Company shall become the account party with respect to any outstanding Letters of Credit issued for the account of such Subsidiary Borrower pursuant to documentation satisfactory to the Administrative Agent and the respective Letter of Credit Issuer); provided further, that no such change, waiver, discharge or termina-
            ----------------
   tion shall (v) increase the Revolving Loan Commitment of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute an increase of the Revolving Loan Commitment of any Bank, and that an increase in the available portion of any Revolving Loan Commitment of any Bank shall not constitute an increase in the Revolving Loan Commitment of such Bank), (w) without the consent of each Letter of Credit Issuer, amend, modify or waive any provision of Section 2 or 3.01(c) or alter its rights or obligations with respect to Letters of Credit,
   (x) without the consent of BTCo, alter its rights and obligations with respect to Swingline Loans, (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of the Administrative Agent and (z) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent. Notwithstanding anything to the contrary contained above, any Letter of Credit may be modified by the respective Letter of Credit Issuer so long as the terms thereof would be permitted in a newly issued Letter of Credit in accordance with Section 2.

             (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Company shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bankconsents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Revolving Loan Commitment and repay all outstanding

   Revolving Loans of such Bank in accordance with Sections 3.02(b) and/or 4.01(iv), provided that, unless the Revolving Loan Commitments are
             --------
   terminated, and Revolving Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Revolving Loan Commitments and/or outstanding Revolving Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Company
                                 ----------------
   shall not have the right to replace a Bank, terminate its Revolving Loan Commitment or repay its Revolving Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

             13.13  Survival.  All indemnities set forth herein (including,
                    --------
   without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01)
   shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans. Notwithstanding the occurrence of the Restatement Effective Date, all indemnities set forth in the Original Credit Agreement for the benefit of the Existing Banks and the Existing Agents shall survive in accordance with the terms thereof.

             13.14  Domicile of Loans.  Each Bank may transfer and carry its
                    -----------------
   Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11 or
   4.04 from those being charged by the respective Bank prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

             13.15  Application of Gaming Regulations.  Parent, the Company,
                    ---------------------------------
   each Subsidiary Borrower and the Banks acknowledge that (i) the consummation of the transactions contemplated by the Credit Documents is subject to the Gaming Regulations (and Parent, the Company and each Subsidiary Borrower represent and warrant that all requisite approvals thereunder have been duly obtained) and (ii) the exercise of remedies under the Collateral Documents with respect to the Collateral will be subject to the Gaming Regulations.

             13.16  Confidentiality.  (a) Subject to the provisions of clause
                    ---------------
   (b) of this Section 13.16, each Bank agrees that it will use its best effort not to disclose without the prior consent of the Company (other than to its employees, auditors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Company to the Banks in writing as confidential, provided
                                                                      --------
   that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Revolving Loan Commitments or any interest therein by such Bank, provided, that such
                                                     --------
   prospective transferee executes an agreement with such Bank containing provisions substantially identical to those contained in this Section.

             (b) Each Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Parent and its Subsidiaries).

             13.17  Miscellaneous.  (a)  Notwithstanding anything to the
                    -------------
   contrary contained in this Agreement, the Required Banks may consent to a corporate reorganization of Parent and its Subsidiaries, which corporate reorganization may include the transfer of one or more Subsidiaries of the Company as direct Subsidiaries of Parent. In connection with any such corporate reorganization, the Required Banks may, at their option, require that Parent or one or more of its

   Subsidiaries become direct borrowers with respect to the Obligations. In addition, any necessary amendments or supplements to this Agreement or the other Credit Documents to effect such corporate reorganization, including to preserve the perfection and priority of the Liens created under the Collateral Documents and retaining the benefits of the Guarantees, may be made with consent of the Required Banks.

             (b) Each of the Banks hereby acknowledges that the law firms of Vargas & Bartlett, Norris, McLaughlin & Marcus and Saiber Schlesinger Satz & Goldstein have jointly represented the Banks and the Credit Parties in connection with certain of the local real estate and/or gaming matters related to the transactions contemplated by this Agreement. Each of the Banks further acknowledges that such dual representation may give rise to a conflict of interest under the Rules of Professional Conduct under the laws of the States of New Jersey and Nevada. In that such connection, the Administrative Agent, on behalf (and with the authority) of the Banks and at the request of such law firms, signed certain waivers in the forms of Exhibits R-1, R-2 and R-3, respectively to the Original Credit Agreement. Each of the Banks understands the contents of such waivers and acknowledges that such waivers remain in effect.

             13.18.  Certain Agreements with Respect to Existing Indentures.
                     ------------------------------------------------------
   (a) The Borrowers agree that they shall not incur or suffer to exist at any time any Debt (as defined in the 10-7/8% Senior Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture, except that (x) Debt pursuant to this Agreement and the 364-Day Credit Agreement shall be justified as outstanding pursuant to said clause (a) and (y) other Debt in an aggregate outstanding principal amount not to exceed $768,000,000 less the sum of (a) the then Total Revolving Loan Commitment (or if greater, the Total Outstandings at such time) and (b) the Total 364-Day Revolving Loan Commitment (or, if greater, the Total 364-Day Outstandings at such time) may be outstanding at any time pursuant to said clause (a). For purposes of determining compliance with the 10-7/8% Senior Subordinated Notes Indenture, all incurrences of Loans and issuances of Letters of Credit will be deemed incurred pursuant to clause (a) of the first paragraph of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 10-7/8% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 13.18(a). This clause (a) shall cease to be of further force or effect at such time as all 10-7/8% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture are no longer effective.

             (b) Each Borrower represents and warrants to the Banks that, on the Restatement Effective Date, loans in aggregate principal amount equal to the sum of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment would be permitted to be incurred pursuant to the second paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture (and that the Consolidated Fixed Charge Ratio referred to therein would be at least equal to 2.0 to 1 after giving effect thereto). Furthermore, the Borrowers agree that they (x) shall not incur or suffer to exist at any time any Debt (as defined in the 8-3/4% Senior Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture, except that up to $125,000,000 of outstanding Debt incurred from time to time pursuant to the 364-Day Credit Agreement may be justified as outstanding pursuant to said clause (a) and up to $450,000,000 (plus the amount of all reductions to the Total 364-Day Revolving Loan Commitment after the Restatement Effective Date so long as the Debt outstanding under the 364-Day Credit Agreement does not exceed the Total 364-Day Revolving Loan Commitment as so reduced (with such amount being herein called the "364-Day Revolving Loan Commitment Reduction Amount")) of Debt outstanding from time to time pursuant to this Agreement may be justified as having been incurred pursuant to said clause (a) and (y) shall not incur or suffer to exist at any time more than $25,000,000 of outstanding Debt (other than pursuant to the 364-Day Credit Agreement) pursuant to clause (f) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture, thereby leaving at least $25,000,000 under said clause (f) to justify outstanding Debt pursuant to the 364-Day
   Credit Agreement.   For purposes of determining compliance with the 8-3/4%
   Senior Subordinated Notes Indenture for Credit Events occurring after the Restatement Effective Date, all incurrences of Loans and issuances of Letters of Credit after the Restatement Effective Date will be deemed incurred pursuant to clause (a) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture; provided that if at any time after the Restatement Effective Date the Total Outstandings are reduced below an amount equal to the remainder of $150,000,000 less the 364-Day Revolving Loan Commitment Reduction Amount, if any, at such time (with the lowest amount below said remainder to which the Total Outstandings hereunder have at any time been reduced (as such amount may be adjusted as herein provided), being herein called the "Lowest Outstanding Amount", it being understood that if the Total Outstandings hereunder ever exceed the then previous Lowest Outstanding Amount by more than $450,000,000, the then previous Lowest Outstanding Amount shall be increased by an amount equal to such excess, provided that in no event shall the Lowest Outstanding Amount ever exceed $150,000,000), then at any time thereafter the Borrowers shall not be permitted to incur Loans or have Letters of Credit issued which would cause the Total Outstandings to exceed the theretofore Lowest Outstanding Amount by more than $450,000,000 plus the 364-Day Revolving Loan Commitment Reduction Amount, if any, at such time unless, in connection with any such Credit Event, the Borrowers establish to the satisfaction of the Agent (including by the delivery of a satisfactory legal opinion and a certificate of the Company's Chief Financial Officer, Treasurer or Controller) that the incurrence of such Loans or issuance of such Letter of Credit would be permitted pursuant to the terms of the 8-3/4% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 8-3/4% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 13.18(b). This clause (b) shall cease to be of further force or effect at such time as all 8-3/4% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture are no longer effective.


             SECTION 14.  Parent Guaranty.
                          ---------------

             14.01  The Guaranty.  In order to induce the Administrative Agent
                    ------------
   and Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Parent from the proceeds of the Loans and the issuance of the Letters of Credit, Parent hereby agrees with the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors as follows: Parent hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrowers to the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors. If any or all of the Guaranteed Obligations of the Borrowers to the Administrative Agent, the Banks or the Secured Interest Rate Protection Creditors becomes due and payable, Parent unconditionally promises to pay such indebtedness to the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent, the Banks or the Secured Interest Rate Protection Creditors in collecting any of the Guaranteed Obligations.

             14.02  Bankruptcy.  Additionally, Parent unconditionally and
                    ----------
   irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrowers to the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors whether or not due or payable by the Borrowers upon the occurrence in respect of any Borrowers of any of the events specified in Section 10.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Administrative Agent, the Banks or the Secured Interest Rate Protection Creditors, as the case may be, or order, on demand, in Dollars.

             14.03  Nature of Liability.  The liability of Parent hereunder is
                    -------------------
   exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrowers whether executed by Parent, any other Guarantor, any other guarantor or by any other party, and the liability of Parent hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party (other than for misappropriation of funds by the respective Bank), or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or
   (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in per-sonnel by any Borrower, or (e) any payment made to the Administrative Agent, the Banks or the Secured Interest Rate Protection Creditors on the indebt-edness which the Administrative Agent, such Banks or such Secured Interest Rate Protection Creditors repay to such Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor re-lief proceeding, and Parent waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

             14.04  Independent Obligation.  The obligations of Parent hereunder
                    ----------------------
   are independent of the obligations of any other Guarantor, any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against Parent whether or not action is brought against any other Guarantor, any other guarantor or any Borrower and whether or not any other Guarantor, any other guarantor or any Borrower be joined in any such action or actions. Parent waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to Parent.

             14.05  Authorization.  Parent authorizes the Administrative Agent,
                    -------------
   the Banks and the Secured Interest Rate Protection Creditors without notice or demand (except (i) as shall be required by applicable statute and cannot be waived and (ii) for any consents of the respective Credit Parties required by the terms of the respective Credit Documents), and without affecting or impairing its liability hereunder, from time to time to:

             (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Parent Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

             (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) in or hereof, and/or any offset thereagainst;

             (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

             (d) release or substitute any one or more endorsers, guarantors, any Borrower or other obligors;

             (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors;

             (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors regardless of what liability or liabilities of Parent or the Borrowers remain unpaid; and/or

             (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

             14.06  Reliance.  It is not necessary for the Administrative Agent,
                    --------
   the Banks or the Secured Interest Rate Protection Creditors to inquire into the capacity or powers of Parent or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

             14.07  Subordination.  Any of the indebtedness of the Borrowers
                    -------------
   relating to the Guaranteed Obligations now or hereafter owing to Parent is hereby subordinated to the Guaranteed Obligations of the Borrowers owing to the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors, provided that payment may be made by any Borrower on any such indebtedness relating to the Guaranteed Obligations owing to Parent so long as the same is not prohibited by this Agreement and provided further, that if
                                                       ----------------
   the Administrative Agent so requests at a time when an

   Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrowers to Parent shall be collected, enforced and re-ceived by Parent for the benefit of the Banks and the Secured Interest Rate Protection Creditors and be paid over to the Administrative Agent on behalf of the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors on account of the Guaranteed Obligations of the Bor-rowers to the Administrative Agent, the Banks, but without affecting or im-pairing in any manner the liability of Parent under the other provisions of this Parent Guaranty. Prior to the transfer by Parent of any note or nego-tiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrowers to Parent, Parent shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

             14.08  Waiver.  (a)  Parent waives any right (except as shall be
                    ------
   required by applicable statute and cannot be waived) to require the Administrative Agent, the Banks or the Secured Interest Rate Protection Creditors to (i) proceed against any Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's, the Banks' or the Secured Interest Rate Protection Creditors' power whatsoever. Parent waives any defense based on or arising out of any defense of any Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent, the Banks or the Secured Interest Rate Protection Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of Parent hereunder except to the extent the Guaranteed Obligations have been paid. Parent waives any defense arising out of any such election by the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Parent against any Borrower or any other party or any security.

             (b) Parent waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Parent Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Parent assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Parent assumes and incurs hereunder, and agrees that the Administrative Agent, the Banks and the Secured Interest Rate Protection Creditors shall have no duty to advise Parent of information known to them regarding such circumstances or risks.

             IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

             Address:
             -------

             1023 Cherry Road                THE PROMUS COMPANIES
             Memphis, Tennessee  38117         INCORPORATED
             Tel:  (901) 762-8600
             Fax:  (901) 762-8777
             Attention:  Treasurer           By
                                               ------------------------------
                                               Title:
             with a copy to the same
             address to the attention
             of the Corporate Secretary


             1023 Cherry Road                EMBASSY SUITES, INC.
             Memphis, Tennessee  38117
             Tel:  (901) 762-8600
             Fax:  (901) 762-8777
             Attention:  Treasurer           By
                                               -------------------------------
                                               Title:
             with a copy to the same
             address to the attention
             of the Corporate Secretary


             1023 Cherry Road                MARINA ASSOCIATES
             Memphis, Tennessee  38117
             Tel:  (901) 762-8600            By: HARRAH'S ATLANTIC CITY, INC.,
             Fax:  (901) 762-8777                  a general partner
             Attention:  Treasurer

             with a copy to the same
             address to the attention        By
                                               ------------------------------
             of the Corporate Secretary        Title:


                                             By: HARRAH'S NEW JERSEY, INC.,
                                                   a general partner


                                             By
                                               ------------------------------
                                               Title:


             130 Liberty Street              BANKERS TRUST COMPANY,
             New York, New York  10006         Individually and as
             Tel:  (212) 250-9094              Administrative Agent
             Fax:  (212) 250-7218              and as an Agent
             Attention:  Mary Kay Coyle

                                             By
                                               ------------------------------
                                               Title:

             One Wall Street                 THE BANK OF NEW YORK,
             New York, New York  10286         Individually and as an
             Tel:  (212) 635-6898              Agent
             Fax:  (212) 635-6434
             Attention:  Greg Batson

                                             By
                                               -------------------------------

                                               Title:


             300 South Grand Avenue          CIBC INC., Individually and as
             Los Angeles, California  90071  an Agent
             Tel:  (213) 617-6226
             Fax:  (213) 346-0157
             Attention:  Paul Chakmak        By
                                               -------------------------------
                                               Title:


             303 Peachtree Street            CREDIT LYONNAIS, ATLANTA AGENCY,
             Suite 4400                        Individually and as an Agent
             Atlanta, Georgia  30308
             Tel:  (404) 524-3700
             Fax:  (404) 584-5249
             Attention:  David Cawrse        By
                                               ------------------------------
                                               Title:


             c/o Credit Lyonnais,            CREDIT LYONNAIS CAYMAN ISLAND
             Atlanta Agency                    BRANCH
             303 Peachtree Street
             Suite 4400
             Atlanta, Georgia 30308          By
                                               ------------------------------
             Tel:  (404) 524-3700              Title:
             Fax:  (404) 584-5249
             Attention:  David Cawrse


             707 Wilshire Boulevard          FIRST INTERSTATE BANK OF
             Los Angeles, California  90017    CALIFORNIA, Individually and
             Tel:  (213) 614-3903              as an Agent
             Fax:  (213) 614-2569
             Attention:  Edith Lim
                                             By
                                               -------------------------------
                                               Title:

             4894 Poplar Avenue              FIRST AMERICAN NATIONAL BANK
             Memphis, Tennessee  38117
             Tel:  (901) 762-5688
             Fax:  (901) 762-5665            By
                                               -------------------------------
             Attention:  David May             Title:



             165 Madison Avenue              FIRST TENNESSEE BANK NATIONAL
             Memphis, Tennessee  38101         ASSOCIATION
             Tel:  (901) 523-4444
             Fax:  (901) 523-4267
             Attention:  Steve Wade          By
                                               -------------------------------
                                               Title:


             One Ninety One Peachtree        THE INDUSTRIAL BANK OF JAPAN,
               Tower                           LIMITED
             191 Peachtree Street
             Suite 3600
             Atlanta, Georgia  30303-1757    By
                                               -------------------------------
             Tel:  (404) 524-8770              Title:

             Fax:  (404) 524-8509 (for Credit Matters)
             Attention:  Jackie Brunetto

             Fax:  (404) 577-6818 (for Administrative Matters)
             Attention:  Business Operations Department

             6000 Midlantic Drive            MIDLANTIC BANK, N.A.
             Mount Laurel, New Jersey 08054    (formerly known as Midlantic
             Tel:  (609) 778-2683               National Bank)
             Fax:  (609) 778-2673
             Attention:  Denise Killen
                                             By
                                               -------------------------------
                                               Title:


             Georgia-Pacific Center          THE SANWA BANK, LIMITED,
             Suite 4750                        ATLANTA AGENCY
             133 Peachtree Street, N.E.
             Atlanta, Georgia  30303
             Tel:  (404) 586-8809            By
                                               -------------------------------
             Fax:  (404) 589-1629              Title:
             Attention:  Virginia Mahoney


             555 S.W. Oak Street             UNITED STATES NATIONAL BANK
             Suite 400                         OF OREGON
             Portland, Oregon  97204
             Tel:  (503) 275-3192
             Fax:  (503) 275-4267            By
                                               -------------------------------
             Attention:  Claire Jones          Title:

             210 East Capitol Street         DEPOSIT GUARANTY NATIONAL BANK
             P.O. Box 1200
             Jackson, Mississippi 39215
             Tel: (601) 968-4749
             Fax: (601) 354-8315
             Attention: Larry C. Ratzlaff    By
                                               -------------------------------
                                               Title:


             520 Madison Avenue              THE MITSUBISHI TRUST & BANKING
             New York, New York  10022         CORP.
             Tel:  (212) 838-7700
             Fax:  (212) 755-2349
             Attention:  Jay Kato            By
                                               -------------------------------
                                               Title:


             1211 Avenue of the Americas     WESTDEUTSCHE LANDESBANK
             New York, New York  10036         GIROZENTRALE, NEW YORK BRANCH
             Tel:  (212) 852-6023
             Fax:  (212) 852-6163
             Attention:  Alan Bookspan
                                             By
                                               -------------------------------
                                               Title:



                                             By
                                               -------------------------------
                                               Title:

             101 California Street           ABN AMRO BANK N.V.
             Suite 4550
             San Francisco, California 94111
             Tel:  (415) 984-3703
             Fax:  (415) 362-3524
             Attention:  Jeffrey French      By
                                               -------------------------------
                                               Title:


                                             By
                                               -------------------------------
                                               Title:


             6000 Poplar Avenue              THIRD NATIONAL BANK
             Suite 145
             Memphis, Tennessee 38119
             Tel:  (901) 766-7561
             Fax:  (901) 766-7565            By
                                               -------------------------------
             Attention:  Carol Yochem          Title:


             210 Baronne Street              FIRST NATIONAL BANK
             4th Floor                         OF COMMERCE
             New Orleans, Louisiana  70160
             Tel:  (504) 561-1989
             Fax:  (504) 561-1316
             Attention:  Louis Ballero


                                             By
                                               -------------------------------
                                               Title:

             165 Broadway                    THE LONG-TERM CREDIT BANK OF
             JAPAN,
             New York, New York 10006          LIMITED, NEW YORK BRANCH,
             Tel:  (212) 335-4529              Individually and as an Agent
             Fax:  (212) 608-2371
             Attention:  Philip Marsden
                                             By
                                               -------------------------------
                                               Title:
             with a copy to

             245 Peachtree Center Avenue
             Suite 2801
             Atlanta, Georgia  30303
             Tel:  (404) 659-7210
             Fax:  (404) 658-9751
             Attention:  Rebecca Sedlar


             One NationsBank Plaza-M-5       NATIONSBANK OF GEORGIA, N.A.,
             Nashville, Tennessee 37239-1697   Individually and as an Agent
             Tel:  (615) 749-3524
             Fax:  (615) 749-4640            By
                                               -------------------------------
             Attention:  Ashley Crabtree       Title:


             2029 Century Park East          SOCIETE GENERALE, Individually
             Suite 2900                        and as an Agent
             Los Angeles, California  90067
             Tel:  (310) 788-7104
             Fax:  (310) 551-1537            By
                                               -------------------------------
             Attention:  Donald L. Schubert    Title:


             277 Park Avenue                 THE SUMITOMO BANK, LIMITED,
             6th Floor                         NEW YORK BRANCH, Individually
             New York, New York  10172         and as an Agent
             Tel:  (212) 224-4129
             Fax:  (212) 224-5188
             Attention:  Suresh Tata         By
                                               -------------------------------
                                               Title:


             555 South Flower Street         BANK OF AMERICA NATIONAL TRUST
             Entertainment Media, 10th Floor   AND SAVING ASSOCIATION
             Los Angeles, California  90071
             Tel:  (213) 228-2768
             Fax:  (213) 228-2641            By
                                               -------------------------------
             Attention:  Scott Faber           Title:


             550 South Hope Street           THE NIPPON CREDIT BANK, LTD.,
             Suite 2500                        LOS ANGELES AGENCY
             Los Angeles, California 90071
             Tel:  (213) 243-5555
             Fax:  (213) 892-0111            By
                                               -------------------------------
             Attention:  Jay Schwartz          Title:

             Atlanta Agency                  THE BANK OF NOVA SCOTIA
             600 Peachtree Street, N.E.
             Suite 2700
             Atlanta, Georgia 30308          By
                                               -------------------------------
             Tel:  (404) 877-1500              Title:
             Fax:  (404) 888-8998
             Attention:  F.C.H. Ashby (Operations Contact)

             with a copy to

             Houston Representative Office
             1100 Louisiana, Suite 3000
             Houston, Texas 77002
             Tel:  (713) 752-0900
             Fax:  (713) 752-2425

             Park Avenue Tower               GIROCREDIT BANK A.G. DER
             65 East 55th Street             SPARKASSEN, GRAND CAYMAN
             New York, New York  10022       ISLAND BRANCH
             Tel:  (212) 644-0660
             Fax:  (212) 644-0644
             Attention:  Lalit Malhotra      By
                                               -------------------------------

                                               Title:


             Park Avenue Plaza               THE TOKAI BANK, LIMITED,
             55 East 52nd Street               NEW YORK BRANCH
             New York, New York  10055
             Tel:  (212) 339-1117
             Fax:  (212) 754-2170            By
                                               -------------------------------
             Attention:  Stuart Schulman       Title:


             One Boatmen's Plaza             THE BOATMEN'S NATIONAL BANK
             800 Market Street                 OF ST. LOUIS
             12th Floor
             St. Louis, Missouri  63101
             Tel:  (314) 466-7651            By
                                               -------------------------------
             Fax:  (314) 466-6499              Title:
             Attention:  Doug Thornsberry


             One Peachtree Center            THE DAIWA BANK, LIMITED
             Suite 4420
             303 Peachtree Street
             Atlanta, Georgia  30303         By
                                               -------------------------------
             Tel:  (404) 524-6544              Title:
             Fax:  (404) 523-7983
             Attention:  Terry Herron
                                             By
                                               -------------------------------
                                               Title:

                                                                      SCHEDULE I
                                                                      ----------


                            REVOLVING LOAN COMMITMENTS
                            --------------------------




                                                                  Revolving Loan
                                                                    Commitment
                                                                  --------------


   Bankers Trust Company                                            $ 46,000,000

   The Bank of New York                                             $ 34,000,000

   CIBC Inc.                                                        $ 34,000,000

   Credit Lyonnais, Atlanta Agency                                  $ 34,000,000

   First Interstate Bank of
     California                                                     $ 34,000,000

   The Long-Term Credit Bank of
     Japan, Limited, New York Branch                                $ 34,000,000

   NationsBank of Georgia, N.A.                                     $ 34,000,000

   Societe Generale                                                 $ 34,000,000

   The Sumitomo Bank, Limited,
     New York Branch                                                $ 30,000,000

   Bank of America National Trust
     and Savings Association                                        $ 26,000,000

   The Bank of Nova Scotia                                          $ 26,000,000

   The Industrial Bank of
     Japan Limited                                                  $ 24,000,000

   The Mitsubishi Trust & Banking
     Corp.                                                          $ 24,000,000

   The Tokai Bank, Limited,
     New York Branch                                                $ 24,000,000

   The Sanwa Bank, Limited,
     Atlanta Agency                                                 $ 20,000,000

                                                                      SCHEDULE I
                                                                          Page 2




   Midlantic Bank, N.A.                                             $ 16,000,000

   United States National Bank
     of Oregon                                                      $ 16,000,000

   Westdeutsche Landesbank Girozentrale,                            $ 14,000,000
     New York Branch

   ABN Amro Bank N.V.                                               $ 12,000,000

   The Boatmen's National Bank
     of St. Louis                                                   $ 12,000,000

   First American National Bank                                     $ 12,000,000

   First Tennessee Bank National
     Association                                                    $ 12,000,000

   The Nippon Credit Bank, Ltd.,
     Los Angeles Agency                                             $ 12,000,000

   The Daiwa Bank, Limited                                          $  8,000,000

   Deposit Guaranty National Bank                                   $  8,000,000

   Third National Bank                                              $  8,000,000

   GiroCredit Bank A.G. Der
     Sparkassen, Grand Cayman Island Branch                         $  8,000,000

   First National Bank
     of Commerce                                                    $  4,000,000
                                                                    ------------


             TOTAL:                                                 $600,000.000

                                                                     SCHEDULE II
                                                                     -----------



                            EXISTING LETTERS OF CREDIT
                            --------------------------

                                                                    SCHEDULE III
                                                                    ------------



                                    TAX MATTERS
                                    -----------

                                                                     SCHEDULE IV
                                                                     -----------



                                   SUBSIDIARIES
                                   ------------

                                                                      SCHEDULE V
                                                                      ----------



                               EXISTING INDEBTEDNESS
                               ---------------------

                                                                     SCHEDULE VI
                                                                     -----------



                                  JOINT VENTURES
                                  --------------

                                                                    SCHEDULE VII
                                                                    ------------



                                     INSURANCE
                                     ---------

                                                                   SCHEDULE VIII
                                                                   -------------



                                  EXISTING LIENS
                                  --------------

                                                                     SCHEDULE IX
                                                                     -----------


                                HOTEL SUBSIDIARIES
                                ------------------

                                                               EXHIBIT A
                                                               ---------


                                 NOTICE OF BORROWING

                                                                  [Date]


             Bankers Trust Company, as
               Administrative Agent for
               the Banks party to
               the Credit Agreement
               referred to below
             One Bankers Trust Plaza
             New York, New York  10006

             Attention:
                         ----------------------

             Gentlemen:

                       The undersigned,                       (the
                                        ---------------------
             "Borrower"), refers to the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.), each Subsidiary Borrower, the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and you, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
             Section 1.03(a) of the Credit Agreement:

                       (i) The Business Day of the Proposed Borrowing is _________, 19__.1/


















             --------------------

             1/ Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Rate Loans, in each case after the date hereof.

                                                               EXHIBIT A
                                                                  Page 2




                      (ii)  The aggregate principal amount of the
                  Proposed Borrowing is $___________.

                      (iii) The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

                      (iv) The initial Interest Period for the Proposed Borrowing is ___ month(s).2/

                       The undersigned hereby certifies that the
             following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                       (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                       (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                      Very truly yours,

                                      [NAME OF BORROWER]


                                      By____________________________
                                        Name:
                                        Title:























             --------------------

             2/  To be included  for a Proposed Borrowing  of Eurodollar
             Loans.

                                                             EXHIBIT B-1
                                                             -----------



                                    REVOLVING NOTE


             $                                        New York, New York
              -----------------
                                                         ______ __, 199_


                       FOR VALUE RECEIVED,                   , a
                                           ------------------    --------
             [corporation][general partnership] (the "Borrower"), hereby promises to pay to the order of
                                             -----------------------
             (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company located at One Bankers Trust Plaza, New York, New York 10006 on the Final Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($______________) or, if
             less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                       The Borrower promises also to pay interest on the
             unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                       This Note is one of the Revolving Notes referred
             to in the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.), each Subsidiary Borrower (as defined in the Agreement), the financial institutions from time to time party thereto (including the Bank), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of the Guarantees (as defined in the Agreement). As provided in the Agreement, this Note is

                                                             EXHIBIT B-1
                                                                  Page 2




             subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part.

                       In case an Event of Default (as defined in the
             Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                       The Borrower hereby waives presentment, demand,
             protest or notice of any kind in connection with this Note.


                       THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH
             AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                      [NAME OF BORROWER]


                                      By_____________________________
                                        Title:

                                                               EXHIBIT B-2
                                                               -----------



                                    SWINGLINE NOTE


             $25,000,000                              New York, New York
                                                         ______ __, 199_

                       FOR VALUE RECEIVED,                   , a
                                           ------------------    --------
             [corporation][general partnership] (the "Borrower"), hereby promises to pay to the order of BANKERS TRUST COMPANY (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company located at One Bankers Trust Plaza, New York,
             New York 10006 on the Swingline Expiry Date (as defined in the Agreement referred to below) the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                       The Borrower promises also to pay interest on the
             unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                       This Note is one of the Swingline Notes referred
             to in the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.), each Subsidiary Borrower (as defined in the Agreement), the financial institutions from time to time party thereto (including the Bank), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of the Guarantees (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

                       In case an Event of Default (as defined in the
             Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                       The Borrower hereby waives presentment, demand,
             protest or notice of any kind in connection with this Note.


                       THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH
             AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                           [NAME OF BORROWER]



                                            By____________________________
                                             Title:

                                                                EXHIBIT C
                                                                ---------



                               LETTER OF CREDIT REQUEST



            No.   (1)      Dated       (2)
                -------          ---------------

            Bankers Trust Company, as Administrative
               Agent under the Credit Agreement (as
               amended, modified or supplemented from
               time to time, the "Credit Agreement"),
               dated as of July 22, 1993 and amended
               and restated as of June 9, 1995, among
               Harrah's Entertainment, Inc. (formerly
               known as The Promus Companies
               Incorporated), Harrah's Operating
               Company, Inc. (formerly known as Embassy
               Suites, Inc.), each Subsidiary Borrower,
               the financial institutions from time to
               time party thereto, Bankers Trust
               Company, The Bank of New York, CIBC,
               Inc., Credit Lyonnais, Atlanta Agency,
               First Interstate Bank of California, The
               Long-Term Credit Bank of Japan, Limited,
               New York Branch, NationsBank of Georgia,
               N.A., Societe Generale and The Sumitomo
               Bank, New York Branch, as Agents, and
               Bankers Trust Company, as Administrative
               Agent
             One Bankers Trust Plaza
             New York, New York  10006

             [Name and Address of Proposed
             Letter of Credit Issuer]

             Dear Sirs:

                       We hereby request that [name of proposed Letter
             of Credit Issuer] issue a Letter of Credit for the account























            --------------------

            (1)  Letter of Credit Request Number.

            (2)  Date of Letter of Credit Request.

                                                                EXHIBIT C
                                                                   Page 2




             of the undersigned on         (3)    (the "Date of
                                         --------
             Issuance") in the aggregate stated amount of
                   (4)      .
             ---------------

                       For purposes of this Letter of Credit Request,
             unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

                       The beneficiary of the requested Letter of Credit
             will be       (5)      , and such Letter of Credit will
                     ---------------
             be in support of       (6)       and will have a stated
                              ---------------
             expiration date of       (7)      .
                                ---------------

                       We hereby certify that:

                       (1) The representations and warranties contained in the Credit Agreement and in the other Credit Documents will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such date).

                       (2) No Default or Event of Default has occurred and is continuing or, after giving effect to the




















            --------------------

            (3) Date of Issuance which shall be at least 5 Business Days (or such shorter period as is acceptable to such Letter of Credit Issuer) from the date hereof.

            (4)  Aggregate initial stated amount of Letter of Credit.

            (5)  Insert name and address of beneficiary.

            (6)  Insert description of L/C Supportable Indebtedness.

            (7) Insert last date upon which drafts may be presented which may not be later than (i) 12 months after the Date of Issuance or, (ii) if earlier, the Final Maturity Date.

                                                                EXHIBIT C
                                                                   Page 3




                  issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                       (3) The Letter of Credit requested hereby will be issued in accordance with, and will not violate the requirements of, Section 2.01(c) of the Credit
                  Agreement.

                       Copies of all documentation with respect to the
             supported transaction are attached hereto.


                                      [NAME OF BORROWER]



                                      By_____________________________
                                        Title:

                                                               EXHIBIT D
                                                               ---------




                           Section 4.04(b)(iii) Certificate
                           --------------------------------


                       Reference is hereby made to the Credit Agreement,
             dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.), each Subsidiary Borrower, the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent, as amended to the date hereof (the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                               [NAME OF BANK]


                                               By:______________________
                                                  Title:

             Date:

                                                               EXHIBIT E
                                                               ---------


                                [NAME OF CREDIT PARTY]

                                Officers' Certificate


                       I, the undersigned, [President/Senior Vice
             President/Vice President] of [Name of Credit Party], a [corporation/partnership] organized and existing under the
             laws of the State of             (the "Company"), do hereby
                                  -----------
             certify that:

                        1.  This Certificate is furnished pursuant to
             (i) the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated, "Parent"), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc., ("Harrah's Operating"), each Subsidiary Borrower, the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "5-Year Credit Agreement") and (ii) the Credit Agreement, dated as of June 9, 1995, among Parent, Harrah's Operating, each Subsidiary Borrower, the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "364-Day Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the 5-Year Credit Agreement.

                        2. The individuals named on Exhibit A hereto are elected officers of the Company or authorized signatories, and each either holds the office of the Com-pany set forth opposite such officer's name and has held such office at least since ____________, or has been designated an authorized signatory pursuant to the resolutions described in

                                                               EXHIBIT E
                                                                  Page 2




             paragraph 5 hereof. The signature written opposite the name and title of each such officer or authorized signatory is such officer's or authorized signatory's correct signa-ture.

                        3. Attached hereto as Exhibit B is a certified copy of the [Certificate of Incorporation of the Company as filed in the Office of the Secretary of State of the State
             of              on _________ __, 19__,][Partnership
                ------------
             Agreement of the Company], together with all amendments thereto adopted through the date hereof.

                        4. Attached hereto as Exhibit C is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since __________ __, 19__.

                        5. Attached hereto as Exhibit D is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout] [as required by the Partnership Agreement], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit D, no resolutions have been adopted by [the Board of Directors of] the Company which deal with the execution, delivery or performance of any of the Documents or any other documents relating to the Transaction to which the Company is party.

                       6. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                       [7.  On the date hereof, all of the conditions in
             Sections 5.14, 5.15, 5.16, 5.17(a), (b) and (d), 5.19, 5.20
             and 6.01 of the 5-Year Credit Agreement and Sections 4.14, 4.15, 4.16, 4.17(a), (b) and (d), 4.19, 4.20 and 5.01 of
             the 364-Day Credit Agreement, in each case have been satisfied.

                       8. Attached hereto as Exhibit E are true and correct copies of all Hotel Transaction Documents.

                                                               EXHIBIT E
                                                                  Page 3






                       9. Attached hereto as Exhibit F is a true and correct copy of the 364-Day Credit Agreement.]1


























































          --------------------

               1 To be included in the Certificate delivered by Harrah's Operating Company.

                                                               EXHIBIT E
                                                                  Page 4





                       IN WITNESS WHEREOF, I have hereunto set my hand
             this ___ day of __________, 1995.


                                      ______________________________
                                      Name:
                                      Title:

                                                               EXHIBIT E
                                                                  Page 5





                                [NAME OF CREDIT PARTY]


             I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify that:

                       1. [Name of Person making above certifications] is the duly elected and qualified [President/Senior Vice President/Vice President] of the Company and the signature above is his genuine signature.

                       2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5 and 6 above are true and correct.


                       IN WITNESS WHEREOF, I have hereunto set my hand
             this _____ day of _________, 1995.


                                      ____________________________
                                      Name:
                                      Title:

                                      Exhibit A
                               to Officers' Certificate
                               ------------------------

                                  Office/
                                  Authorized
                Name2             Signatory           Signature
                ----              ---------           ---------

             ______________    __________________   ________________

             ______________    __________________   ________________

             ______________    __________________   ________________

             ______________    __________________   ________________
















































             --------------------

             2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

                                                               EXHIBIT F
                                                               ---------




                    FIRST AMENDMENT TO MASTER COLLATERAL AGREEMENT
                    ----------------------------------------------


                       FIRST AMENDMENT TO MASTER COLLATERAL AGREEMENT
             (this "Amendment"), dated as of _______________, 1995,
             among HARRAH'S ENTERTAINMENT, INC. (formerly known as The Promus Companies Incorporated) ("Parent"), HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), the other parties listed on the signature pages hereof under the caption "Collateral Grantors," BANKERS TRUST COMPANY, as Administrative Agent for the Banks party to the Credit Agreements referred to below, and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Parties under the Master Collateral Agreement referred to below. Except as otherwise defined herein, capitalized terms used herein and defined in the Master Collateral Agreement shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank

                                                               EXHIBIT F
                                                                  Page 2




             of New York, Credit Lyonnais, Atlanta Agency, and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, Parent, the Company, the other Collateral Grantors, the 5-Year Administrative Agent and the Collateral Agent entered into the Master Collateral Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Master Collateral Agreement");

                       WHEREAS, the parties hereto wish to amend the
             Master Collateral Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks, the 5-Year
             ---- -----
             Administrative Agent and the Secured Interest Rate
             Protection Creditors;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Collateral Grantors shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the parties hereto wish to amend the
             Master Collateral Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1. The introductory paragraph of the Master Collateral Agreement is hereby amended by deleting the words "(the "Administrative Agent") for the Banks party to the Credit Agreement" appearing therein and inserting the words "for the Banks party to the Credit Agreements" in lieu thereof.

                                                               EXHIBIT F
                                                                  Page 3




                       2. The first recital of the Master Collateral Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       3. The fourth and sixth recitals (in each case, before giving effect to this Amendment) of the Master

                                                               EXHIBIT F
                                                                  Page 4




             Collateral Agreement are hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       4. Section 1.01(a) of the Master Collateral Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:
                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Agreement.

                       6.   The definition of "Banks" appearing in
             Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the word "first" appearing therein and inserting the word "second" in lieu thereof.

                       7.   The definition of "Credit Agreement
             Obligations" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the word "the" appearing immediately before the words
             "Administrative Agent" appearing therein and inserting the word "any" in lieu thereof.

                       8.   The definition of "Estimated
             Collateralization Amount" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by inserting the word "respective" immediately before the words "Administrative Agent" appearing therein.

                       9.   The definition of "Event of Default"
             appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the words "the Credit Agreement" appearing therein and inserting the words "the 5-Year Credit Agreement or the 364-Day Credit
             Agreement, as the case may be," in lieu thereof.

                       10. The definition of "Notice Event of Default" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby deleted in its entirety and the following

                                                               EXHIBIT F
                                                                  Page 5




             new definition of "Notice Event of Default" is inserted in lieu thereof:

                       "Notice Event of Default" shall mean a written
                  notice to the Collateral Agent from or on behalf of the Required Secured Parties, provided, that, in the case of an Event of Default under Section 10.01 of the 5-Year Credit Agreement or Section 9.01 of the 364-Day Credit Agreement, such notice may be given by the respective Administrative Agent, stating that an Event of Default (or an Event of Default under Section 10.01 of the 5-Year Credit Agreement or Section 9.01 of the 364-Day Credit Agreement, as the case may be) has occurred and is continuing, which notice may be oral if immediately confirmed in writing, including facsimile or telex, provided that the lack of such an immediate confirmation shall not affect the conclusiveness and binding effect of such notice."

                       11. The definition of "Required Secured Parties" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby deleted in its entirety and the following new definition of "Required Secured Parties" is inserted in lieu thereof:

                            "Required Secured Parties" shall mean (i) so
                  long as any Credit Agreement Obligations remain outstanding, Banks the sum of whose Revolving Loan Commitments under the Credit Agreements (or after the termination of such Revolving Loan Commitments, outstanding Revolving Loans and Competitive Bid Loans and Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than fifty percent of the sum of the Total Revolving Loan Commitments under the Credit Agreements (or after the termination of the Total Revolving Loan Commitments, the sum of the then total outstanding Revolving Loans and Competitive Bid Loans and the aggregate Percentages of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time) or (ii) if no Credit Agreement Obligations remain outstanding, the holders of a majority of the outstanding principal amount of the Secured Interest Rate Protection Obligations."

                                                               EXHIBIT F
                                                                  Page 6




                       12.  The definition of "Secured Documents"
             appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by (i) deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof and (ii) deleting the words "the 9% Notes Reimbursement Agreement, the 9% Reimbursement Agreement Note," appearing therein.

                       13. The definition of "Secured Interest Rate Protection Creditors" appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by inserting the word "respective" immediately before the words "Credit Agreement" appearing in clause (iii) thereof.

                       14.  The definition of "Secured Parties"
             appearing in Section 1.01(b) of the Master Collateral Agreement is hereby amended by deleting the words
             "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       15. Section 1.01(b) of the Master Collateral Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Agreement.

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Agreement.

                       "Required 5-Year Banks" shall mean the "Required
                  Banks" under, and as defined in, the 5-Year Credit
                  Agreement.

                       "Required 364-Day Banks" shall mean the "Required
                  Banks" under, and as defined in, the 364-Day Credit
                  Agreement.

                                                               EXHIBIT F
                                                                  Page 7




                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Agreement.

                       "364-Day Banks" shall have the meaning provided
             in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       16.  Section 3.01 of the Master Collateral
             Agreement is hereby amended by (i) deleting the comma appearing immediately after the words "Required Secured Parties" appearing in the first sentence thereof, (ii) deleting the proviso appearing in the first sentence thereof in its entirety and inserting the following new proviso in lieu thereof:

                  "(provided that, in the case of an Event of Default
                    --------
                  under Section 10.01 of the 5-Year Credit Agreement or
                  Section 9.01 of the 364-Day Credit Agreement, such notice may be given by the respective Administrative Agent)."

             and (iii) deleting the second parenthetical appearing in the second sentence thereof in its entirety and inserting the following new parenthetical in lieu thereof:

                  "(provided that, in the case of an Event of Default
                    --------
                  under Section 10.01 of the 5-Year Credit Agreement or
                  Section 9.01 of the 364-Day Credit Agreement, the respective Administrative Agent may instruct the Collateral Agent to instruct the Beneficiary or Mortgagee under the respective Mortgages to record, file and mail a notice of breach and election to sell)".

                       17.  Section 3.08 of the Master Collateral
             Agreement is hereby deleted in its entirety and the following new Section 3.08 is inserted in lieu thereof:

                       "SECTION 3.08.  Absolute Rights of the
                                       ----------------------
                  Administrative Agents and the Collateral Agent.
                  ----------------------------------------------
                  Notwithstanding any other provision of this Agreement or any other Collateral Document, but subject to mandatory provisions of applicable law (including, without limitation,

                                                               EXHIBIT F
                                                                  Page 8




                  applicable Gaming Regulations and Bankruptcy Laws), the following rights of the Administrative Agents and the Collateral Agent, as the case may be, each of which is absolute and unconditional, shall not be impaired or adversely affected without the written consent of the Administrative Agents or the Collateral Agent, as the case may be: (i) the right of each Administrative Agent on behalf of the respective Banks to receive payments under the respective Credit Agree-ment, (ii) the right of the Administrative Agents or the Collateral Agent, as the case may be (acting at the direction of the Required Secured Parties) on behalf of the Secured Parties to seek, in any Proceeding in which Parent, the Company or any of the other Collateral Grantors is a debtor, adequate pro-tection of its interest and the interests of the Secured Parties under the Secured Documents and in the Collateral, (iii) the right of the respective Administrative Agent (acting at the direction of the Required 5-year Banks or Required 364-Day Banks, as the case may be) on behalf of the Secured Parties to institute suit for the enforcement of its rights and the rights of the respective Banks under the Secured Documents, or (iv) the right of the respective Administrative Agent or the Collateral Agent, as the case may be (acting at the direction of the Required Secured Parties) on behalf of the respective Banks otherwise to assert its position and views or those of the Secured Parties or to act (including making and voting claims) as a secured creditor in any Proceeding in which Parent, the Company or any of the other Collateral Grantors is a debtor."

                       18.  Section 4.01 of the Master Collateral
             Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting the following second sentence in lieu thereof:

                  "Each such Collateral Account and Restoration Account shall be established and maintained by the Collateral Agent at an office of the Collateral Agent or an Administrative Agent, or at an office of such other bank or trust company as the Required Secured Parties shall designate in writing to the Collateral Agent and each such Collateral Account and Restoration Account shall have noted thereon the lien and security interest

                                                               EXHIBIT F
                                                                  Page 9




                  therein in favor of the Collateral Agent for the benefit of the Secured Parties."

                       19.  Section 4.03 of the Master Collateral
             Agreement is hereby amended by deleting the words
             "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       20. Section 4.04(a) of the Master Collateral Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words
             "Credit Agreements" in lieu thereof.

                       21. Section 4.04(b) of the Master Collateral Agreement is hereby amended by inserting the word
             "respective" immediately before the words "Administrative Agent" appearing therein.

                       22.  Section 4.05 of the Master Collateral
             Agreement is hereby amended by (i) deleting clause (i) thereof in its entirety and inserting the following new clause (i) in lieu thereof:

                       "(i)  the respective Administrative Agent as to
                  the amounts payable under the respective Credit
                  Agreement, and";

             and (ii) deleting the word "the" appearing immediately before the words "Administrative Agent" appearing in the second sentence thereof and inserting the word "any" in lieu thereof.

                       23.  Section 5.02 of the Master Collateral
             Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words
             "Credit Agreements" in lieu thereof.

                       24.  Section 5.07 of the Master Collateral
             Agreement is hereby amended by deleting the words "and
             Section 8.03(b) of the Credit Agreement" appearing therein inserting the following words in lieu thereof:

                  ", Section 8.03(b) of the 5-Year Credit Agreement and
                  Section 7.03(b) of the 364-Day Credit Agreement."

                                                               EXHIBIT F
                                                                 Page 10




                       25. Section 6.01(a) of the Master Collateral Agreement is hereby amended by deleting the words
             "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       26. Section 6.01(b) of the Master Collateral Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "any" in lieu thereof.

                       27. Section 6.01(f) of the Master Collateral Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" each place such words appear therein and inserting the word "any" in lieu thereof in each such place.

                       28. Section 6.03(c) of the Master Collateral Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing therein and inserting the word "any" in lieu thereof.

                       29.  Sections 6.04(a) and (b) of the Master
             Collateral Agreement are hereby amended by deleting the word "the" appearing before the words "Administrative Agent" appearing therein and inserting the word "each" in lieu thereof.

                       30.  Sections 6.06(a) and (b) of the Master
             Collateral Agreement are hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       31. Sections 6.08(a), (b) and (c) of the Master Collateral Agreement are hereby amended by deleting the words "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       32.  Section 6.09 of the Master Collateral
             Agreement is hereby amended by inserting the word
             "respective" immediately before the words "Credit
             Agreement" appearing therein.

                                                               EXHIBIT F
                                                                 Page 11




                       33.  Section 7.01 of the Master Collateral
             Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

             "Notwithstanding anything to the contrary contained herein, all or substantially all of the Collateral may be otherwise released from the Liens created by the Collateral Documents at the direction of (acting collectively) (i) all of the 5-Year Banks (or the Required 5-Year Banks to the extent permitted under Section 13.12(a) of the 5-Year Credit Agreement) and (ii) all of the 364-Day Banks (or the Required 364-Day Banks to the extent permitted under
             Section 12.12(a) of the 364-Day Credit Agreement)."

                       34. Section 7.02(a) of the Master Collateral Agreement is hereby deleted in its entirety and the following new Section 7.02(a) is inserted in lieu thereof:

                       "SECTION 7.02.  Conditions to Partial Release.
                                       -----------------------------
                  (a)  Subject to the conditions in Sections 7.03 and
                  7.04 hereof, the respective Collateral shall be released from the Lien created by the applicable Collateral Documents in connection with a sale or other disposition permitted by Section 9.02 of the 5-Year Credit Agreement and Section 8.02 of the 364-Day Credit Agreement or in connection with an Existing Casino Non-Recourse Financing permitted by Section 9.04(ix) of the 5-Year Credit Agreement and Section 8.04(ix) of the 364-Day Credit Agreement so long as in each such case the proceeds of such sale or Existing Casino Non-Recourse Financing are applied in accordance with, and to the extent required by, the provisions of Section 4.02 of the 5-Year Credit Agreement and Section 3.02 of the 364-Day Credit Agreement as a result of any corresponding reduction to the Total 5-Year Revolving Loan Commitment pursuant to Section 3.03(d) or (e) of the 5-Year Credit Agreement or the Total 364-Day Revolving Loan Commitment pursuant to Section 3.03(b) or (c) of the 364-Day Credit Agreement, as the case may be, in connection with any such sale or financing. Pledged Securities shall also be released from the Lien created under the Company/Sub Pledge Agreement to the extent such Pledged Securities no longer constitute Required Collateral and the Partnership Interests shall be released from the Lien

                                                               EXHIBIT F
                                                                 Page 12




                  created under the Assignment of Partnership Interests Agreement upon the merger of Harrah's New Jersey with and into Harrah's Atlantic City pursuant to Section 9.02(a)(B) of the 5-Year Credit Agreement and Section 8.02(a)(B) of the 364-Day Credit Agreement."

                       35. Section 7.02(c) of the Master Collateral Agreement is hereby deleted in its entirety and the following new Section 7.02(c) is inserted in lieu thereof:

                       "(c)  Any cash or cash equivalents required to be
                  delivered to the respective Administrative Agent pursuant to Section 4.02(a) of the 5-Year Credit Agreement or Section 3.02(a) of the 364-Day Credit Agreement may be released by such Administrative Agent in accordance with the terms of such Section 4.02(a) or Section 3.02(a)."

                       36. Section 7.03(d) of the Master Collateral Agreement is hereby amended by deleting the words
             "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       37.  Sections 7.04(a) and (b) of the Master
             Collateral Agreement are hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       38.  Section 7.06 of the Master Collateral
             Agreement is hereby amended by deleting the words
             "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       39.  Section 8.01 of the Master Collateral
             Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting the following new second sentence in lieu thereof:

                  "For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e.,
                                                            ----
                  whether (x) the 5-Year Banks as holders of the Credit Agreement Obligations under, or in respect of, the 5-Year Credit Agreement, (y) the 364-Day Banks as holders of the Credit Agreement Obligations under, or in respect of,

                                                               EXHIBIT F
                                                                 Page 13




                  the 364-Day Credit Agreement or (z) the Secured Interest Rate Protection Creditors as the holders of the Secured Interest Rate Protection Obligations; and the term "Requisite Secured Parties" of any Class shall mean each of (x) the Required 5-year Banks with respect to the Credit Agreement Obligations under, or in respect of, the 5-Year Credit Agreement, (y) the Required 364-Day Banks with respect to the Credit Agreement Obligations under, or in respect of, the 364-Day Agreement and (z) the holders of a majority of all obligations outstanding from time to time under the Secured Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Secured Interest Rate Protection Obligations."

                       40. Section 8.02(i) of the Credit Agreement is hereby amended by (i) deleting the word "the" appearing immediately before the words "Administrative Agent" appearing therein and inserting the word "either" in lieu thereof and (ii) deleting the name "Christopher Stadler" appearing therein and inserting the name "Mary Kay Coyle" in lieu thereof.

                       41.  Each of the Collateral Grantors hereby
             reaffirms its respective obligations under the Master Collateral Agreement.

                       42. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Master Collateral Agreement.

                       43. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties, the Administrative Agents and the Collateral Agent.

                       44.  THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       45. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each

                                                               EXHIBIT F
                                                                 Page 14




             Collateral Grantor, the Administrative Agents and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       46. From and after the First Amendment Effective Date, all references in the Master Collateral Agreement and each of the Credit Documents to the Master Collateral Agreement shall be deemed to be references to the Master Collateral Agreement as amended hereby.

                                                               EXHIBIT F
                                                                 Page 15





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Collateral Grantors:


                                          HARRAH'S ENTERTAINMENT, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          HARRAH'S


                                          By
                                            -------------------------------
                                            Name:
                                            Title:




                                          HARRAH'S CLUB


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT F
                                                                 Page 16




                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          HARRAH'S LAS VEGAS, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          HARRAH'S LAUGHLIN, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          MARINA ASSOCIATES,
                                            a New Jersey partnership


                                          By HARRAH'S NEW JERSEY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By
                                               ----------------------------
                                               Name:
                                               Title:

                                                               EXHIBIT F
                                                                 Page 17




                                          By HARRAH'S ATLANTIC CITY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By
                                               ----------------------------
                                               Name:
                                               Title:


                                          CASINO HOLDING COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          HARRAH'S ATLANTIC CITY, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          HARRAH'S NEW JERSEY, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          Administrative Agent:
                                          --------------------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT F
                                                                 Page 18




                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                             EXHIBIT G-1
                                                             -----------




                      FIRST AMENDMENT TO PARENT PLEDGE AGREEMENT
                      ------------------------------------------


                       FIRST AMENDMENT TO PARENT PLEDGE AGREEMENT (this
             "Amendment"), dated as of ____________, 1995, among HARRAH'S ENTERTAINMENT, INC. (formerly known as The Promus Companies Incorporated) (the "Pledgor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Parent Pledge Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, the Pledgor, Harrah's Operating Company,
             Inc. (formerly known as Embassy Suites, Inc.) (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, the Pledgor, the Company, each
             Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank,

                                                             EXHIBIT G-1
                                                                  Page 2




             Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Pledgor and the Collateral Agent entered into the Parent Pledge Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Parent Pledge
             Agreement");

                       WHEREAS, the parties hereto wish to amend the
             Parent Pledge Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari
                                                                   ----
             passu basis with the 5-Year Banks, the 5-Year
             -----
             Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Pledge Collateral;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Pledgor shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the parties hereto wish to amend the
             Parent Pledge Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1.   The first recital of the Parent Pledge
             Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, the Pledgor, Harrah's Operating Company
                  (formerly known as Embassy Suites, Inc.) (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of

                                                             EXHIBIT G-1
                                                                  Page 3




                  New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, the Pledgor, the Company, each
                  Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Parent Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Parent Pledge Agreement is hereby amended by (i) deleting the words "Administrative Agent"

                                                             EXHIBIT G-1
                                                                  Page 4




             appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words
             "Credit Agreements" in lieu thereof.

                       4. The introductory paragraph of Section 1 of the Parent Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1 of the Parent Pledge Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Agreement.

                       6.   The definition of "Parent" appearing in
             Section 1 of the Parent Pledge Agreement is hereby deleted in its entirety.

                       7. Section 1 of the Parent Pledge Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Banks" shall have the meaning provided in the
                  second recital of this Agreement.

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Agreement.

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Agreement.

                       "Pledgor" shall have the meaning provided in the
                  introductory paragraph of this Agreement.

                                                             EXHIBIT G-1
                                                                  Page 5




                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Agreement.

                       "364-Day Banks" shall have the meaning provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       8. Section 7 of the Parent Pledge Agreement is hereby amended by (i) deleting the words "Credit Agreement" appearing in clause (x) of the first sentence thereof and inserting the following words in lieu thereof:

                       "5-Year Credit Agreement and Section 8.03(viii) of the 364-Day Credit Agreement";

             (ii) deleting the words "Credit Agreement" appearing in clause (y) of the first sentence thereof and inserting the following words in lieu thereof:

                       "5-Year Credit Agreement and Section 8.03 of the 364-Day Credit Agreement";

             and (iii) deleting the word "the" appearing immediately before the words "Credit Agreement" appearing in the third sentence thereof and inserting the word "each" in lieu thereof.

                       9. Section 8 of the Parent Pledge Agreement is hereby amended by deleting the second parenthetical appearing in the second paragraph thereof and inserting the following parenthetical in lieu thereof:

                       "(which notice (i) shall be deemed to have been given if the respective Administrative Agent gives notice pursuant to Section 10.03 of the 5-Year Credit Agreement or Section 9.03 of the 364-Day Credit Agreement and (ii) shall not be required if an Event of Default specified in
                       Section 10.05 of the 5-Year Credit Agreement or
                       Section 9.05 of the 364-Day Credit Agreement has occurred)".

                                                             EXHIBIT G-1
                                                                  Page 6




                       10. Section 13 of the Parent Pledge Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       11. Section 18 of the Parent Pledge Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "either" in lieu thereof.

                       12. The Pledgor hereby reaffirms its obligations under the Parent Pledge Agreement and the grant of the Security Interests contemplated thereby.

                       13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Parent Pledge Agreement.

                       14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgor Parties and the Collateral Agent.

                       15.  THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       16. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Pledgor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       17. From and after the First Amendment Effective Date, all references in the Parent Pledge Agreement and each of the Credit Documents to the Parent Pledge Agreement shall

                                                             EXHIBIT G-1
                                                                  Page 7




             be deemed to be references to the Parent Pledge Agreement as amended hereby.

                                                             EXHIBIT G-1
                                                                  Page 8





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          PLEDGOR
                                          -------

                                          HARRAH'S ENTERTAINMENT, INC.

                                          By
                                            -------------------------------
                                            Name:
                                            Title:


                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                             EXHIBIT G-2
                                                             -----------




                   FIRST AMENDMENT TO COMPANY/SUB PLEDGE AGREEMENT
                   -----------------------------------------------


                       FIRST AMENDMENT TO COMPANY/SUB PLEDGE AGREEMENT
             (this "Amendment"), dated as of __________, 1995, among HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), each of the other persons listed on the signature pages hereto under the caption "Pledgors" (the Company and such other Pledgors are collectively referred to herein as the "Pledgors"), BANKERS TRUST COMPANY, not in its individual capacity but solely as a collateral agent hereunder (the "General Collateral Agent"), and BANK OF AMERICA NEVADA, not in its individual capacity but solely as a collateral agent hereunder (the "Nevada Collateral Sub-Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Company/Sub Pledge Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from

                                                             EXHIBIT G-2
                                                                  Page 2




             time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Pledgors, the General Collateral Agent and the Nevada Collateral Sub-Agent entered into the Company/Sub Pledge Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Company/Sub Pledge Agreement");

                       WHEREAS, the parties hereto wish to amend the
             Company/Sub Pledge Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks, the 5-Year
             ---- -----
             Administrative Agent and the Secured Interest Rate
             Protection Creditors with respect to the Pledged
             Collateral;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Pledgors shall have executed and delivered this Amendment to the Collateral Agents; and

                       WHEREAS, the parties hereto wish to amend the
             Company/Sub Pledge Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Company/Sub Pledge Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                                                             EXHIBIT G-2
                                                                  Page 3




                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as the Promus Companies Incorporated)
                  ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supple-mented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Company/Sub Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing

                                                             EXHIBIT G-2
                                                                  Page 4




             therein and inserting the words "Credit Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Company/Sub Pledge Agreement is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       4. The introductory paragraph of Section 1 of the Company/Sub Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1 of the Company/Sub Pledge Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Agreement.

                       6.   Section 1 of the Company/Sub Pledge
             Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Banks" shall have the meaning provided in the
                  second recital of this Agreement.

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Agreement.

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Agreement.

                                                             EXHIBIT G-2
                                                                  Page 5




                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Agreement.

                       "364-Day Banks" shall have the meaning provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       7.   Section 7 of the Company/Sub Pledge
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       8.   Section 8 of the Company/Sub Pledge
             Agreement is hereby amended by deleting the second parenthetical appearing in the second paragraph thereof and inserting the following parenthetical in lieu thereof:

                       "(which notice (i) shall be deemed to have been given if the respective Administrative Agent gives notice pursuant to Section 10.03 of the 5-Year Credit Agreement or Section 9.03 of the 364-Day Credit Agreement and (ii) shall not be required if an Event of Default specified in
                       Section 10.05 of the 5-Year Credit Agreement or
                       Section 9.05 of the 364-Day Credit Agreement has occurred)".

                       9.   Section 13 of the Company/Sub Pledge
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       10.  Section 16 of the Company/Sub Pledge
             Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or Section 7.12(b) of the 364-Day Credit Agreement" in lieu thereof.

                       11.  Section 19 of the Company/Sub Pledge
             Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "either" in lieu thereof.

                                                             EXHIBIT G-2
                                                                  Page 6




                       12.  Each Pledgor hereby reaffirms its
             obligations under the Company/Sub Agreement and the grant by such Pledgor of the Security Interests contemplated thereby.

                       13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Company/Sub Pledge Agreement.

                       14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgors, the General Collateral Agent and the Nevada Collateral Sub-Agent.

                       15.  THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       16. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Pledgor, the General Collateral Agent and the Nevada Collateral Sub-Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the General Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       17. From and after the First Amendment Effective Date, all references in the Company/Sub Pledge Agreement and each of the Credit Documents to the Company/Sub Pledge Agreement shall be deemed to be references to the Company/Sub Pledge Agreement as amended hereby.

                                                             EXHIBIT G-2
                                                                  Page 7





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Pledgors:
                                          --------

                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          HARRAH'S


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          HARRAH'S CLUB


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          CASINO HOLDING COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                             EXHIBIT G-2
                                                                  Page 8




                                          General Collateral Agent:
                                          ------------------------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          Nevada Collateral Sub-Agent:
                                          ---------------------------

                                          BANK OF AMERICA NEVADA


                                          By
                                            -------------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT H
                                                               ---------




                        FIRST AMENDMENT TO SECURITY AGREEMENT
                        -------------------------------------


                       FIRST AMENDMENT TO SECURITY AGREEMENT (this
             "Amendment"), dated as of _____________, 1995, among HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), the other parties listed on the signature pages hereof under the caption "Collateral Grantors" (the Company and such other Collateral Grantors are collectively referred to herein as the "Collateral Grantors"), and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Security Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit

                                                               EXHIBIT H
                                                                  Page 2




             Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Collateral Grantors and the Collateral Agent entered into the Security Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Security Agreement");

                       WHEREAS, the parties hereto wish to amend the
             Security Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari
                                                               ----
             passu basis with the 5-Year Banks, the 5-Year
             -----
             Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Collateral Grantors shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the parties hereto wish to amend the
             Security Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Security Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as The Promus Companies Incorporated)
                  ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to

                                                               EXHIBIT H
                                                                  Page 3




                  time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Security Agreement is hereby amended by (i) deleting the words "Administrative Agent" appearing

                                                               EXHIBIT H
                                                                  Page 4




             therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit
             Agreements" in lieu thereof.

                       4. Section 1(a) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5.   The definition of "Bank" appearing in
             Section 1(b) of the Security Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Banks" shall have the meaning provided in the
                  second recital of this Agreement.

                       6. The definition of Credit Agreement appearing in Section 1(b) of the Security Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Agreement.

                       7.   The definition of "Permitted Personalty
             Liens" appearing in Section 1(b) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing in clause (2) thereof and inserting the word "any" in lieu thereof.

                       8. Section 1(b) of the Security Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Agreement.

                       "Collateral Grantors" shall have the meaning
                  provided in the introductory paragraph of this Agreement.

                                                               EXHIBIT H
                                                                  Page 5




                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Agreement.

                       "Parent" shall have the meaning provided in the
                  first recital of this Agreement.

                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Agreement.

                       "364-Day Banks" shall have the meaning provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       9.   Section 2 of the Security Agreement is
             hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing in clause (g) thereof and inserting the word "each" in lieu thereof.

                       10. Section 6(a) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" each place such word appear therein and inserting the word "any" in lieu thereof in each such place.

                       11. Section 17(b) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "either" in lieu thereof.

                       12. Section 17(c) of the Security Agreement is hereby deleted in its entirety and the following new
             Section 17(c) is inserted in lieu thereof:

                       "(c) In addition to the foregoing clauses (a) and
                  (b) of this Section 17, upon the sale of a Casino Property pursuant to Section 9.02 of the 5-Year Credit

                                                               EXHIBIT H
                                                                  Page 6




                  Agreement and Section 8.02 of the 364-Day Credit Agreement or the incurrence of Existing Casino Non-Recourse Financing with respect thereto pursuant to
                  Section 9.04(ix) of the 5-Year Credit Agreement and
                  Section 8.04(ix) of the 364-Day Credit Agreement, the personal property and fixtures relating solely to such Casino Property shall automatically be released from the Lien and security interest created by this Agreement in accordance with Article VII of the Master Collateral Agreement."

                       13. Section 22(b) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.16 of the 364-Day Credit
             Agreement" in lieu thereof.

                       14.  Section 25 of the Security Agreement is
             hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such words appear therein and inserting the word "each" in lieu thereof in each such place.

                       15.  Section 27 of the Security Agreement is
             hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or Section 7.12(b) of the 364-Day Credit Agreement" in lieu thereof.

                       16. Each Collateral Grantor hereby reaffirms its obligations under the Security Agreement and the grant by such Collateral Grantor of the Security Interests contemplated thereby.

                       17. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement.

                       18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Collateral Grantors and the Collateral Agent.

                                                               EXHIBIT H
                                                                  Page 7




                       19.  THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       20. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Collateral Grantor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       21. From and after the First Amendment Effective Date, all references in the Security Agreement and each of the Credit Documents to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.

                                                               EXHIBIT H
                                                                  Page 8





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Collateral Grantors:
                                          -------------------


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          HARRAH'S


                                          By
                                            -------------------------
                                            Name:
                                            Title:




                                          HARRAH'S CLUB


                                          By
                                            -------------------------
                                            Name:
                                            Title:



                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT H
                                                                  Page 9




                                          HARRAH'S LAS VEGAS, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:



                                          HARRAH'S LAUGHLIN, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:



                                          MARINA ASSOCIATES,
                                            a New Jersey partnership


                                          By HARRAH'S NEW JERSEY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By
                                               -----------------------
                                               Name:
                                               Title:


                                          By HARRAH'S ATLANTIC CITY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By
                                               -----------------------
                                               Name:
                                               Title:


                                          CASINO HOLDING COMPANY

                                                               EXHIBIT H
                                                                 Page 10






                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          HARRAH'S ATLANTIC CITY, INC.


                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          HARRAH'S NEW JERSEY, INC.


                                          By
                                            --------------------------
                                            Name:
                                            Title:


                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT I
                                                               ---------




                       FIRST AMENDMENT TO COMPANY/SUB GUARANTY
                       ---------------------------------------


                       FIRST AMENDMENT TO COMPANY/SUB GUARANTY (this
             "Amendment"), dated as of _____ __, 1995, among each party listed on the signature pages hereto under the caption "Guarantors" (the "Guarantors") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Company/Sub Guaranty referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as the Promus Companies Incorporated) ("Parent"), Harrah's Operating Company, Inc. (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank,

                                                               EXHIBIT I
                                                                  Page 2




             Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Guarantors and the Collateral Agent entered into the Company/Sub Guaranty, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Company/Sub
             Guaranty");

                       WHEREAS, the parties hereto wish to amend the
             Company/Sub Guaranty to provide that the obligations of the Borrowers to the 364-Day Banks and the 364-Day Administrative Agent are guaranteed by the Guarantors on the same basis as the obligations of the Borrowers to the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors are guaranteed;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Guarantors shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the parties hereto wish to amend the
             Company/Sub Guaranty as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1.   The first recital of the Company/Sub
             Guaranty is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as The Promus Companies Incorporated)
                  ("Parent"), Harrah's Operating Company (formerly known as Embassy Suites, Inc.) (the "Company"), each
                  Subsidiary Borrower thereunder, the financial institutions (the "5-Year

                                                               EXHIBIT I
                                                                  Page 3




                  Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Company/Sub Guaranty is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Company/Sub Guaranty is hereby amended

                                                               EXHIBIT I
                                                                  Page 4




             by deleting the words "Credit Agreement" each place such words appear therein and inserting the words "Credit
             Agreements" in lieu thereof in each such place.

                       4. The sixth recital (before giving effect to this Amendment) of the Company/Sub Guaranty is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. Section 1 of the Company/Sub Guaranty is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       6. Section 2 of the Company/Sub Guaranty is hereby amended by deleting the words "Administrative Agent" each place such words appear therein and inserting the words "Administrative Agents" in lieu thereof in each such place.

                       7. Section 3 of the Company/Sub Guaranty is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing in clauses (e) and (g) thereof and inserting the word "any" in lieu thereof in each such place.

                       8. Section 10 of the Company/Sub Guaranty is hereby amended by deleting the words "Administrative Agent" appearing in clause (d) thereof and inserting the words "Administrative Agents" in lieu thereof.

                       9. Section 11 of the Company/Sub Guaranty is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Sections 7 and 8 of the 364-Day Credit Agreement" in lieu thereof.

                       10. Section 13 of the Company/Sub Guaranty is hereby amended by (i) deleting the words "Credit Agreement" appearing in clause (x) thereof and inserting the words "Credit Agreements" in lieu thereof and (ii) deleting the words "on the signature pages of the Administrative Agent in the Credit Agreement" appearing in clause (y) thereof and inserting the words "in the Master Collateral Agreement" in lieu thereof.

                                                               EXHIBIT I
                                                                  Page 5




                       11. Section 14 of the Company/Sub Guaranty is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit
             Agreements" in lieu thereof.

                       12. Section 21 of the Company/Sub Guaranty is hereby deleted in its entirety and the following new
             Section 21 is inserted in lieu thereof:

                       "21.  In the event that (i) all of the capital
                  stock of one or more Guarantors is sold in connection with a sale permitted by Section 9.02 of the 5-Year Credit Agreement and Section 8.02 of the 364-Day Credit Agreement and the proceeds of such sale or sales are applied in accordance with, and to the extent required by, the terms of each such Credit Agreement or (ii) one or more Guarantors no longer is required to guaranty obligations of the Secured Parties as provided in either of the Credit Agreements, each such Guarantor shall be released from this Guaranty with respect to each such Credit Agreement and this Guaranty shall, as to each such Guarantor, terminate and have no further force or effect with respect to each such Credit Agreement."

                       13.  Each Guarantor hereby reaffirms its
             obligations under the Company/Sub Guaranty and the guaranty by such Guarantor of the obligations of the Borrowers under the Secured Documents.

                       14. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Company/Sub Guaranty.

                       15. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Guarantors and the Collateral Agent.

                       16.  THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                               EXHIBIT I
                                                                  Page 6




                       17. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Guarantor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       18. From and after the First Amendment Effective Date, all references in the Company/Sub Guaranty and each of the Credit Documents to the Company/Sub Guaranty shall be deemed to be references to the Company/Sub Guaranty as amended hereby.

                                                               EXHIBIT I
                                                                  Page 7





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          The Guarantors:
                                          --------------


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          CASINO HOLDING COMPANY


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S ATLANTIC CITY, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                                               EXHIBIT I
                                                                  Page 8




                                          HARRAH'S CLUB


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S LAUGHLIN, INC.,


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S NEW JERSEY, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S RENO HOLDING COMPANY,
                                             INC.,


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          HARRAH'S LAS VEGAS, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                                               EXHIBIT I
                                                                  Page 9




                                          MARINA ASSOCIATES,
                                             a New Jersey partnership

                                          By:  HARRAH'S NEW JERSEY, INC., a
                                               New Jersey corporation, a
                                               general partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          By:  HARRAH'S ATLANTIC CITY,
                                               INC., a New Jersey
                                               corporation, a general
                                               partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          Collateral Agent:

                                          BANKERS TRUST COMPANY


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

             This instrument was prepared by the   [Atlantic County, New Jersey]
             attorney described below:


             ___________________________________
             Jeffrey J. Temple



             Recording Requested By                          EXHIBIT J-1
                                                             -----------
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


                   FIRST AMENDMENT TO MORTGAGE, LEASEHOLD MORTGAGE,
                 ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------------



                       FIRST AMENDMENT TO MORTGAGE, LEASEHOLD MORTGAGE,
             ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of _____________, 1995, among HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), MARINA ASSOCIATES ("Marina", each of Marina and Embassy being a "Mortgagor" and, collectively, the "Mortgagors") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Mortgagee"). Except as otherwise defined herein, capitalized terms used herein and defined in the Mortgage referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as

                                                             EXHIBIT J-1
                                                                  Page 2




             Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Mortgagors executed and delivered to the Mortgagee a Mortgage, Leasehold Mortgage, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Mortgage");

                       WHEREAS, the parties hereto wish to amend the
             Mortgage to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with
                                                   ---- -----
             the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

                                                             EXHIBIT J-1
                                                                  Page 3




                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Mortgagors shall have executed and delivered this Amendment to the Mortgage; and

                       WHEREAS, the parties hereto wish to amend the
             Mortgage as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Mortgage is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as The Promus Companies Incorporated)
                  ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents,and Bankers Trust Company, as Administrative Agent (together with any

                                                             EXHIBIT J-1
                                                                  Page 4




                  successor administrative agent, the "364-Day
                  Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2.   Each reference to the word "Embassy"
             contained in the Mortgage shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Mortgage is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       4. The sixth recital (before giving effect to this Amendment) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. The seventh recital (before giving effect to this Amendment) of the Mortgage is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       6. The first paragraph of the granting clauses of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7. Section 1.01(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and

                                                             EXHIBIT J-1
                                                                  Page 5




             inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

                       8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Mortgage.

                       9.   The definition of "Bank" appearing in
             Section 1.01(a) of the Mortgage is hereby amended by deleting the word "First" appearing therein and inserting the word "Second" in lieu thereof.

                       10.  The definition of "Credit Agreement"
             appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Mortgage.

                       11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Mortgage is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Interest Rate" is defined in Section 1.08(c) of
                  the 5-Year Credit Agreement.

                       12. Section 1.01(a) of the Mortgage is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Mortgage.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Mortgage.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Mortgage.

                                                             EXHIBIT J-1
                                                                  Page 6




                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Mortgage.

                       "364-Day Banks" shall have the meaning provided
                  in the second recital of this Mortgage.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Mortgage.

                       13. Section 1.01(b) of the Mortgage is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       14. Section 2.07(a) of the Mortgage is hereby amended by deleting the words "Administrative Agent has" and inserting the words "Administrative Agents have" in lieu thereof.

                       15. Section 2.13(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

                       16. Section 2.14(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

                       17.  Section 3.06 of the Mortgage is hereby
             amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Mortgagee" in lieu thereof.

                       18. Section 4.01(a) of the Mortgage is hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

                       19. Section 4.01(b) of the Mortgage is hereby amended by deleting the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                                                             EXHIBIT J-1
                                                                  Page 7




                       20.  Section 4.03 of the Mortgage is hereby
             amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

                       21. Section 5.01(a) of the Mortgage is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       22. Section 5.01(b) of the Mortgage is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

                       23. Section 7.01(b) of the Mortgage is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       24.  Each Mortgagor hereby reaffirms to the
             Secured Parties each of their representations, warranties, covenants and agreements set forth in the Mortgage with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       25. Each Mortgagor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Mortgage, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Mortgagors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Mortgagors and further acknowledges and represents that, to the Mortgagors' knowledge no event has occurred and no condition exists which would constitute a default under the Mortgage or this Amendment either with or without notice or lapse of time or both.

                       26. Each Mortgagor hereby waives, discharges and releases forever any and all existing claims and defenses,

                                                             EXHIBIT J-1
                                                                  Page 8




             personal or otherwise, and rights of set-off known to each of them that it may have against the Mortgagee or any other Secured Party or which might affect the enforceability by the Mortgagee or any other Secured Party of their various rights and remedies under the Mortgage or any of the other Credit Documents.

                       27. Except as specifically modified herein, all of the terms and provisions of the Mortgage and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Mortgage are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Mortgagors specifically acknowledging the validity and enforceability thereof.

                       28. The Mortgagors agree to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Mortgagors further agree to have the Mortgagee's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Mortgagee's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

                       29. The liens, security interests, assignments and other rights evidenced by the Mortgage are hereby renewed, extended and modified to secure the Secured
             Obligations.

                       30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Mortgage. As modified hereby, the Mortgage is ratified and confirmed in all respects.

                       31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Mortgagors and the Mortgagee.

                                                             EXHIBIT J-1
                                                                  Page 9




                       32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Mortgagors and the Mortgagee shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Mortgagee, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       33. From and after the First Amendment Effective Date, all references in the Mortgage and each of the Credit Documents to the Mortgage shall be deemed to be references to the Mortgage as amended hereby.

                                                             EXHIBIT J-1
                                                                 Page 10





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Mortgagors:
                                          ----------


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          MARINE ASSOCIATES

                                          By:  HARRAH'S ATLANTIC CITY, INC.
                                               general partner



                                               By:_________________________
                                                  Name:
                                                  Title:

                                          By:  HARRAH'S NEW JERSEY, INC.
                                               general partner



                                               By:_________________________
                                                  Name:
                                                  Title:

                                                             EXHIBIT J-1
                                                                 Page 11




                                          Mortgagee:
                                          ---------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                        [_______ County, Nevada]




             Recording Requested By                          EXHIBIT J-2
                                                             -----------
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


              FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED OF TRUST,
                 ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FINANCING STATEMENT
              ----------------------------------------------------------



                       FIRST AMENDMENT TO DEED OF TRUST, LEASEHOLD DEED
             OF TRUST, ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment"), dated as of _____________, 1995, among HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), HARRAH'S LAUGHLIN, INC. ("Laughlin"), HARRAH'S RENO HOLDING COMPANY, INC. ("Reno", and together with the Company and Laughlin, the "Grantors" and each a "Grantor"), HARRAH'S ("Harrah's"), HARRAH'S CLUB ("Harrah's Club") and HARRAH'S LAS VEGAS, INC. ("Harrah's Las Vegas", and together with Harrah's and Harrah's Club, the "Collateral Grantors" and each a "Collateral Grantor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Beneficiary"). Except as otherwise defined herein, capitalized terms used herein and defined in the Deed of Trust referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent

                                                             EXHIBIT J-2
                                                                  Page 2




             (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Grantors and the Collateral Grantors executed and delivered to the Trustee and the Beneficiary a Deed of Trust, Leasehold Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Deed of Trust");

                       WHEREAS, the parties hereto wish to amend the
             Deed of Trust to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu
                                                           ---- -----
             basis with the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens granted therein;

                                                             EXHIBIT J-2
                                                                  Page 3




                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Grantors and Collateral Grantors shall have executed and delivered this Amendment to the Beneficiary; and

                       WHEREAS, the parties hereto wish to amend the
             Deed of Trust as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Deed of Trust is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as The Promus Companies Incorporated)
                  ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any

                                                             EXHIBIT J-2
                                                                  Page 4




                  successor administrative agent, the "364-Day
                  Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2.   Each reference to the word "Embassy"
             contained in the Deed of Trust shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting (i) the words "Credit Agreement" appearing therein and inserting the words "respective Credit Agreements" in lieu thereof, (ii) the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (iii) the amount "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       4. The seventh recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5. The eighth recital (before giving effect to this Amendment) of the Deed of Trust is hereby amended by
             (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       6. The first paragraph of the granting clauses of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7.   Section 1.01(a) of the Deed of Trust is
             hereby amended by deleting the words "Credit Agreement" appearing in the second sentence of the introductory paragraph thereof and

                                                             EXHIBIT J-2
                                                                  Page 5




             inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be" in lieu thereof.

                       8. The definition of "Administrative Agent" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative Agents" shall have the meaning
                  provided in the second recital of this Deed of Trust.

                       9.   The definition of "Banks" appearing in
             Section 1.01(a) of the Deed of Trust is hereby amended by deleting the word "First" appearing therein and inserting the word "Second" in lieu thereof.

                       10.  The definition of "Credit Agreement"
             appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit Agreements" shall have the meaning
                  provided in the second recital of this Deed of Trust.

                       11. The definition of "Interest Rate" appearing in Section 1.01(a) of the Deed of Trust is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Interest Rate" is defined in Section 1.08(c) of
                  the 5-Year Credit Agreement.

                       12.  Section 1.01(a) of the Deed of Trust is
             hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the first recital of this Deed of Trust.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Deed of Trust.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the first recital of this Deed of Trust.

                                                             EXHIBIT J-2
                                                                  Page 6




                       "364-Day Administrative Agent" shall have the
                  meaning provided in the second recital of this Deed of Trust.

                       "364-Day Banks" shall have the meaning provided
                  in the second recital of this Deed of Trust.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Deed of Trust.

                       13.  Section 1.01(b) of the Deed of Trust is
             hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       14.  Section 2.07(a) of the Deed of Trust is
             hereby amended by deleting the words "Administrative Agent has" and inserting the words "Administrative Agents have" in lieu thereof.

                       15.  Section 2.13(a) of the Deed of Trust is
             hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit and Section 9 of the 364 Day Credit Agreement" in lieu thereof.

                       16.  Section 2.14(a) of the Deed of Trust is
             hereby amended by deleting the words "Credit Agreement" and inserting the words "Credit Agreements" in lieu thereof.

                       17. Section 3.06 of the Deed of Trust is hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the word "Beneficiary" in lieu thereof.

                       18.  Section 4.01(a) of the Deed of Trust is
             hereby amended by (i) inserting the words ", Competitive Bid Loans" immediately following the words "Revolving Loans" appearing therein and (ii) deleting the words "Credit Agreement" each place such words appear therein and inserting the words "respective Credit Agreements" in lieu thereof in each such place.

                       19.  Section 4.01(b) of the Deed of Trust is
             hereby amended by deleting the amount "$650,000,000" appearing

                                                             EXHIBIT J-2
                                                                  Page 7




             therein and inserting the amount "$750,000,000" in lieu thereof.

                       20. Section 4.03 of the Deed of Trust is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 12.01 of the 364-Day Credit Agreement" in lieu thereof.

                       21.  Section 5.01(a) of the Deed of Trust is
             hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       22.  Section 5.01(b) of the Deed of Trust is
             hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such word so appears therein and inserting the word "each" in lieu thereof in each such place.

                       23.  Section 7.01(b) of the Deed of Trust is
             hereby amended by deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof.

                       24. Each Grantor and each Collateral Grantor hereby reaffirms to the Secured Parties each of their representations, warranties, covenants and agreements set forth in the Deed of Trust with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       25. Each Grantor and each Collateral Grantor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Deed of Trust, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Grantors and Collateral Grantors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Grantors and Collateral Grantors and further acknowledges and represents that, to the Grantors' and Collateral Grantors' knowledge no

                                                             EXHIBIT J-2
                                                                  Page 8




             event has occurred and no condition exists which would constitute a default under the Deed of Trust or this Amendment either with or without notice or lapse of time or both.

                       26. Each Grantor and each Collateral Grantor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Beneficiary or any other Secured Party or which might affect the enforceability by the Beneficiary or any other Secured Party of their various rights and remedies under the Deed of Trust or any of the other
             Credit Documents.

                       27. Except as specifically modified herein, all of the terms and provisions of the Deed of Trust and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Deed of Trust are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Grantors and Collateral Grantors specifically acknowledging the validity and enforceability thereof.

                       28.  The Grantors agree to pay all costs in
             connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums. The Grantors further agree to have the Beneficiary's existing title insurance policy updated at its sole cost and expense, the endorsement thereto being subject to the Beneficiary's approval to the extent provided in the 5-Year Credit Agreement and the 364-Day Credit Agreement.

                       29. The liens, security interests, assignments and other rights evidenced by the Deed of Trust are hereby renewed, extended and modified to secure the Secured
             Obligations.

                       30. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Deed of Trust. As modified hereby, the Deed of Trust is ratified and confirmed in all respects.

                                                             EXHIBIT J-2
                                                                  Page 9




                       31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Grantors, the Collateral Grantors and the Beneficiary.

                       32. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Grantor, each Collateral Grantor and the Beneficiary shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Beneficiary, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       33. From and after the First Amendment Effective Date, all references in the Deed of Trust and each of the Credit Documents to the Deed of Trust shall be deemed to be references to the Deed of Trust as amended hereby.

                                                             EXHIBIT J-2
                                                                 Page 10





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Grantors:
                                          --------


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          HARRAH'S LAUGHLIN, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          Collateral Grantors:
                                          -------------------

                                          HARRAH'S


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                             EXHIBIT J-2
                                                                 Page 11




                                          HARRAH'S CLUB


                                          By
                                            -------------------------
                                            Name:
                                            Title:



                                          HARRAH'S LAS VEGAS, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:



                                          Beneficiary:
                                          -----------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT K
                                                               ---------




                           FIRST AMENDMENT TO ASSIGNMENT OF
                            PARTNERSHIP INTERESTS AGREEMENT
                           --------------------------------


                       FIRST AMENDMENT TO ASSIGNMENT OF PARTNERSHIP
             INTERESTS AGREEMENT (this "Amendment"), dated as of __________, 1995, among HARRAH'S NEW JERSEY, INC., HARRAH'S ATLANTIC CITY, INC. (each a "Partner"), and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Assignment of Partnership Interests Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.) (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit

                                                               EXHIBIT K
                                                                  Page 2




             Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Partners and the Collateral Agent entered into the Assignment of Partnership Interests Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Assignment of Partnership Interests Agreement");

                       WHEREAS, the parties hereto wish to amend the
             Assignment of Partnership Interests Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks,
                              ---- -----
             the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Partnership Interests;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that each Partner shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the parties hereto wish to amend the
             Assignment of Partnership Interests Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1.   The second sentence of the introductory
             paragraph of the Assignment of Partnership Interests Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year

                                                               EXHIBIT K
                                                                  Page 3




             Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       2.   The first recital of the Assignment of
             Partnership Interests Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS, Harrah's Entertainment, Inc. (formerly
                  known as The Promus Companies Incorporated)
                  ("Parent"), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.) (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated

                                                               EXHIBIT K
                                                                  Page 4




                  therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       3. The fourth recital (before giving effect to this Amendment) of the Assignment of Partnership Interests Agreement is hereby deleted in its entirety and the following new recital is inserted in lieu thereof:

                       "WHEREAS, in order to induce the Administrative
                  Agents and the Banks to provide the credit facilities pursuant to the Credit Agreements, the Collateral Grantors are willing to secure the Secured Obligations (as defined in the Master Collateral Agreement) by this Agreement and the other Collateral Documents and the parties hereto are willing to enter into the agreements set forth herein with respect to the Partnership Interests (as defined below);".

                       4. The fifth recital (before giving effect to this Amendment) of the Assignment of Partnership Interests Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       5.   Each Partner hereby reaffirms its
             obligations under the Assignment of Partnership Interests Agreement and the grant by such Partner of the security interests in and to the Partnership Interests contemplated thereby.

                       6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Assignment of Partnership Interests Agreement.

                       7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Partners and the Collateral Agent.

                                                               EXHIBIT K
                                                                  Page 5




                       8.   THIS AMENDMENT AND THE RIGHTS AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       9. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Partner and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       10. From and after the First Amendment Effective Date, all references in the Assignment of Partnership Interests Agreement and each of the Credit Documents to the Assignment of Partnership Interests Agreement shall be deemed to be references to the Assignment of Partnership Interests Agreement as amended hereby.

                                                               EXHIBIT K
                                                                  Page 6





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          HARRAH'S NEW JERSEY, INC.,
                                            as a Partner


                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          HARRAH'S ATLANTIC CITY, INC.,
                                            as a Partner



                                          By
                                            -------------------------------
                                            Name:
                                            Title:



                                          BANKERS TRUST COMPANY,
                                            as Collateral Agent


                                          By
                                            -------------------------------
                                            Name:
                                            Title:


             Acknowledged and Accepted
             -------------------------

             MARINA ASSOCIATES,
             a New Jersey partnership
             By Its General Partners

             By:  HARRAH'S NEW JERSEY, INC.
                  a New Jersey corporation

                                                               EXHIBIT K
                                                                  Page 7





             By:
                -------------------------------
                Name:
                Title:


             By:  HARRAH'S ATLANTIC CITY, INC.,
                  a New Jersey corporation


             By:
                -------------------------------
                Name:
                Title:

             This instrument was prepared by the   [Atlantic County, New Jersey]
             attorney described below:


             ___________________________________
             Jeffrey J. Temple



             Recording Requested By                            EXHIBIT L
                                                               ---------
             and when Recorded
             Return to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Attention:  Jeffrey J. Temple, Esq.


                  FIRST AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS
                  -------------------------------------------------



                       FIRST AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS
             (this "Amendment"), dated as of _____________, 1995, among HARRAH'S OPERATING COMPANY, INC. (formerly known as Embassy Suites, Inc.) (the "Company"), MARINA ASSOCIATES ("Marina", each of Marina and the Company being an "Assignor" and, collectively, the "Assignors") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Assignee"). Except as otherwise defined herein, capitalized terms used herein and defined in the Assignment referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Harrah's Entertainment, Inc. (formerly
             known as The Promus Companies Incorporated) ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated

                                                               EXHIBIT L
                                                                  Page 2




             as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent, the Company, each Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Assignors executed and delivered to the Assignee an Assignment of Leases and Rents, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Assignment");

                       WHEREAS, the parties hereto wish to amend the
             Assignment to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis
                                                       ---- -----
             with the 5-Year Banks, the 5-Year Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral and to renew and extend the liens and security interests granted therein;

                       WHEREAS, it is a condition precedent to the
             extensions of credit under the Credit Agreements that the Assignors shall have executed and delivered this Amendment to the Assignee; and

                                                               EXHIBIT L
                                                                  Page 3




                       WHEREAS, the parties hereto wish to amend the
             Assignment as herein provided.

                       NOW, THEREFORE, it is agreed:

                       1.   Recital B. of the Assignment is hereby
             deleted in its entirety and the following new recital B is inserted in lieu thereof:

                       "B.  Marina is an indirect, Wholly-Owned
                  Subsidiary (as such term is defined in the Credit Agreement) of the Company. The Company is a direct, Wholly-Owned Subsidiary of Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated) (the "Parent"). The Company, the Parent, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement"). The Company, the Parent, each Subsidiary Borrower thereunder, the financial institutions from time to time party thereto (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative

                                                               EXHIBIT L
                                                                  Page 4




                  Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements")."

                       2.   Each reference to the word "Embassy"
             contained in the Assignment shall be deemed deleted and the words "the Company" shall be inserted in lieu thereof.

                       3.   Recital D. of the Assignment is hereby
             amended by deleting the words "Credit Agreement" appearing therein and inserting the words "respective Credit
             Agreements" in lieu thereof.

                       4.   Recital E. of the Assignment is hereby
             amended by deleting the words "Credit Agreement" appearing therein and inserting the words "respective Credit
             Agreements" in lieu thereof.

                       5.   Recital F. of the Assignment is hereby
             amended by deleting the words "Credit Agreement" appearing therein and inserting the words "respective Credit
             Agreements" in lieu thereof.

                       6.   Recital G. of the Assignment is hereby
             amended by deleting the words (i) "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       7.   Recital H. of the Assignment is hereby
             amended by deleting the reference to the amount
             "$650,000,000" appearing therein and inserting the amount "$750,000,000" in lieu thereof.

                       8. The first paragraph of the granting clauses of the Assignment is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "the 5-year Credit Agreement or the 364-Day Credit Agreement, as the case may be," in lieu thereof.

                                                               EXHIBIT L
                                                                  Page 5




                       9.   Section 1 of the Assignment is hereby
             further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "5-Year Administrative Agent" shall have the
                  meaning provided in the Recital B. of this Assignment.

                       "5-Year Banks" shall have the meaning provided in
                  the Recital B. of this Assignment.

                       "5-Year Credit Agreement" shall have the meaning
                  provided in the Recital B. of this Assignment.

                       "364-Day Administrative Agent" shall have the
                  meaning provided in the Recital B. of this Assignment.


                       "364-Day Banks" shall have the meaning provided
                  in the Recital B. of this Assignment.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the Recital B. of this Assignment.

                       10. Section 6(a) of the Assignment is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement and Section 9 of the 364-Day Credit Agreement" in lieu thereof.

                       11.  Each Assignor hereby reaffirms to the
             Secured Parties each of their representations, warranties, covenants and agreements set forth in the Assignment with the same force and affect as if each were separately stated herein and made as of the date hereof.

                       12.  Each Assignor hereby ratifies, affirms,
             reaffirms, acknowledges, confirms and agrees that the Assignment, as modified by this Amendment, and each and every other document and/or instrument which evidences and/or secures payment of the Secured Obligations represent the valid, enforceable and collectible obligations of the Assignors and further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Assignors and further acknowledges and represents that, to the Assignors's knowledge no event has occurred and no condition exists which

                                                               EXHIBIT L
                                                                  Page 6




             would constitute a default under the Assignment or this Amendment either with or without notice or lapse of time or both.

                       13. Each Assignor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off known to each of them that it may have against the Assignee or any other Secured Party or which might affect the enforceability by the Assignee or any other Secured Party of their various rights and remedies under the Assignment or any of the other Credit Documents.

                       14. Except as specifically modified herein, all of the terms and provisions of the Assignment and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Assignment are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Assignors specifically acknowledging the validity and enforceability thereof.

                       15.  The Assignors agree to pay all costs in
             connection herewith, including, but without limitation, recordation and filing fees, taxes, reasonable attorneys' fees and expenses charges for title examination and title insurance premiums.

                       16. The liens, security interests, assignments and other rights evidenced by the Assignment are hereby renewed, extended and modified to secure the Secured
             Obligations.

                       17. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Assignment. As modified hereby, the Assignment is ratified and confirmed in all respects.

                       18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Assignors and the Assignee.

                                                               EXHIBIT L
                                                                  Page 7




                       19. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Assignors and the Assignee shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Assignee, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       20. From and after the First Amendment Effective Date, all references in the Assignment and each of the Credit Documents to the Assignment shall be deemed to be references to the Assignment as amended hereby.

                                                               EXHIBIT L
                                                                  Page 8





                       IN WITNESS WHEREOF, each of the parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Assignors:
                                          ---------


                                          HARRAH'S OPERATING COMPANY, INC.


                                          By
                                            -------------------------
                                            Name:
                                            Title:


                                          MARINE ASSOCIATES

                                          By:  HARRAH'S ATLANTIC CITY, INC.
                                               general partner



                                               By:_________________________
                                                  Name:
                                                  Title:

                                          By:  HARRAH'S NEW JERSEY, INC.
                                               general partner



                                               By:_________________________
                                                  Name:
                                                  Title:

                                                               EXHIBIT L
                                                                  Page 9






                                          Assignee:
                                          --------

                                          BANKERS TRUST COMPANY


                                          By
                                            -------------------------
                                            Name:
                                            Title:

                                                               EXHIBIT M
                                                               ---------


                     [Letterhead of Agent for Service of Process]


                                                                  [Date]


             To the Administrative Agents
             and the financial institutions party
             to the Credit Agreements referred
             to below:

             Ladies and Gentlemen:

                       Reference is made to the (i) Credit Agreement,
             dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment Inc. (formerly known as The Promus Companies Incorporated) ("Parent"), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.) (the "Company"), each Subsidiary Borrower thereunder (as defined therein), the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (as such Credit Agreement may be modified, supplemented, amended, amended and restated or extended from time to time, the "5-Year Credit Agreement"), (ii) the Credit Agreement, dated as of June 9, 1995, among Parent, the Company, each Subsidiary Borrower thereunder (as defined therein), the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (as such Credit Agreement may be modified, supplemented, amended, amended and restated or extended from time to time, the "364-Day Credit Agreement") and (iii) the Guaranty, dated as of July 22, 1993 (as may be amended, modified or supplemented from time to time, the "Company/Sub Guaranty"), made by each Guarantor party thereto (each such Guarantor, together with Parent, the Company and each Subsidiary Borrower are herein called the "Credit Parties," and each a "Credit Party").

                                                               Exhibit M
                                                                  page 2




                       Each Credit Party, pursuant to Section 13.08 of
             the 5-Year Credit Agreement, Section 12.08 of the 364-Day Credit Agreement or Section 18 of the Company/Sub Guaranty, as the case may be, has irrevocably designated, appointed and empowered the undersigned, CT Corporation System, with offices currently located at 1633 Broadway, New York, New York 10019, as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such legal action or proceeding with respect to the 5-Year Credit Agreement, the 364-Day Credit Agreement or any other Credit Document (as defined in each such Credit Agreement) in the courts of the State of New York or of the United States of America for the Southern District of New York.

                       The undersigned hereby informs you that it irrev-
             ocably accepts such appointment as agent as set forth in
             Section 13.08 of the 5-Year Credit Agreement, Section 12.08 of the 364-Day Credit Agreement and Section 18 of the Company/Sub Guaranty and agrees with you that the undersigned (i) shall inform each Administrative Agent promptly in writing of any change of its address in New York City, (ii) shall perform its obligations as such process agent in accordance with the provisions of Section
             13.08 of the 5-Year Credit Agreement, Section 12.08 of the 364-Day Credit Agreement and Section 18 of the Company/Sub Guaranty and (iii) shall forward promptly to each Credit Party any legal process received by the undersigned in its capacity as process agent.

                       As process agent, the undersigned, and its
             successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 13.08 of the 5-Year Credit Agreement, Section 12.08 of the 364-Day Credit Agreement and Section 18 of the Company/Sub Guaranty.

                                           Very truly yours,

                                           CT CORPORATION SYSTEM


                                           By___________________________
                                             Title:

                                                               EXHIBIT N
                                                               ---------



                            OFFICER'S SOLVENCY CERTIFICATE
                            ------------------------------



                       I, the undersigned, the Chief Financial Officer
             of HARRAH'S ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware ("Parent"), do hereby certify on behalf of Parent that:

                       1.  This Certificate is furnished pursuant to (i)
             Section 5.18(i) of the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Parent, Harrah's Operating Company, Inc. (the "Company"), each Subsidiary Borrower, the financial institutions from time to time party thereto (the "Banks"), Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "5-Year Credit Agreement") and (ii)
             Section 4.18(i) of the Credit Agreement, dated as of June 9, 1995, among Parent, the Company, each Subsidiary Borrower, the Banks, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "364-Day Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                       2. For purposes of this Certificate, the terms below shall have the following definitions:

                  (a)  "Fair Value"

                       The amount at which the assets, in their entirety, of Parent (on a stand alone basis), Parent and its

                                                               Exhibit N
                                                                  Page 2


                       Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis), in each case would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

                  (b)  "Present Fair Salable Value"

                       The amount that could be obtained by an
                       independent willing seller from an independent willing buyer if the assets of each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis) are sold with reasonable promptness under normal selling conditions in a current market.

                  (c)  "New Financing"

                       The indebtedness incurred or to be incurred by Parent and its Subsidiaries under the Credit Documents and the 364-Day Credit Agreement (assuming the full utilization by the Borrowers of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment) and all other financing contemplated by the Credit Documents, in each case after giving effect to the Hotel Transaction and the incurrence of all financings contemplated therewith.

                  (d)  "Stated Liabilities"

                       The recorded liabilities (including Contingent Liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP") consistently applied) of each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis), in each case at December 31, 1994, together with (i) the net change in long-term debt (including current maturities) between December 31, 1994 and the date hereof and (ii) without duplication, the amount of all New Financing.

                                                               Exhibit N
                                                                  Page 3


                  (e)  "Contingent Liabilities"

                       The maximum estimated amount of liability reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis) (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities).

                  (f) "Will be able to pay its Stated Liabilities, including Contingent Liabilities, as they mature"

                       For the period from the date hereof through the stated maturity of all New Financing, each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis) will have sufficient assets and cash flow to pay its respective Stated Liabilities and Contingent Liabilities as those liabilities mature or otherwise become due.

                  (g) For purposes of the foregoing definitions, the Contingent Liability of any of the Guarantors (other than the Company) with respect to the Guaranteed Obligations (as defined in the respective Guaranty) shall be deemed to be reduced by the amount of the expected contribution by the Company, any Subsidiary Borrower and the other Guarantors with respect thereto.

                  (h)  "Does not have Unreasonably Small Capital"

                       For the period from the date hereof through the stated maturity of all New Financing, each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis), in each case both before and after consummation of the Hotel Transaction and all Indebtedness being incurred or assumed and Liens created in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern despite

                                                               Exhibit N
                                                                  Page 4


                       moderately negative deviations from the
                       Projections discussed below.

                       3.  For purposes of this Certificate, I, or
             officers of Parent under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

                  (a) I have reviewed the consolidated statements of financial condition of Parent and its Subsidiaries and the Company at December 31, 1994 and March 31, 1995, and the related consolidated statements of income and cash flow and changes in shareholders' equity of Parent and its Subsidiaries for the fiscal year and three-month period ended on such date, as the case may be.

                  (b) I have made inquiries of certain other officials of Parent who have responsibility for financial and accounting matters regarding:

                       1. whether the unaudited consolidated financial statements at March 31, 1995 are in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements as at December 31, 1994, and whether omitted notes to the unaudited consolidated financial statements would have disclosed any new information, except to update amounts included in the notes to the December 31, 1994 audited consolidated financial statements; and

                       2. whether, at December 31, 1994, there were any decreases as compared with March 31, 1995, in the consolidated net assets or the excess of consolidated current assets over consolidated current liabilities of Parent and the Subsidiaries.

                  (c) I have read or been briefed by certain officials of Parent who have responsibility for legal, financial and accounting matters with respect to the substance and financial effect of the Credit Documents, the 364-Day Credit Agreement and the respective Schedules and Exhibits thereto.

                  (d)  With respect to Contingent Liabilities, I:

                                                               Exhibit N
                                                                  Page 5


                       1. inquired of certain officials of Parent who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all Contingent Liabilities known to them;

                       2. confirmed with senior officers of Parent that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Contingent Liabilities made known to me in the course of my inquiry and that (ii) the amounts relating thereto were the maximum estimated amount of liability reasonably likely to result therefrom as of the date hereof; and

                       3.   hereby certify that, to the best of my
                            knowledge, all material Contingent
                            Liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks and other Contingent Liabilities of Parent and its Subsidiaries (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities) have been considered in making the certification set forth in paragraph 4 below.

                  (e) I have had the Projections, which have been previously delivered to the Banks, prepared under my direction and have re-examined the Projections on the date hereof and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I am satisfied with the representation contained in Section 7.05(d) of the Credit Agreement and that the Projections support the conclusions contained in the last paragraph of this Certificate.

                  (f) I have made inquiries of certain officers of Parent and the Company which have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis), in each

                                                               Exhibit N
                                                                  Page 6


                       case both before and after giving effect to the consummation of the Hotel Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of their Stated Liabilities and Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

                       4. Based on and subject to the foregoing, I hereby certify on behalf of Parent that, both before and after giving effect to the Hotel Transaction and the related financing transactions (including the New Financing), it is my informed opinion that as of the date hereof (i) the Fair Value and Present Fair Salable Value of the assets of each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis), in each case exceed their Stated Liabilities and Contingent Liabilities; (ii) each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis) will not have Unreasonably Small Capital; and (iii) each of Parent (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Company and each Subsidiary Borrower (each on a stand alone basis) will be able to pay their respective Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.


                       IN WITNESS WHEREOF, Parent has caused its duly
             authorized chief financial officer to execute and deliver this Certificate this ___ day of ____________, 1995.

                                 HARRAH'S ENTERTAINMENT, INC.


                                 By________________________________
                                   Name:
                                   Title:

                                                               EXHIBIT P
                                                               ---------



                       ELECTION TO BECOME A SUBSIDIARY BORROWER

                                                                  [Date]


             Bankers Trust Company, as Administrative Agent
             One Bankers Trust Plaza
             New York, New York  10006

             Gentlemen:

                       The undersigned, [name of Subsidiary Borrower], a
             ______________ corporation, refers to the Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 (as amended from time to time, the "Credit Agreement"), among Harrah's Entertainment, Inc. (formerly known as The Promus Companies Incorporated), Harrah's Operating Company, Inc. (formerly known as Embassy Suites, Inc.), each other Subsidiary Borrower party thereto, the financial institutions from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

                       The undersigned, desiring to incur Loans under
             the Credit Agreement hereby elects, as required by Section
             6.03 of the Credit Agreement, to become a Subsidiary Borrower for purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as to the undersigned and its Subsidiaries as of the date hereof, and the undersigned hereby agrees to comply with all the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement as if the undersigned were an original signatory thereto. The undersigned, simultaneously with its execution hereof, is delivering (i) the appropriate Revolving Note to the Administrative Agent for the account of each of the Banks and (ii) the appropriate Swingline Note to Bankers Trust Company for its account, in accordance with the

                                                               EXHIBIT P
                                                                  Page 2




             terms of the Credit Agreement. All notices and other communications provided for under the Credit Agreement may be sent to the address specified below.

                                           Very truly yours,

             Address:                      [NAME OF SUBSIDIARY BORROWER]


                                           By_________________________
                                             Title:



             Acknowledged and Agreed:

             HARRAH'S ENTERTAINMENT, INC.


             By:
                ----------------------------
                Title:



             HARRAH'S OPERATING COMPANY, INC.


             By:
                ----------------------------
                Title:



             BANKERS TRUST COMPANY,
               as Administrative Agent


             By:
                ----------------------------
                Title:

                                                                       EXHIBIT Q
                                                                       ---------

                         ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                           Date __________, 19__


     Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ________________ (the "Assignor") and ________________ (the
"Assignee") hereby agree as follows:


     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the Revolving Loan Commitment of the Assignor, including, without limitation, all rights and obligations with respect to the Assigned Share of the Revolving Loans, Swingline Loans and Letters of Credit.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Parent, any Borrower or any other Subsidiary of Parent or the performance or observance by any Credit Party of any of its respective obligations under the Credit Agreement or the other Credit Documents to which it is a party or any other instrument or document furnished pursuant thereto.

                                                                      EXHIBIT Q
                                                                      Page 2

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Agents, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Qualified Person; (iv) appoints and authorizes the Administrative Agent (including the Administrative Agent in its capacity as Collateral Agent) to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vi) to the extent legally entitled to do so, attaches the forms described in the penultimate sentence of Section 13.04(b) of the Credit Agreement] 1/.

     4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of Bankers Trust Company and each Letter of Credit Issuer and receipt by the Administrative Agent of the administrative fee referred to in such Section 13.04(b), unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

     5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment

1/ Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       EXHIBIT Q
                                                                       Page 3

and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. It is agreed that the Assignee shall be entitled to (w) all interest on the Assigned Share of the Revolving Loans at the rates specified in Item 6 of Annex I; (x) all Commitment Commission on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I hereto; and (y) all Letter of Credit Fees on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date; such interest, Commitment Commission and Letter of Credit Fees to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Revolving Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

     7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       EXHIBIT Q
                                                                       Page 4

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this ________ day            [NAME OF ASSIGNOR]
of _____________ , 19__               as Assignor



By__________________________________
                                      Title:

                                      [NAME OF ASSIGNEE]
                                      as Assignee


By__________________________________
                                      Title:


Acknowledged and Agreed:

BANKERS TRUST COMPANY,
      as Administrative Agent

By__________________________________
Title:

[NAME OF EACH LETTER OF CREDIT ISSUER]

By__________________________________
Title:

                     ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                         ANNEX I

1.     Borrowers:

       Harrah's Operating Company, Inc. and each Subsidiary Borrower party thereto.

2.     Name and Date of Credit Agreement:

       Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, among Harrah's Entertainment, Inc., Harrah's Operating Company, Inc., each Subsidiary Borrower, the Banks party thereto from time to time, Bankers Trust Company, The Bank of New York, CIBC, Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe General and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent, as amended to the date hereof.

3.     Date of Assignment Agreement:

4.     Amounts (as of date of item #3 above):

                                     Revolving
                                     Loan Commitment

    a. Aggregate Amount
       for all Banks                 $_______________

    b. Assigned Share 2/              _______________%

    c. Amount of
       Assigned Share                $_______________



_____________________

2/ Percentage taken to 12 decimal places.

                                                                        Annex I
                                                                        Page 2

5.     Settlement Date:            ___________ __, 199_

6.     Rate of Interest            As set forth in Section 1.08
       to the Assignee:            of the Credit Agreement (unless
                                   otherwise agreed to by the Assignor
                                   and the Assignee) 3/

7.     Commitment                  As set forth in Section 3.01(a) of the
       Commission:                 Credit Agreement (unless otherwise agreed
                                   to by the Assignor and the Assignee) 4/

8.     Letter of Credit            As set forth in Section 3.01(b)
       Fees to the                 of the Credit Agreement (unless otherwise
       Assignee:                   agreed to by the Assignor and the
                                   Assignee) 5/






_______________________

3/ The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

4/ The Company and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

5/ The Company and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                         Page 3

9.     Notice:

          ASSIGNOR:
             _____________________
             _____________________
             _____________________
             Attention:
             Telephone:
             Telecopier:
             Reference:

          ASSIGNEE:
             _____________________
             _____________________
             _____________________
             Attention:
             Telephone:
             Telecopier:
             Reference:



       Payment Instructions:

          ASSIGNOR:
             _____________________
             _____________________
             _____________________
             Attention:
             Reference:

          ASSIGNEE:

             _____________________
             _____________________
             _____________________
             Attention:
             Reference:


Accepted and Agreed:

[NAME OF ASSIGNEE]                             [NAME OF ASSIGNOR]


By__________________________                   By__________________________
____________________________                   ____________________________
(Print Name and Title)                         (Print Name and Title)